(Final)

(eNGLISH tRANSLATION FOR rEFERENCE sAKE oNLY)

RE/MAX REGIONAL FRANCHISE AGREEMENT

KANAGAWA Prefecture

entered into between

IKEZOE TRUST CO.

(RE/MAX Japan: Master Franchisor)

and

kidding co.

(RE/MAX JAPAN: Sole Agent for Mater Franchisor)

AND

SCHOOL TV CO., LTD. (KANAGAWA REGION)

TABLE OF CONTENTS

Page

1. DEFINITIONS and exhibits:	2
2. GRANT OF RIGHTS:	2
3. quotas for office FRANCHISEs and Sales Asssociates: .	3
4. TRAINING PROGRAM: .	4
5. INITIAL consideration AND FRANCHISE FEES:	5
6. Membership DUES AND MONTHLY ONGOING FEES:	5
7. GENERAL PAYMENT TERMS AND MONTHLY REPORTS:	7
8. ADVERTISING AND DEVELOPMENT FUND:	8
9. FRANCHISE program in the REGION:	9
10. ASSIGNMENT OR TRANSFER BY REGIONAL FRANCHISEE:	9
11. ASSIGNMENT OR TRANSFER BY RE/MAX, JAPAN: .	11
12. CORPORATE/oWNERSHIP MATTERS:	11
13. MARKS AND PROTECTION OF THE PROPRIETARY CONCEPT:	12
14. INSURANCE REQUIREMENTS:	17
15. Regional Franchisee’S REPRESENTATIONS:	17
16. Regional Franchisee’S OBLIGATIONS:	20
17. RELATIONSHIP OF PARTIES:	26
18. CANCELLATION OR TERMINATION OF THIS AGREEMENT:	26
19. MISCELLANEOUS PROVISIONS:	33
20. TRANSLATION:	36
21. REGISTRATION aND FILING: .	36
22. ACKNOWLEDGEMENT OF RECEIPT OF REQUISITE INFORMATION:	36
23. FORCE MAJEURE:	36

EXHIBITS

A	- DEVELOPMENT SCHEDULE
B	- CONFIDENTIALITY AGREEMENT
C	- OWNERSHIP INTERESTS IN REGIONAL FRANCHISEE
D	- THE MARKS
E	- guaranty and assumption of obligations
F -	TERRITORY mAP

RE/MAX REGIONAL FRANCHISE AGREEMENT for KANAGAWA REGION

THIS REGIONAL FRANCHISE AGREEMENT (as amended, supplemented, or modified from time to time, this (“Agreement”)), is made and effective this 7th day of July, 2017, (the “Effective Date”) by and between IKEZOE TRUST CO., a company formed and existing pursuant to the laws of Japan, (together with its successors or assignees, “Master Franchisor” or “RE/MAX Japan”), with its principal place of business located at Kioi-cho Kaneda Bldg. 5F, 3-16 Kioi-cho, Chiyoda-ku, Tokyo 102-0094, Japan, KIDDING CO., with its principal place of business located at No.6 Tomizawa Bldg. 4F, 2-12-5, Yotsuya, Shinjuku-ku, Tokyo 160-0004, Japan (hereinafter “Kidding” or collectively together with IKEZOE TRUST CO. referred to as “RE/MAX JAPAN”) and SCHOOL TV CO., LTD., a company formed and existing pursuant to the laws of Japan, with its registered office located at 1-23-38 Esaka-cho, Suita-shi, Oosaka Prefecture 564-0063 , Japan, (“Regional Franchisee”).

WITNESSETH:

WHEREAS, RE/MAX, LLC owns a system for the development and operation of independently owned and operated real estate offices that is proprietary and confidential (“Proprietary Concept”) and that provides competitive and economic advantages to RE/MAX, LLC and its franchisees (the “RE/MAX System”);

WHEREAS, RE/MAX, LLC identifies its independently owned and operated real estate offices to the public through the use of certain service marks, trademarks, emblems and indicia of origin, including the marks listed on Exhibit D to this Agreement, and such other service marks and trademarks as RE/MAX, LLC owns or may develop in the future for the purpose of identifying for the public the source of services and products marketed in connection with the Proprietary Concept (collectively, the “Marks”);

WHEREAS, IKEZOE TRUST Co. is a sole licensee for RE/MAX System and Marks in Japan, and is a sole master franchisor authorized by RE/MAX, LLC for a real estate franchising business of RE/MAX, LLC in Japan as expressed pursuant to the terms and conditions in that certain Master Franchise Agreement, effective as of the 20th day of September 2013, by and between RE/MAX, LLC and RE/MAX JAPAN (“MFA”);

WHEREAS, Kidding and MASTER FRANCHISOR has concluded the Sole Agency Agreement re RE/MAX JAPAN on 5th September, 2014 (“Agency Agreement”). Pursuant to the Agency Agreement, Kidding has been appointed as an exclusive sole agent for and on behalf of Master Franchisor to perform the works relating to the RE/MAX system for the purposes of expanding the RE/MAX system throughout Japan (the “Consigned Works”). Any and all notifications and reports to be made by the Regional Franchisee to IKEZOE TRUST hereunder　shall be made to Kidding, and any and all payments to RE/MAX JAPAN by Regional Franchisee under this Agreement shall be made to IKEZOE TRUST Co., unless otherwise provided for in this Agreement.

WHEREAS, Regional Franchisee wishes to obtain from RE/MAX JAPAN, the right to develop and service a network of franchised real estate offices (“Franchised Offices”) in the Region identified in Exhibit F to this Agreement and, in connection with and in furtherance of such activities, to use, and grant others the right to use, the Marks and the Proprietary Concept in the Region.

WHEREAS, IKEZOE TRUST and Regional Franchisee desire to enter into this Agreement, pursuant to which Regional Franchisee is granted certain rights to develop and maintain a network of franchised real estate offices in the Territory that use the Marks and the Proprietary Concept.

NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements herein expressed and intending to be legally bound, the parties mutually agree as follows:

1.                   DEFINITIONS and exhibits:

a.                   DEFINITIONS: All initially capitalized terms used without definition in this Agreement shall have the meanings assigned to such terms in the Appendix.

b.                   APPENDIX AND EXHIBITS: The Appendix and Exhibits listed in the table of contents and attached hereto are incorporated in, and are an integral part, of this Agreement.

2.       GRANT OF RIGHTS:

a. RIGHTS TO the REGION: Subject to the terms and conditions of this Agreement, RE/MAX JAPAN(IKEZOE TRUST)　grants to Regional Franchisee the right (i) to use the Marks for the advertisement and promotion of the availability of Franchised Offices and RE/MAX® real estate services in the Region, (ii) to license Franchisees to establish and operate Franchised Offices in the Region pursuant to Franchise Agreements, (iii) to use the Marks and the Proprietary Concept in connection with its provision of applicable services to Franchisees (including the supervision of all Franchised Offices established within the Territory); and (iv) to use the Marks in connection with the operation of the Regional Office.

b. ownership of proprietary concept: Regional Franchisee expressly agrees that all ownership, right, title and interest in and to the Marks, the Proprietary Concept, and all related proprietary and confidential information (together with all translations, changes, improvements and modifications to any of the foregoing), regardless of source, are and shall remain solely and exclusively the property of RE/MAX, LLC.

c.                   RESTRICTIONS ON RE/MAX JAPAN: Provided Regional Franchisee fully complies with the terms and conditions of this Agreement and fulfills each of its obligations under all Franchise Agreements, RE/MAX JAPAN agrees, that during the Term it will not (directly or indirectly), (i) establish any Offices in the Region, (ii) grant any Person the right to operate any Offices in the Region, or (iii) grant any Person the right to franchise or otherwise license any Offices in the Region.

d.                   RIGHTS RESERVED BY RE/MAX JAPAN: Under no circumstances will the preceding restrictions limit RE/MAX JAPAN (directly or indirectly) or any Person authorized by RE/MAX JAPAN, from (i) promoting and advertising the Proprietary Concept and/or the Marks in the Region; (ii) from soliciting and providing real estate services outside the Region to any Person who resides in the Region,; (iii) acquiring, either directly or indirectly through an Affiliate, existing Offices within the Region, so long as RE/MAX JAPAN　or its Affiliates agree to enter into a Franchise Agreement with respect to any such acquired office or offices; and (iv) acquiring, either directly or indirectly through affiliates, independent (non-RE/MAX) Real Estate Brokerage Offices within the Region and converting these independent offices to Offices, so long as RE/MAX JAPAN or its Affiliates agree to enter into a Franchise Agreement with respect to any such converted Offices.

Following the expiration or termination of this Agreement, RE/MAX JAPAN shall be free to establish, and license others to establish, Real Estate Brokerage Offices of any type in the Region. Regional Franchisee expressly understands and agrees that this Agreement shall not create any rights benefiting Regional Franchisee, nor shall it impose any obligations upon RE/MAX JAPAN with respect to any geographic area outside the Region, and that RE/MAX JAPAN may grant licenses and other rights to use the Proprietary Concept and/or the Marks anywhere in Japan outside of the Region.

e.                   TERM: This Agreement, and the rights conveyed hereunder, shall commence on the Effective Date and shall expire on the 28th day of May, 2032 (“Term”). This Agreement and the regional franchise relationship created by this Agreement may only be renewed as provided in Paragraph 2.f. below.

f.                    RENEWAL: Regional Franchisee may elect to renew this Agreement for one additional term of fifteen (15) years, provided that each of the following requirements have been met, as determined by RE/MAX JAPAN in its reasonable discretion:

(i)                 Regional Franchisee notifies RE/MAX Japan in writing of its desire and intent to renew (“Renewal Notice”) at least twelve (12) months, but not more than twenty-four (24) months, prior to the expiration of the Term;

(ii)               Regional Franchisee agrees to sign the then current form of regional franchise agreement (or such other similarly named document which operates to grant regional franchise rights), which Regional Franchisee understands shall contain a new development schedule as RE/MAX JAPAN may reasonably determine and may contain terms and conditions materially different from the terms of this Agreement;

(iii)             As of the date of the Renewal Notice, Regional Franchisee is not in default of any of the terms or conditions of this Agreement, and Regional Franchisee remains in full compliance with the terms of this Agreement until expiration of the Term;

(iv)              Regional Franchisee shall pay to RE/MAX Japan a renewal fee equal to Sixty Million Japanese Yen (JPN￥60,000,000.-)(excluding the consumption taxes) upon its execution of the renewal regional franchise agreement (or such other similarly named document which operates to grant regional franchise rights); and

(v)                Regional Franchisee and each of its Principals execute and deliver to RE/MAX JAPAN a general release in form and substance satisfactory to RE/MAX JAPAN and RE/MAX, LLC which effectively releases any and all existing and/or potential claims (including claims arising under this Agreement and Domestic Laws) against RE/MAX JAPAN, RE/MAX, LLC, their Affiliates, and their respective successors and assigns (including their respective officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees, in their corporate and individual capacities).

3.       quotas for office FRANCHISEs and Sales Asssociates:

Regional Franchisee shall maintain in the Region the minimum number of Franchised Offices and Sales Associates as specified on the Development Schedule (attached to this Agreement as Exhibit A). All Franchised Offices and Sales Associates shall be located in the Region. Unless otherwise agreed to by RE/MAX JAPAN, a Franchised Office sold for consideration other than cash shall not be considered or counted toward the quota obligations set forth in the Development Schedule.

Time is of the essence in the obligations of Regional Franchisee under this paragraph. Regional Franchisee may request extensions of time to comply with its obligations under the Development Schedule, and such requests may be granted or denied by RE/MAX JAPAN for any reason or no reason. Regional Franchisee’s failure to develop and operate in accordance with the Development Schedule is a material breach of this Agreement for which RE/MAX JAPAN may exercise any and all rights and remedies conferred under this Agreement and applicable law, including the right, in its sole discretion, to: (a) terminate this Agreement immediately pursuant to Paragraph 18 without prejudice to recovery of damages or (b) offer the option of deferring any termination, at the discretion of RE/MAX JAPAN on the condition that Regional Franchisee shall pay on demand, a development deficiency fee for each Franchised Office and Sales Associate not attained in accordance with the Development Schedule. In the event of any deferral of termination in accordance with clause (b) of the preceding sentence, any failure of Regional Franchisee to pay any development deficiency fee when due will result in the immediate termination of this Agreement upon notice of such failure in accordance with Paragraph 18 of this Agreement.

If Regional Franchisee fails to satisfy the Development Schedule for Franchised Offices, the deficiency fee shall be Sixty Thousand Japanese Yen (JPY￥60,000) multiplied by that number derived by subtracting the actual number of open Franchised Offices at the end of each Agreement Year from the number of Franchised Offices required to be maintained by the end of each Agreement Year. If Regional Franchisee fails to satisfy the Development Schedule for Sales Associates, the deficiency fee shall be four times the then current Membership Dues rate multiplied by that number derived by subtracting the actual number of Sales Associates at the end of each Agreement Year from the number of Sales Associates required to be attained by the end of each Agreement Year. Development deficiency fees are not refundable under any circumstances. The exercise of rights under clause (b) above does not preclude RE/MAX JAPAN from exercising any other rights and/or remedies, including the right to terminate as described in clause (a) above any time after it first exercises its rights under clause (b).

4.       TRAINING PROGRAM:

Within ninety (90) days after the execution of this Agreement, at least one (1) of Regional Franchisee’s Principals must attend and successfully complete the five-day regional owner training course conducted by RE/MAX, LLC (the “RE/MAX Management Training Course”). Regional Franchisee acknowledges and agrees that such training shall be based on the RE/MAX System as implemented in the U.S. and other countries and may have little, if any, utility or relevance to the Territory. The RE/MAX Management Training Course shall be conducted in English at RE/MAX, LLC’s principal office (or such other location(s) designated by RE/MAX, LLC) at such time(s) designated by RE/MAX, LLC. Regional Franchisee may, at its option, send up to five (5) additional representatives to the RE/MAX Management Training Course. If necessary, Regional Franchisee shall furnish, at its expense, the services of an interpreter in connection with any training programs. RE/MAX, LLC shall be responsible for the costs of instruction and materials; all other expenses, including travel, lodging and meals, shall be the sole responsibility of Regional Franchisee. At all times beginning on the ninetieth (90th) day following the Effective Date and continuing throughout the Term, at least one (1) of Regional Franchisee’s key employees must have attended and satisfactorily completed the RE/MAX Management Training Course. If, at any point during the Term, less than one (1) of Regional Franchisee’s key employees have satisfactorily completed the RE/MAX Management Training Course and Regional Franchisee fails to cure this default within ninety (90) days, RE/MAX JAPAN may terminate this Agreement upon written notice to Regional Franchisee.

Within ninety (90) days, ninety days after the Effective Date, at least one (1) of Regional Franchisee’s Principals must attend and successfully complete the two-day regional owner training course conducted by RE/MAX Japan (the “RE/MAX Japan Training Course”). Regional Franchisee acknowledges and agrees that such training shall be based on the RE/MAX System as implemented in the U.S. and other countries and may have little, if any, utility or relevance to the Territory. The RE/MAX JAPAN Training Course shall be conducted in Japanese at RE/MAX JAPAN’s principal office (or such other location(s) designated by RE/MAX JAPAN) at such time(s) designated by RE/MAX JAPAN. Regional Franchisee may, at its option, send up to three (3) additional representatives to the RE/MAX JAPAN Training Course. If necessary, Regional Franchisee shall furnish, at its expense, the services of an interpreter in connection with any training programs. RE/MAX JAPAN shall be responsible for the costs of instruction and materials; all other expenses, including travel, lodging and meals, shall be the sole responsibility of Regional Franchisee. At all times beginning on the first anniversary following the Effective Date and continuing throughout the Term, at least one (1) of Regional Franchisee’s Principals must have attended and satisfactorily completed the RE/MAX JAPAN Training Course. If, at any point during the Term, less than one (1) of Regional Franchisee’s Principals have satisfactorily completed the RE/MAX Japan Training Course and Regional Franchisee fails to cure this default within one (90) days, RE/MAX JAPAN may terminate this Agreement upon written notice to Regional Franchisee.

5.       INITIAL consideration AND FRANCHISE FEES:

a. INITIAL consideration: In consideration of RE/MAX JAPAN entering into this Agreement and granting the rights hereunder, Regional Franchisee shall pay RE/MAX JAPAN an initial fee in the amount of Sixty Million Japanese Yen (JPN¥60,000,000.-) which sum is due and payable by bank wire transfer upon execution of this Agreement by Regional Franchisee.

b. FRANCHISE FEES: For each Franchise Agreement that Regional Franchisee sells to a Franchisee, Regional Franchisee shall pay RE/MAX JAPAN a franchise sales fee (“Franchise Sales Fee”) in an amount equal to the greater of: (i) thirty percent (30%) of all consideration to which Regional Franchisee is entitled for such sale; or (ii) Two Hundred Ten Thousand Japanese Yen (JPY￥210,000.-) (which fixed amount may be increased once in any calendar year provided such increase will not exceed five percent (5%) of the fixed fee in effect at the time of any such increase). For each transfer or renewal of a Franchise Agreement, Regional Franchisee shall pay RE/MAX JAPAN a franchise transfer or renewal fee in the amount equal to thirty percent (30%) of all consideration to which Regional Franchisee is entitled for such transfer or renewal (each a “Franchise Transfer or Renewal Fee”). Franchise Sales Fees and Franchise Transfer or Renewal Fees shall be due and payable in full no later than the last day of the calendar month following the calendar month in which the applicable Franchise Agreement is signed, or any transfer or renewal becomes effective, as the case may be, but in any case shall be paid prior to attendance by the Franchisee at any scheduled training course conducted by Regional Franchisee for Franchisees. The balance of all fees paid to Regional Franchisee over and above the Franchise Sales Fees and Franchise Transfer or Renewal Fees shall be retained by and become the property of Regional Franchisee. Regional Franchisee shall submit to RE/MAX JAPAN a written report together with any payments to RE/MAX provided for under this Paragraph 5.b. RE/MAX JAPAN recommends, but does not require, that Franchises be sold for a price of not less than the equivalent of [Two Million Japanese Yen (¥2,000,000)] each. RE/MAX JAPAN further recommends, but does not require, that renewals of Franchises be conditioned on payment of a renewal fee equal to or greater than fifty percent (50%) of that particular Franchisee’s original franchise fee.

6.       Membership DUES AND MONTHLY ONGOING FEES:

a. MEMBERSHIP DUES. In consideration of RE/MAX JAPAN’s provision of certain services associated with the Proprietary Concept, Regional Franchisee shall pay to RE/MAX JAPAN membership dues (“Membership Dues”). If paid on an annual basis, the Membership Dues shall be in the amount of Forty Two Thousand Japanese Yen (¥42,000.-) per year (or such increased amount as provided below) for each Sales Associate. The first such Membership Dues shall be paid to RE/MAX JAPAN by Regional Franchisee no later than the 25th day of the calendar month following the calendar month in which a Sales Associate first affiliates with Regional Franchisee or with any Franchisee. The first Membership Dues payment shall be accompanied by the Membership Profile Form. Subsequent Membership Dues for a given Sales Associate shall be due and payable to RE/MAX JAPAN no later than the 25th day of the calendar month following each anniversary date of the Sales Associate’s affiliation (“Sales Associate Anniversary Date”).

The Membership Dues shall increase every two (2) years throughout the Term by an amount equal to five percent (5%) of the Membership Dues in effect at the time of such increase. Provided, however, the first such increase shall occur in October 2017 and subsequent increases every two (2) years thereafter. Each such increase shall apply (i) immediately with respect to every Sales Associate who affiliates with Regional Franchisee or with any Franchisee on or after the effective date of such increase and (ii) upon the next Sales Associate Anniversary Date with respect to every Sales Associate whose affiliation with Regional Franchisee or with any Franchisee began prior to the effective date of such increase. Regional Franchisee further acknowledges and agrees that RE/MAX JAPAN shall have the unilateral right, in its sole discretion, to determine the amount of Membership Dues applicable to all Sales Associates operating within the Region. Regional Franchisee agrees that such Membership Dues may be different from one Region to another, taking into account differentials in the costs of providing support services, maintaining appropriate communications, the cost of protecting the Proprietary Concept and/or the Marks and other factors deemed by RE/MAX JAPAN in its sole discretion, to be relevant in determining the appropriate level of Membership Dues for all Sales Associates.

b. MONTHLY ONGOING FEES: By the 25th day of each calendar month of the Term, Regional Franchisee shall pay RE/MAX JAPAN ongoing fees (“Monthly Ongoing Fees”), comprised of two components:

i) a “Monthly Fixed Fee” in an amount equal to Sixty Thousand Japanese Yen (¥60,000) per RE/MAX Office. The Monthly Ongoing Fees shall increase every two (2) years throughout the Term by an amount equal to five percent (5%) percent of the Monthly Ongoing Fees in effect at the time of such increase. The first increase shall occur in October 2017 and subsequent increases every two (2) years thereafter.

ii) a “Monthly Percentage Fee” based on the following: if at any time during the Term, Regional Franchisee charges its Franchised Offices a percentage fee based on Office Commissions, Regional franchisee shall pay RE/MAX JAPAN a Monthly Percentage Fee equal to Three Percent (3%) of such Office Commissions.  “Office Commissions” shall mean the total amount of commission-based revenue earned, derived or otherwise generated by Franchised Offices and their Sales Associates from real estate transactions handled during the immediately preceding month.

c. MONTHLY ADVERTISING FEES: By the 25th day of each calendar month during the Term, Regional Franchisee shall pay RE/MAX JAPAN Ten Thousand Japanese Yen (¥10,000) per Franchised Office for the Advertising and Development Fund (“Advertising Fees”). Notwithstanding anything to the contrary contained herein, Regional Franchisee acknowledges that RE/MAX JAPAN shall have the right, at any time upon not less than forty-five (45) days’ prior written notice to Regional Franchisee, to increase or otherwise adjust the amount of the Advertising Fees.

d. MONTHLY TECHNOLOGY FEES: By the last 25th of each calendar month during the Term, Regional Franchisee shall pay RE/MAX JAPAN Ten Thousand Japanese Yen (¥10,000) for technology related services;

e. FEE COLLECTION BY REGIONAL FRANCHISEE: Regional Franchisee shall be solely responsible for the collection of all fees and other amounts due to Regional Franchisee from Franchisees and Sales Associates operating within the Region, and Regional Franchisee shall have complete control over the collection process to be utilized in connection therewith. Regional Franchisee’s failure to collect all fees and amounts due to Regional Franchisee from its Franchisees and Sales Associates shall not affect in any way Regional Franchisee’s obligation to pay the total amounts due from Regional Franchisee to RE/MAX JAPAN as provided in this Agreement.

7.       GENERAL PAYMENT TERMS AND MONTHLY REPORTS:

a. LATE PAYMENT BY REGIONAL FRANCHISEE: Regional Franchisee acknowledges that the rights and services conferred upon Regional Franchisee under this Agreement, and the related payments to RE/MAX JAPAN of the fee amounts provided for in this Agreement, are necessary to Regional Franchisee’s opportunity to generate revenue and are incurred in the ordinary course of Regional Franchisee’s business. Failure by Regional Franchisee to timely remit any of the fees or payments owed by Regional Franchisee to RE/MAX JAPAN under any provision of this Agreement shall result in the imposition upon Regional Franchisee of a late charge equal to twenty percent (20%) of the applicable amount due. In the event any fee (together with any related late charge) is not paid to RE/MAX JAPAN within thirty (30) days after any such sum became originally due, the entire balance including all related late charges shall thereafter compound and bear interest at the lesser of (i) eighteen percent (18%) per annum, and (ii) the maximum amount permitted by applicable law. In addition, Regional Franchisee shall promptly pay to RE/MAX JAPAN all attorneys’ fees and an equal share of the arbitration fees and costs and court costs incurred by RE/MAX JAPAN to collect any such overdue amounts. Entitlement to late charges and interest on overdue amounts shall be in addition to any other remedies RE/MAX JAPAN may have hereunder and under all applicable laws, including the right to terminate this Agreement in accordance with the provisions of Paragraph 18 hereof. The payment of late charges, interest and other amounts provided hereunder shall be based upon the amounts originally due as indicated in the reports transmitted in accordance with Paragraph 7.e hereof, or, in the event Regional Franchisee fails to timely deliver such reports, the deemed original amounts indicated in such Paragraph.

b. PAYMENT TERMS: All payments to be made by Regional Franchisee to RE/MAX JAPAN at a time that is not specifically provided for herein, including those relating to the reimbursement of expenses, shall be due and payable within thirty (30) days of Regional Franchisee’s receipt of any billing therefor and shall otherwise be payable in accordance with the provisions of this Paragraph 7. If a specified payment date is not a Business Day, payment shall be due on the next subsequent Business Day. All specified payment due dates provided for herein are the dates upon which payment must be received by RE/MAX JAPAN. Unless otherwise instructed or permitted in writing by RE/MAX JAPAN, Regional Franchisee shall pay all fees and any other amounts due RE/MAX JAPAN under this Agreement by paying by wire transfer directly to RE/MAX JAPAN or to an account designated by RE/MAX JAPAN.

c. TAXES: With respect to all amounts payable by Regional Franchisee to RE/MAX JAPAN hereunder, Regional Franchisee shall pay all taxes, such as consumption tax, Value added tax, and any other tax required by applicable law as of the payment due date.

d. REIMBURSABLE EXPENSES: Regional Franchisee agrees to exercise its best efforts to directly pay, and to cause any Franchisee to directly pay, the third parties providing any products or services that would give rise to any expenses that would otherwise be reimbursable to RE/MAX JAPAN. To the extent that RE/MAX JAPAN does, nevertheless, incur reimbursable expenses on Regional Franchisee’s behalf, Regional Franchisee agrees to fully reimburse RE/MAX JAPAN for such expenses, plus such amounts as are reasonably necessary to cover RE/MAX JAPAN’s administrative costs and any transactional costs.

e. MONTHLY REPORTS: In connection with each payment of Monthly Ongoing Fees, Membership Dues and Advertising Fees hereunder, Regional Franchisee shall submit to RE/MAX JAPAN, contemporaneously with the remittance of such amounts, (1) a report in a form designated by RE/MAX JAPAN setting forth the name, address and telephone number of each Franchisee and the monthly gross revenues due to Regional Franchisee by such Franchisee for the previous month, (2) a list of the names of all Sales Associates affiliated with each Franchised Office at any time during the previous month, (3) the total number of transactions closed and total value of all closed transactions for each Franchisee for the previous month, and (4) such other information or data as RE/MAX JAPAN may reasonably request from time-to-time. In the event Regional Franchisee fails to timely submit to RE/MAX JAPAN a monthly report as provided above, (i) the total number of Sales Associates for purposes of calculating Membership Dues for the related month shall be deemed to be the average of the number of Sales Associates reported for the last two (2) calendar months, plus ten percent (10%), and (ii) the Monthly Ongoing Fees and Advertising Fees due to RE/MAX JAPAN for the related month shall be deemed to be the average of the last two (2) payments of Monthly Ongoing Fees and Advertising Fees received by RE/MAX JAPAN from Regional Franchisee, plus ten percent (10%) (in both cases, plus any overdue charges, interest and other amounts provided for under Paragraph 7 hereof).

8.       ADVERTISING AND DEVELOPMENT FUND:

a. ADVERTISING FUND: The Advertising Fees paid under Paragraph 6.c shall be contributed to the Advertising and Development Fund (the “Advertising Fund”) and shall be used exclusively to pay for costs and expenses incurred for (i) public relations purposes and the creation, development and placement of advertising and media materials designed generally for use in the RE/MAX real estate offices network, but which may be adapted, at Regional Franchisee’s expense, for the Region; (ii) technology related services including, without limitation, expenses related to the development, operation and maintenance of global.remax.com or such other website as RE/MAX, or an Affiliate, may develop to promote the real estate listings, agents and offices of the RE/MAX real estate network on a worldwide basis; and (iii) training related services including training programs that facilitate and promote the growth and development of agents, offices and regions. The Advertising Fund will be accounted for separately from RE/MAX JAPAN’s other funds and will not be used to defray any of its general operating expenses, except for reasonable salaries, administrative costs and other overhead expenses related to the administration, direction and implementation of the Advertising Fund’s purposes, including expenses related to collecting and accounting for contributions to the Advertising Fund. Although the Advertising Fund is intended to maximize general public recognition of the Marks, the RE/MAX System and services offered by RE/MAX offices, RE/MAX JAPAN is not obligated to ensure the expenditures by the Advertising Fund are proportionate or equivalent to the contributions to the Advertising Fund by RE/MAX offices or regions or that any RE/MAX office or region will benefit directly or in a proportion to its contribution to the Advertising Fund from the development of media materials or the placement of advertising. RE/MAX JAPAN and Regional Franchisee acknowledge and agree that such advertising contribution amount may vary from one area, region, state or country to another.

b. NO FIDUCIARY DUTY: The RE/MAX JAPAN shall have no fiduciary obligations to Regional Franchisee or any Franchisee operating within the Region in connection with the establishment of the Advertising Fund or the collection, control or administration of any monies paid into the Advertising Fund, and Regional Franchisee expressly disavows the existence of any such fiduciary relationship.

c. APPROVAL OF MATERIALS: Regional Franchisee and Franchisees operating within the Region may implement advertising and public relations programs to promote local public recognition of the Marks, independent from the Advertising Fund. At RE/MAX JAPAN’s request, however, samples of all advertising and promotional materials and programs not prepared or previously approved by RE/MAX JAPAN must be submitted to RE/MAX JAPAN for its review and consent, which will be subject to the sole reasonable business judgment of RE/MAX, LLC. Neither Regional Franchisee nor any Franchisee operating within the Region will use any advertising or promotional materials or programs that RE/MAX JAPAN disapproves of or that do not include any copyright, trademark and other notices required by RE/MAX JAPAN. RE/MAX JAPAN shall not unreasonably delay or withhold its approval, and any modification which RE/MAX JAPAN wishes to propose shall be communicated to Regional Franchisee in writing within thirty (30) days after RE/MAX JAPAN’s acknowledgment of receipt. Regional Franchisee and/or its Franchisees, as applicable, will provide RE/MAX JAPAN and RE/MAX, LLC with copies of all press and media coverage of their respective operations on request.

9.       FRANCHISE program in the REGION:

a. FRANCHISE AGREEMENTS: Prior to entering into a Franchise Agreement, Regional Franchisee shall submit to RE/MAX JAPAN all application materials and information required of Franchisees by RE/MAX JAPAN. Regional Franchisee shall not enter into any Franchise Agreement with any Person without obtaining the prior written consent of RE/MAX JAPAN, which consent will not be unreasonably withheld or delayed. Regional Franchisee shall offer and sell Franchises, and grant renewals thereof, only on the forms of Franchise Agreement approved by RE/MAX JAPAN and RE/MAX, LLC from time to time. Regional Franchisee may propose changes that Regional Franchisee believes are necessary to conform the Franchise Agreement to the requirements of Domestic Laws and reasonable commercial customs applicable to the Territory and the Region, subject to RE/MAX, LLC and RE/MAX JAPAN’s prior written approval of each such modification, which may be withheld in the sole discretion of RE/MAX JAPAN. All costs associated with the preparation and review of each Franchise Agreement shall be borne solely by Regional Franchisee. A Japanese version of the Franchise Agreement shall always be executed by the parties thereto. Regional Franchisee shall be responsible for enforcing the terms of the Franchise Agreements and shall do so in accordance with said terms and in conjunction with the operating procedures established by RE/MAX, LLC and RE/MAX JAPAN.. Regional Franchisee shall provide to RE/MAX JAPAN and RE/MAX, LLC an original signed copy of each Franchise Agreement and any amendment thereto within ten (10) days after execution by the parties thereto.

b. AMENDMENTS AND TRANSFERS: Regional Franchisee shall not enter into or make any amendment to any Franchise Agreement or authorize or permit any Franchise Agreement or waive a Franchisee’s obligation to comply with any material condition under a Franchise Agreement without RE/MAX JAPAN’s prior written consent thereto. Regional Franchisee shall provide to RE/MAX JAPAN in advance a copy of any such amendment or statement describing the waiver to be granted. Regional Franchisee shall not approve any proposed transfer or assignment of an interest in a Franchise Agreement without RE/MAX JAPAN’s prior written approval, which shall neither be unreasonably withheld nor unduly delayed. RE/MAX JAPAN’s approval may be conditioned on the receipt of such information concerning the transaction and the proposed transferee as RE/MAX JAPAN may reasonably request.

c. PROHIBITIONS ON REBATES: Neither Regional Franchisee, any of its Affiliates, nor any of their respective owners, officers, directors, employees or agents shall be entitled to receive any discounts, volume rebates, administrative fees, commissions, advertising allowances or other similar benefits from any suppliers of any goods or services as a result of or in connection with purchases by Regional Franchisee or any Franchisee, without prior written consent of RE/MAX JAPAN.

10.       ASSIGNMENT OR TRANSFER BY REGIONAL FRANCHISEE:

a. GENERAL: This Agreement is personal in that RE/MAX JAPAN relies heavily on the specific character, reputation and capability of Regional Franchisee and Regional Franchisee’s Principals. Accordingly, Regional Franchisee, Regional Franchisee’s Principals and any person or Entity which directly or indirectly has or owns any interest in Regional Franchisee shall not without the prior written consent of RE/MAX JAPAN, which consent shall not be unreasonably withheld, sell, assign, transfer, convey, give away, pledge, mortgage or otherwise encumber (i) any direct or indirect interest in this Agreement or in Regional Franchisee, (ii) all or substantially all of Regional Franchisee’s assets or (iii) Regional Franchisee’s interests in any Franchise Agreements (including the creation or the exercise of a security interest or other lien or encumbrance). The parties hereto agree that the foregoing restrictions in this Paragraph 10.a shall equally apply to any issuance or redemption of any shares of capital stock or other ownership interests by Regional Franchisee or any merger, division or consolidation involving Regional Franchisee.

b. CONDITIONS PRECEDENT: Conditions precedent to RE/MAX JAPAN’s granting its consent to a transfer as contemplated above include the following:

(i) Regional Franchisee’s full compliance with the provisions of this Agreement, timely curing all defaults and noncompliance under this Agreement and under any other agreements it may have with RE/MAX JAPAN;

(ii) Regional Franchisee’s payment in full of all outstanding amounts then due and owing by Regional Franchisee to RE/MAX JAPAN;

(iii) Regional Franchisee providing notice to RE/MAX JAPAN in writing of the names and addresses of any parties acting as brokers or agents for the proposed transferee;

(iv) Regional Franchisee furnishing RE/MAX JAPAN with copies of the proposed assignment or transfer document(s), which document(s) shall be subject to RE/MAX JAPAN’s prior approval and, if applicable, shall evidence the third-party assignee’s or transferee’s intention and binding obligation to acquire Regional Franchisee’s rights and obligations under this Agreement;

(v) Regional Franchisee submitting to RE/MAX JAPAN in writing an offer of a right of first refusal to purchase from Regional Franchisee (or, in the case of a transfer of the equity interest in Regional Franchisee that results in a change of control of Regional Franchisee, to purchase from the pertinent shareholder(s) of Regional Franchisee ) on the same terms to which Regional Franchisee (or such shareholder(s)) and the third-party assignee or transferee have agreed;

(vi)              Regional Franchisee submitting to RE/MAX JAPAN current, accurate financial statements and other documents sufficient to enable RE/MAX JAPAN to determine the credit-worthiness, business experience, reputation and ethical background of the proposed assignee or transferee;

(vii)            Regional Franchisee furnishing RE/MAX JAPAN with an acknowledgment signed by the assignee or transferee pursuant to which it is acknowledged that all disclosure relating to RE/MAX, LLC, RE/MAX JAPAN, Regional Franchisee and the franchised business has been made to the proposed assignee or transferee to the extent required by law or otherwise;

(viii)          The transferee executing RE/MAX JAPAN’s then-current form of regional franchise agreement for a term ending on the expiration date of this Agreement (including any renewal terms provided by this Agreement). The new regional franchise agreement shall supersede this Agreement in all respects and its terms may differ from the terms of this Agreement. If the transferee is an Entity, those of the transferee’s owners whom RE/MAX JAPAN requires shall provide such guarantees, and execute assumption and confidentiality documents, as RE/MAX JAPAN and RE/MAX, LLC may require;

(ix)              Regional Franchisee and/or the transferee executing, or causing the execution of, a general release, waiver, estoppel, assignment of rights of action and/or such other documents as RE/MAX JAPAN and RE/MAX, LLC may reasonably require of Regional Franchisee, Regional Franchisee’s Principals or the transferee to preserve and protect their rights.

c. OBLIGATION OF TRANSFEREE: Any transferee or assignee of this Agreement shall personally complete the full training course provided by RE/MAX JAPAN and RE/MAX, LLC. including RE/MAX Management Training Course. It shall be the duty of Regional Franchisee to advise any prospective transferee or assignee of this Agreement of the requirements of this subparagraph. Any transferee or assignee of this Agreement shall assume the full rights and responsibilities hereunder as though such transferee or assignee had been the initial regional franchisee hereunder. RE/MAX JAPAN may, in its sole discretion, require that any transferee or assignee of an interest in Regional Franchisee meet the requirements of this Paragraph 10.c.

d. OPTIONS OF RE/MAX JAPAN: RE/MAX JAPAN shall notify Regional Franchisee in writing of its decision within thirty (30) days of its receipt of all the items required to be furnished under Paragraph 10.b above. The options of RE/MAX JAPAN shall be limited to:

(i) Permitting the assignment or transfer as proposed;

(ii) Exercising a right of first refusal to acquire rights and obligations under this Agreement or in Regional Franchisee, or the assets of Regional Franchisee, at the competing offer price; provided that Regional Franchisee acknowledges RE/MAX JAPAN shall have a reasonable period of time to comply with any Domestic Laws to exercise its right of first refusal, notwithstanding anything to the contrary in this Agreement; or

(iii) Denying the assignment or transfer if such denial is deemed by RE/MAX JAPAN necessary to maintain quality control over, or to the overall integrity of, the Proprietary Concept or if in its best business judgment, RE/MAX JAPAN reasonably believes that the proposed assignee or transferee does not have the assets, reputation or experience at least equal to those of Regional Franchisee. To make this determination, RE/MAX JAPAN may, in its sole discretion, require additional due diligence into any prospective transferee or assignee’s creditworthiness, background, or reputation. Proposed assignee or transferee will execute any required releases or waivers necessary to facilitate said due diligence. In the event that RE/MAX JAPAN requires additional due diligence on a proposed transferee or assignee of an interest in Regional Franchisee, RE/MAX JAPAN’s time to respond in Paragraph 10.d shall be extended for 15 Business Days following receipt of any necessary releases or waivers from the assignee or transferee.

e. TRANSFER FEE: In the event an assignment or transfer to a third party is approved by RE/MAX JAPAN, Regional Franchisee shall remit to RE/MAX JAPAN immediately upon receipt of approval of the assignment or transfer, the sum of Twenty percent (20%) of the transfer price as partial consideration for the administrative, training, setup and other expenses incurred by RE/MAX JAPAN in connection with said assignment or transfer. Neither silence, tender, nor acceptance of payment shall constitute acceptance or approval of any third-party assignee or transferee. In the event monies are accepted by RE/MAX JAPAN without consent to the assignment or transfer, the same shall be deemed to be held on deposit for upcoming expenses and fees which Regional Franchisee shall owe to RE/MAX JAPAN.

11. ASSIGNMENT OR TRANSFER BY RE/MAX JAPAN: This Agreement may be transferred or assigned in whole or in part, at any time and for any reason, by RE/MAX JAPAN, to any third-party without any requirement to obtain Regional Franchisee’s consent. Following the effective date of transfer or assignment, Regional Franchisee shall look solely to the transferee or assignee, and not to RE/MAX JAPAN, for the satisfaction of any performance obligation contained herein.

12. CORPORATE/oWNERSHIP MATTERS: If an Entity, Regional Franchisee represents, warrants and covenants that:

a. GOVERNING DOCUMENTS: Copies of Regional Franchisee’s charter, articles of association, bylaws, other governing documents and any amendments thereto, including the resolutions authorizing entry into and performance of this Agreement shall have been furnished to RE/MAX JAPAN prior to the execution of this Agreement.

b. OWNERSHIP INTERESTS: All interests in Regional Franchisee are owned as set forth on Exhibit C attached to this Agreement. Regional Franchisee shall maintain a current list of all owners of record and all beneficial owners of any class of capital stock of Regional Franchisee. Such list shall be furnished to RE/MAX JAPAN from time to time upon request and shall be certified by the appropriate authorized officer of Regional Franchisee. Regional Franchisee shall cause each of its Principals from time to time to provide such personal identification (such as passports) as RE/MAX JAPAN may require and to execute and deliver to RE/MAX JAPAN such Guaranty and Assumption of Obligations as RE/MAX JAPAN from time to time may require, the current form of which is attached to this Agreement as Exhibit E.

c. STOCK TRANSFER RESTRICTIONS: The bylaws, operating agreement or partnership agreement, as applicable, of Regional Franchisee shall restrict the transfer of Regional Franchisee’s capital stock in accordance with the transfer restrictions of this Agreement, and Regional Franchisee shall maintain stop-transfer instructions against the transfer on its records of any capital stock of Regional Franchisee. Each stock certificate, unit certificate or other equity securities document evidencing ownership in Regional Franchisee shall have conspicuously endorsed on its face a statement in a form satisfactory to RE/MAX JAPAN that it is held subject to, and that further assignment or transfer thereof is subject to, the terms, conditions and restrictions contained in this Agreement.

d. NEW OFFICERS, DIRECTORS OR MANAGERS: If any officer, director or manager of Regional Franchisee shall cease to serve as such, or any Individual shall be elected as an officer, director or manager of Regional Franchisee subsequent to the execution of this Agreement, Regional Franchisee agrees to provide RE/MAX JAPAN with notice thereof within thirty (30) days subsequent to such change. Any newly elected officer, director or manager shall execute a confidentiality and non-competition agreement in substantially the form attached to this Agreement as Exhibit B.

e. STATUS: Regional Franchisee is legally formed and is legally authorized and correctly licensed to enter into, and to do business as contemplated under this Agreement and shall maintain itself in good standing at all times during the Term.

f. NAMES: The corporate name of Regional Franchisee shall not contain any word, phrase or clause which is the same as, derivative of, a translation of, or deceptively or confusingly similar to “RE/MAX” or any of the other Marks. All uses of the term “RE/MAX” and the other Marks shall be consistent with the guidelines governing use as promulgated and amended from time to time by RE/MAX, LLC and RE/MAX JAPAN. Prior written approval must be given by RE/MAX JAPAN of any trade name or assumed name containing the service mark “RE/MAX” or any other Marks owned by RE/MAX, LLC. Nothing in this Agreement shall be construed as permitting Regional Franchisee to license or otherwise convey to a corporation or to any other Entity or person any of the rights, duties and obligations contained in this Agreement without prior written approval of RE/MAX JAPAN.

13. MARKS AND PROTECTION OF THE PROPRIETARY CONCEPT: Regional Franchisee and Regional Franchisee’s Principals acknowledge, agree and represent that:

a. OWNERSHIP OF MARKS: RE/MAX, LLC has such ownership rights in certain of the Marks as are derived from its applications to register, or registrations, of such Marks with the appropriate governmental agencies. RE/MAX, LLC does not represent, warrant or covenant that RE/MAX, LLC has the sole or exclusive right to use the Marks in the Territory, or that the use of the Marks does not violate the rights of any other person. Neither Regional Franchisee nor Regional Franchisee’s Principals shall directly or indirectly contest the validity of RE/MAX, LLC’s ownership of the Marks. Regional Franchisee’s use and right to license the use of the Marks pursuant to this Agreement does not give Regional Franchisee any ownership interest or other interest in or to the Marks, except the limited license granted by this Agreement.

b. GOODWILL: Any and all goodwill arising from Regional Franchisee’s use and right to license the use of the Marks shall inure solely and exclusively to RE/MAX, LLC’s benefit, and upon expiration or termination of this Agreement and the license herein granted, no monetary amount shall be assigned as attributable to any goodwill associated with Regional Franchisee’s right to license the use of the Proprietary Concept or the Marks.

c. INFRINGEMENT OF MARKS: Throughout the term of this Agreement, Regional Franchisee shall immediately notify RE/MAX japan of any infringement of the Marks or challenge to Regional Franchisee’s or any Franchisee’s use of any of the Marks or claim by any person of any rights in any of the Marks in the Territory. RE/MAX, LLC shall have sole discretion to take such action as it deems appropriate and the right to exclusively control any litigation or other proceeding arising out of any infringement, challenge, or claim or otherwise relating to any of the Marks. In no event shall Regional Franchisee or Regional Franchisee’s Principals take any action with respect to any such litigation or proceeding without the prior written consent of RE/MAX, LLC. Regional Franchisee agrees to, and to cause any Franchisee to, execute any and all instruments and documents, render such assistance, and do such acts and things as may, in the opinion of RE/MAX, LLC’s counsel, be necessary or advisable to protect and maintain interests of RE/MAX JAPAN and RE/MAX, LLC in any such litigation or other proceeding or to otherwise protect and maintain their respective interests in the Marks. Regional Franchisee agrees to pay all fees, costs and expenses (including attorneys’ fees) incurred by RE/MAX LLC, RE/MAX JAPAN, and Regional Franchisee in connection with any infringement, challenge or claim described in this Paragraph 13.c.

d. SUBSTITUTION OF MARKS, LOGOS AND SLOGANS: Regional Franchisee agrees that in the event any one or more of the Marks are objected to by a prior user of the same or similar Mark in the Territory or are for other reasons deemed by RE/MAX, LLC to be unavailable or inappropriate for use in any portion of the Territory, RE/MAX, LLC shall have the right to coin or otherwise establish alternative marks, slogans and/or logos to be substituted for one or more of the Marks. Regional Franchisee agrees that, in the event of any such substitution required by RE/MAX, LLC Regional Franchisee shall promptly cease use of the designated Mark(s) and substitute use of alternative Mark(s) designated by RE/MAX, LLC and pay for all costs incurred in connection with any such substitution. In no event shall RE/MAX, LLC bear any liability for costs or expenses incurred in connection with any such substitution of Marks.

e. TRADE AND FICTITIOUS NAMES: Throughout the Term, Regional Franchisee shall, and shall cause each Franchisee to, comply with RE/MAX JAPAN’s instructions in filing and maintaining any requisite trade name or fictitious name registrations, and shall execute any documents deemed necessary by RE/MAX JAPAN and RE/MAX, LLC or its counsel to obtain protection for the Marks or to maintain their continued validity and enforceability. Office names selected for use by Franchisees must not include names of cities, geographic areas, or personal names. All Franchised Office names must be approved by the Regional Franchisee to ensure that such names are different, one from another, within a geographic or market area, or region. RE/MAX JAPAN maintains a list of “approved names” for Franchised Offices from which Franchisees can identify Office names that have been previously approved for use. However, the fact that a name is on the “approved names” list does not guarantee that it is lawfully available for use in the jurisdiction where the Office will be located or that it will not infringe a third parties rights; therefore it is the responsibility of each Franchisee to ensure that the portion of the name after “RE/MAX” can be lawfully used. Throughout the Term, Regional Franchisee shall cause each Franchisee to comply with these and any other standards and guidelines regarding the use of Office names as may be issued by RE/MAX, LLC and RE/MAX JAPAN from time to time.

f. REGISTERED LICENSEES: If deemed necessary by RE/MAX JAPAN or RE/MAX, LLC, Regional Franchisee agrees to fully cooperate with RE/MAX JAPAN and RE/MAX, LLC (including executing, and requiring Franchisees to execute, any license or similar agreements) in registering Regional Franchisee and any Franchisee as a registered licensee of the Marks with any governmental agency that RE/MAX, LLC and RE/MAX JAPAN deems appropriate and necessary, and to also cooperate in canceling such registration upon demand by RE/MAX JAPAN or RE/MAX, LLC or upon termination or expiration of this Agreement and/or any applicable Franchise Agreement. In no event shall Regional Franchisee or any of Regional Franchisee’s Principals take any action with respect to the registration of Regional Franchisee or any Franchisee as a registered licensee of the Marks without the prior written consent of RE/MAX, LLC. Regional Franchisee shall reimburse RE/MAX JAPAN and RE/MAX, LLC for all expenses (including attorneys’ fees and costs) incurred by RE/MAX JAPAN and RE/MAX LLC in registering Regional Franchisee or any Franchisee as a registered licensee of the Marks. In the event of any conflict between the terms of any such registered license agreement and this Agreement, the terms of this Agreement shall prevail.

g. CONTINUOUS USE OF MARKS: Throughout the Term, Regional Franchisee shall cooperate in all respects with RE/MAX JAPAN and RE/MAX, LLC to prove the continuous and effective use of the Marks and with respect to any renewal of any registration of the Marks or registration of authorized users; such cooperation shall include cooperation with RE/MAX JAPAN and RE/MAX, LLC in the placement and use of the Marks and taking all actions necessary to evidence such placement and use.

h. DOMAIN NAMES: Regional Franchisee agrees to exercise all commercially reasonable efforts, and otherwise cooperate with RE/MAX, LLC and RE/MAX JAPAN, in assisting with RE/MAX JAPAN and re/max, LLC’s acquisition and retention of the top level RE/MAX domain name for the Territory. RE/MAX JAPAN may require Regional Franchisee to register one or more domain names in the Territory in Regional Franchisee’s name on behalf of RE/MAX, LLC. Regional Franchisee agrees to promptly assign to RE/MAX, LLC or its designee any such domain name, or any other domain name relating to the Marks or the Proprietary Concept, upon the request of RE/MAX, LLC or upon the expiration or termination of this Agreement.

i. DISCLOSURE OF CONFIDENTIAL INFORMATION: RE/MAX JAPAN and RE/MAX, LLC have revealed to Regional Franchisee and Regional Franchisee’s Principals trade secrets, know-how and proprietary, unique and novel information concerning the methods, techniques, practices, procedures and marketing of RE/MAX, LLC’s unique real estate service business and Proprietary Concept, all of which taken as a whole comprise a composite program, sometimes referred to as “the information comprising the Proprietary Concept.”

j . ASPECTS OF CONFIDENTIAL INFORMATION: All aspects of the information comprising the Proprietary Concept that RE/MAX, LLC deems relevant to Real Estate Brokerage Services in the Territory have been, and will be, provided by RE/MAX, LLC and RE/MAX Japan 　 to Regional Franchisee. Regional Franchisee and Regional Franchisee’s Principals acknowledge the confidential nature of the information comprising the Proprietary Concept and further acknowledge that RE/MAX JAPAN and Regional Franchisee and Regional Franchisee’s Principals derive competitive and economic advantages from the information comprising the Proprietary Concept. Regional Franchisee and Regional Franchisee’s Principals are aware that RE/MAX JAPAN and RE/MAX, LLC have instituted a number of policies and procedures designed to protect the confidentiality of information comprising the Proprietary Concept, including the requirement that all persons having access to information comprising the Proprietary Concept contractually covenant not to disclose or make unauthorized reproductions thereof.

k. PROTECTION OF CONFIDENTIAL INFORMATION: Regional Franchisee and Regional Franchisee’s Principals agree that they shall take all steps necessary, at Regional Franchisee’s expense, to protect the confidentiality of the information comprising the Proprietary Concept from competitors and other third parties.

l. DISCLOSURE PROHIBITED: Neither Regional Franchisee nor any of Regional Franchisee’s Principals shall divulge in whole or in part to any person at any time, either during the Term or subsequent to termination or expiration thereof, the information comprising the Proprietary Concept without the prior written consent of RE/MAX JAPAN and RE/MAX, LLC, which consent may be withheld by RE/MAX JAPAN and RE/MAX, LLC in their sole discretion or may be made contingent upon execution of a written confidential disclosure agreement between RE/MAX JAPAN, RE/MAX, LLC and such person. RE/MAX JAPAN and RE/MAX, LLC do hereby consent to Regional Franchisee disclosing the information comprising the Proprietary Concept to bona fide Franchisees under fully executed and approved Franchise Agreements.

m. PROHIBITION ON USE: Except as expressly permitted pursuant to this Agreement, neither Regional Franchisee nor any of Regional Franchisee’s Principals shall utilize the information comprising the Proprietary Concept, in whole or in part, in any geographic area at any time during the Term or subsequent to the date this Agreement (including any renewals hereof, if any) expires or is not renewed, or is terminated, canceled, abandoned, assigned, transferred or otherwise concluded, without the prior written approval of RE/MAX jAPAN.

n. PUBLIC DOMAIN: Notwithstanding anything to the contrary contained in this Agreement, the restrictions on Regional Franchisee's disclosure and use of the Proprietary Concept shall not apply to: (a) information, processes or techniques which are or become generally known in the residential real estate brokerage industry within the Territory (other than through unauthorized disclosure, whether deliberate or inadvertent, by Regional Franchisee, Regional Franchisee’s Principals or those whose access to the Proprietary Concept was permitted by Regional Franchisee or its Principals), provided Regional Franchisee shall have obtained the RE/MAX, LLC's prior consent, or (b) disclosure of the Proprietary Concept, in judicial or administrative proceedings, to the extent that Regional Franchisee is legally compelled to disclose such information, provided Regional Franchisee shall have used its best efforts and shall have afforded RE/MAX, LLC the opportunity to obtain an appropriate protective order or other assurance satisfactory to RE/MAX, LLC of confidential treatment for the information required to be so disclosed.

o. INFORMATION EXCHANGE: Regional Franchisee acknowledges the importance to the entire RE/MAX System of exchanging ideas, concepts, methods and techniques relating to the development, marketing and/or operation of Real Estate Brokerage Services conceived or developed by Regional Franchisee or its Principals and Franchisees. Regional Franchisee agrees to disclose, and to cause its Principals and Franchisees to disclose, to RE/MAX, LLC and RE/MAX JAPAN all ideas, concepts, methods, techniques and products relating to the development, marketing and/or operation of Real Estate Brokerage Services conceived or developed by any of them. If incorporated into the Proprietary Concept for use in the Territory or elsewhere, such ideas, concepts, methods and techniques shall become the sole and exclusive property of RE/MAX, LLC, and RE/MAX, LLC shall have the exclusive and worldwide right to incorporate same in the Proprietary Concept for the Territory or elsewhere for use in the RE/MAX System operated by RE/MAX, LLC, its Affiliates and their respective franchisees. RE/MAX, LLC shall have no obligation to make any payment to Regional Franchisee or any Franchisee with respect to any idea, concept, method or technique developed or suggested by any of them and incorporated by RE/MAX, LLC into the Proprietary Concept. Regional Franchisee agrees that neither Regional Franchisee nor any of Regional Franchisee’s Principals will use any such concept, method, technique or product without obtaining RE/MAX, LLC’s prior approval.

p. EXCLUSIVE RELATIONSHIP: Regional Franchisee and each of its Principals acknowledge and agree that RE/MAX, LLC would be unable to protect the trade secrets against unauthorized use or disclosure if Regional Franchisee or any of its Principals were permitted to hold interests in or assist Competitive Businesses. RE/MAX JAPAN has entered into this Agreement with Regional Franchisee on the express condition that Regional Franchisee and each of its Principals (directly or indirectly, whether through Affiliates, members of their respective Immediate Families or otherwise) will deal exclusively with RE/MAX JAPAN with respect to the operation of any Competitive Business. Accordingly, during the Term, neither Regional Franchisee nor any of its Principals may, without our prior consent (which consent may be withheld by RE/MAX, LLC or RE/MAX JAPAN at its sole discretion):

(i) directly or indirectly (such as through an Affiliate, through a member of his or their Immediate Families or otherwise) own any legal or beneficial interest in, or render services or give advice to: (1) any Competitive Business located anywhere in the Territory; or (2) any Person located anywhere in the Territory which grants franchises, licenses or other interests to others to operate any Competitive Business; or

(ii) divert or attempt to divert any RE/MAX business or customer to any competitor by inducement or otherwise, or do anything injurious or prejudicial to the goodwill associated with the Marks or the RE/MAX System. q

q. CONFIDENTIALITY AGREEMENTS: Regional Franchisee and Regional Franchisee’s Principals shall require (i) all officers, directors and managers of Regional Franchisee, as applicable, (ii) all of Regional Franchisee’s Principals, and (iii) any other personnel of Regional Franchisee otherwise having access to the information comprising the Proprietary Concept, to execute such confidentiality and non-competition agreements as RE/MAX JAPAN and RE/MAX, LLC may require from time to time, the current form of which is attached as Exhibit B.

r. IRREPARABLE INJURY: Regional Franchisee and each of its Principals acknowledges that any failure to comply with the requirements of this Paragraph 13 shall constitute a material event of default under this Agreement. Regional Franchisee and each of its Principals acknowledges that a violation of the terms of this Paragraph 13 would result in irreparable injury to RE/MAX JAPAN, RE/MAX, LLC and the RE/MAX System for which no adequate remedy at law may be available, and Regional Franchisee and each of its Principals accordingly consents to the issuance of an injunction or similar form of remedy prohibiting any conduct by Regional Franchisee or any of its Principals in violation of the terms of this Paragraph 13. Regional Franchisee and each of its Principals agrees to pay all expenses (including all related court costs and reasonable attorneys’ fees) incurred by RE/MAX JAPAN and RE/MAX LLC in enforcing the terms of this Paragraph 13.

s. liquidated DAMAGES: For any breach of any of the covenants in Paragraph 13.p, which covenants are made in consideration of the rights granted under Paragraph 2 hereof and the transmission of the information comprising the Proprietary Concept, and due to the difficulty of establishing the precise amount of damages for breach of such covenants, in addition to the other remedies provided for herein, Regional Franchisee and all of its Principals jointly and severally agree to pay RE/MAX JAPAn, an amount equal to the greater of (i) [One Hundred Million Japanese Yen (¥100,000,000)]; or (ii)[ Twenty Five Million Japanese Yen (¥25,000,000) ]for each Competitive Business. In the event a Competitive Business consists of multiple units, outlets or locations, each such unit, outlet or location shall constitute a separate Competitive Business. The parties agree that the foregoing amounts are a reasonable estimation of the damages that would be incurred by RE/MAX JAPAN for breach of such covenants. The parties further agree that RE/MAX JAPAN shall be entitled to pursue any other right or remedy provided or permitted by law or this Agreement and that, in any event, payment to RE/MAX JAPAN of an amount provided for under this paragraph shall not constitute an excuse to the performance of Regional Franchisee’s and its Principals’ obligations under this Agreement.

14. INSURANCE REQUIREMENTS:

Throughout the term of this Agreement, Regional Franchisee shall maintain general business liability insurance in respect of its business operations contemplated by this Agreement with such reputable companies and for such coverage as is commercially reasonable and is customary in the industry and geographic area in which Regional Franchisee is operating. RE/MAX JAPAN recommends that such insurance be in an amount which is equivalent to at least One Hundred Million Japanese Yen (¥100,000,000). Regional Franchisee shall maintain and timely pay all premiums associated with such insurance and shall list RE/MAX Japan, its affiliates, successors and assigns and its respective partners, shareholders, directors, officers, representatives, employees, agents and associates, as named insured parties for any and all liability which might be incurred as a result of any actions or inactions, taken or not taken, by Regional Franchisee, its Affiliates and their respective agents, officers, directors, partners, shareholders, representatives, associates, Franchisees, employees or others acting under Regional Franchisee’s authority or direction. In addition, if commercially reasonable within the Territory, Regional Franchisee shall maintain and keep in force, at its sole expense, such other forms of insurance as RE/MAX JAPAN shall require, including errors and omissions insurance and workers' compensation insurance, in such amounts and with such reputable insurance companies as shall be selected by Regional Franchisee, and naming RE/MAX Japan, its affiliates, successors and assigns and its respective partners, shareholders, directors, officers, representatives, employees, agents and associates, as additional insured parties. None of such policies shall be cancelable except upon thirty (30) days’ prior written notice to RE/MAX JAPAN sent prepaid by express courier service to the address specified in Paragraph 19.b. Regional Franchisee shall, prior to conducting business under this Agreement, deliver to RE/MAX JAPAN, copies of the certificates of insurance evidencing that all such insurance is in full force and effect and that RE/MAX JAPAN (together with the persons and entities described above) are named as additional insured parties.

15. Regional Franchisee’S REPRESENTATIONS: RE/MAX JAPAN and Regional Franchisee herein agree that the following representations made by Regional Franchisee to RE/MAX JAPAN, together with those contained in Paragraphs 13 and 16 of this Agreement, are and were intended to be a material and major inducement for RE/MAX JAPAN to enter into this Agreement. Regional Franchisee agrees, represents, warrants and acknowledges as follows:

a. Regional Franchisee and/or Regional Franchisee’s Principals are sophisticated business people having dealt in many varied business transactions over the past years, which transactions have been equal to and/or greater in complexity than those contemplated under this Agreement.

b. Regional Franchisee fully realizes that it may lose all monies paid and time expended for and under this Agreement.

c. Regional Franchisee has contacted a solicitor or attorney of its selection who has advised Regional Franchisee respecting the obligations of Regional Franchisee under the terms and provisions of this Agreement.

d. RE/MAX JAPAN and Regional Franchisee declare the following basic policy in order to prevent damages caused by groups or individuals, so-called Anti-Social Forces ("ASF") that pursue economic benefit by making full use of violence, force and fraudulent means.

(i) All executives and employees resolutely work toward not having any relations with ASF.

(ii) Work with specialized agencies such as police office and attorney and handle properly in an organized way in order to prevent damages caused by ASF.

(iii) Never accept undue demands by ASF and resolutely deal with it according to law.

(iv) Do not give benefits and make backstage deal with ASF.

(v) Ensure employee's safety who deals with undue demands by ASF.

In this Terms, the Anti-Social Forces shall be persons or entities which fall under any of the following items:
(a) bouryokudan (Gang group);

(b) Gangster or member of any gang group;

(c) Individual, corporation, or any other association/group related to any Gang group (including its directors or officers (without regard to any other the title such as advisors or consultants; the same shall apply hereinafter). employees, and any other members; the same shall apply hereinafter);

(d) Sokaiya (professional extortionists or corporate racketeer at shareholders’ meeting);

(e) Individual, corporation, or any other association/group which has made undue demands to citizens or enterprises, professing oneself a social activity, human rights movement, political activity, etc.;

(f) Individual, corporation, or any other association/group which commits acts to harm the social order and the safety of citizens, etc.; and/or

(g) Individual, corporation, or any other association/group which is deemed to have a socially accusable relationship with any person/entity enumerated in each of the above six items

e. Regional Franchisee is aware of the provisions of the United States Foreign Corrupt Practices Act, the U.K. Bribery Act, the Canadian Corruption of Foreign Public Officials Act, Articles 389-395, 163 of the People’s Republic of China (“PRC”) Criminal Law, and Article 8 of the PRC Anti-Unfair Competition Law, and other applicable anti-corruption laws (the “Law”). Neither Regional Franchisee nor any of Regional Franchisee’s Principals is named as “Specially Designated Nationals” or “Blocked Persons” as designated by the U.S. Department of the Treasury’s Office of Foreign Assets Control, including being named on the list posted at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx. Neither Regional Franchisee nor Regional Franchisee’s Principals is associated with any group on said lists. Neither Regional Franchisee nor any of Regional Franchisee’s Principals is or will become controlled by Governmental Authorities of any country that is subject to a United States embargo. Neither Regional Franchisee nor any of Regional Franchisee’s Principals has been denied a visa to travel to the United States for security reasons. Neither Regional Franchisee nor any of Regional Franchisee’s Principals is a Governmental Authority, political party or official of any political party, or candidate for public office. Regional Franchisee has had a full and adequate opportunity to be advised by legal counsel regarding legal requirements that prohibit unfair, fraudulent or corrupt business practices under United States law, including those under the United States Foreign Corrupt Practices Act and the International Money Laundering Abatement and Anti-Terrorist Financing Act, otherwise known as the USA Patriot Act. Regional Franchisee further warrants and represents that none of the fees paid or payable to RE/MAX JAPAN in connection with this Agreement (including the Initial Fee, Franchise Sales Fees, Renewal Franchise Sales Fees, Membership Dues, Monthly Ongoing Fees and any contributions to the Advertising Fund) are derived, or will be derived, in part or in whole from the proceeds of any illegal activity.

f. All information contained in and submitted to RE/MAX JAPAN in connection with Regional Franchisee’s application for the rights and privileges contemplated by this Agreement was complete, accurate and not misleading in any respect when made. There have been no material changes to such information or other material changes in the circumstances or condition of Regional Franchisee or any of Regional Franchisee’s Principals between the time such information was submitted and the date of this Agreement.

g. Regional Franchisee further agrees, represents, warrants and acknowledges as follows:

(i)                 In carrying out its responsibilities under the Agreement, neither Regional Franchisee nor any of Regional Franchisee’s Principals, owners, officers, directors, employees, or agents will:

(a)                Pay, offer, or promise to pay, or authorize the payment, directly or indirectly, of any money, gift, or anything of value to any government or party official, candidate or employee, at any level, including employees of state-owned or controlled enterprises, for the purpose of influencing any act or decision of such person or party in order to obtain or retain business, or to direct business to any person.

(b)                Offer, promise, or give a financial benefit or other advantage to any other person with the intent to induce that person to or reward that person for improperly performing any function in connection with that person’s employment or engagement.

(c)                Request, agree to receive, or accept a financial benefit or other advantage as a reward for improperly performing any function in connection with Regional Franchisee’s performance of its responsibilities under the Agreement.

(d)                Falsify any business record.

(ii)               No owner, officer, director, or employee of Regional Franchisee (a) is now a Government Official, or (b) will in the future become a Government Official during the term of this Agreement without prior written notification to RE/MAX JAPAN. “Government Official” means any person exercising a public function and/or acting in an official capacity on behalf of a government agency, department, or instrumentality, political party, or candidate for political office, and includes officials or employees of federal, state provincial, county or municipal governments or any department or agency thereof; any officers or employees of a company or business owned in whole or in part by a government; any officers or employees of a public international organization; any political party or official thereof; or any candidate for political office. Government officials include officials at every level of government, regardless of rank or position.

(iii)             Neither Regional Franchisee or any of Regional Franchisee’s Principals, owners, officers, directors, employees, or agents has been charged with or convicted of bribery, corruption or fraud;

(iv)              Regional Franchisee represents and warrants that this Agreement is not in any respect a violation of the laws, rules, or regulations of the Region, and that Regional Franchisee will refrain from taking any action that would cause RE/MAX JAPAN or RE/MAX, LLC to be in violation of any law of the Region.

(v)                Regional Franchisee will include in any Franchise Agreement provisions substantially the same as subparagraphs (i)-(iv) above.

(vi)              RE/MAX JAPAN shall have the right to satisfy itself and RE/MAX, LLC that Regional Franchisee is in compliance with this Paragraph 15.f. RE/MAX JAPAN may, from time to time, require Regional Franchisee to affirm its continuing compliance with its obligations under this Paragraph 15.f. In addition, RE/MAX JAPAN may, at its option, audit the Regional Franchisee in order to satisfy itself that no breach has occurred or is likely to occur, or select an independent third party to conduct the audit. Regional Franchisee shall cooperate fully in any audit conducted by or on behalf of RE/MAX JAPAN.

(vii)            Unless otherwise agreed by the parties, any payments due to Regional Franchisee under this Agreement shall be made by bank wire transfer to the bank account of Regional Franchisee at a designated bank in the country where Regional Franchisee resides or provides services or by check made payable to Regional Franchisee for delivery where the Regional Franchisee resides or provides services.

(viii)          In no event shall RE/MAX JAPAN be obligated under this Agreement to take any action or omit to take any action that RE/MAX JAPAN believes in good faith would cause it to be in violation of any laws of Host Country, any U.S. laws, or any applicable anti-corruption laws, including, without limitation, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

(ix)              RE/MAX JAPAN may terminate this Agreement immediately upon written notice in the event RE/MAX JAPAN concludes in its sole opinion that Regional Franchisee has failed to meet any obligations under this Paragraph 15.f. Regional Franchisee shall further indemnify and hold RE/MAX JAPAN harmless against any and all claims, losses, or damages arising from or related to such breach or cancellation of the Agreement, or both.

16. Regional Franchisee’S OBLIGATIONS: The following obligations of Regional Franchisee (and Regional Franchisee’s Principals, where indicated) are in addition to such other obligations of Regional Franchisee (and Regional Franchisee’s Principals) expressed in this Agreement:

a. STANDARDS: Throughout the term of this Agreement, Regional Franchisee shall maintain (and cause its Franchisees to maintain) a high ethical standard in the conduct of business, and offices in a clean and orderly manner. Regional Franchisee further agrees to provide efficient, courteous and high-quality services to its Franchisees and to the public, all of the same high quality and distinguishing characteristics as provided at other Offices worldwide, such that the business operated under this Agreement will help to create, enhance and maintain international goodwill among the public for the Proprietary Concept and the Marks.

b. REAL ESTATE ASSOCIATIONS: Regional Franchisee shall join and remain a member in good standing of and comply with any applicable code of ethics and by-laws of the recognized local and national real estate boards or associations, if any, subject to RE/MAX JAPAN’s prior written approval.

c. COMPLIANCE WITH LAWS AND NORMS: Regional Franchisee and Regional Franchisee’s Principals shall comply with all Domestic Laws relating to the conduct of the business contemplated by this Agreement, and not engage in any activity or practice which results in or may be anticipated to result in litigation or public criticism of RE/MAX, LLC or RE/MAX JAPAN, or RE/MAX System, or the RE/MAX Network, or disparagement of their respective business reputations. The foregoing includes all laws relating to franchising, money laundering, financial transfers with restricted Individuals, and corrupt practices. Without limiting the generality of the foregoing, Regional Franchisee agrees that it will comply with all Domestic Laws relating to the offer and sale of Franchises in the Territory. Regional Franchisee shall, at its own cost (including legal fees), prepare any disclosure materials to be provided to any Franchisee, and obtain and maintain any registrations with applicable Governmental Authorities, as required under Domestic Laws. In addition, Regional Franchisee shall obtain RE/MAX JAPAN’s prior approval of any of the above-described disclosure and registration materials before providing such materials to a prospective Franchisee.

d. COMPLIANCE WITH PROPRIETARY CONCEPT AND USE OF MARKS: Throughout the term of this Agreement, Regional Franchisee shall strictly observe the most current rules of operation established by RE/MAX, LLC and RE/MAX JAPAN for use and implementation of the Proprietary Concept and the Marks, including standards and guidelines as may be issued by RE/MAX, LLC and RE/MAX JAPAN from time to time. It is understood and agreed that such standards and guidelines are an integral part of the Proprietary Concept and that the agreement of Regional Franchisee to adhere to such standards and guidelines is a material consideration for execution of this Agreement by RE/MAX JAPAN.

e. PROMOTION AND SUPPORT OF RE/MAX system: Throughout the term of this Agreement, Regional Franchisee shall use its best efforts to encourage the use by the general public of the franchised Offices located within the Territory, and shall not promote the use of any other Real Estate Brokerage Office or similar company. Regional Franchisee shall support and endorse (and, if required by RE/MAX JAPAN sell, provide or implement, as the case may be) all existing and future businesses, products and services that are consistent with or supportive of the Proprietary Concept and the interests contemplated under this Agreement. Regional Franchisee must establish one or more regional advertising funds and require that each Franchised Office within the Territory make a monthly contribution into such funds in an amount of not less than Ten Thousand Japanese Yen (¥10,000) per month, which amount may be subject to periodic increases, subject to the reasonable discretion of RE/MAX JAPAN. These advertising funds must be used exclusively for purposes related to the creation and placement of national and regional advertising materials, programs and public relations activities that promote and create awareness for the RE/MAX brand within the Territory.

f. BOOKS AND RECORDS; INSPECTION RIGHTS: Regional Franchisee shall maintain during the term of this Agreement, and for not less than five (5) years following the termination, expiration, or non-renewal of this Agreement, full, complete, and accurate books, records, and accounts in accordance with generally accepted accounting principles and in the form and manner prescribed by RE/MAX JAPAN from time to time. Throughout the term of this Agreement, Regional Franchisee shall permit inspection at reasonable times by agents or representatives of RE/MAX JAPAN of all books and records (including computerized and electronic records), procedures and services and all other information, financial and non-financial, pertaining to the business contemplated under this Agreement. Regional Franchisee shall permit RE/MAX JAPAN on such occasions and at such times as RE/MAX JAPAN deems necessary, to visit and inspect Regional Franchisee’s office to determine compliance with this Agreement. If RE/MAX JAPAN reasonably believes at any time while this Agreement is in force that it requires additional information about Regional Franchisee, any of Regional Franchisee’s Principals, or the conduct of Regional Franchisee’s business, Regional Franchisee will comply with any information request within thirty (30) days of receipt.

g. FINANCIAL STATEMENTS: Throughout the term of this Agreement, within one hundred twenty (120) days after the close of Regional Franchisee’s fiscal year, Regional Franchisee shall file with RE/MAX JAPAN audited financial statements showing Regional Franchisee’s balance sheet and the results of operations for the year, including gross sales and revenues for said year. Further, Regional Franchisee shall file with RE/MAX JAPAN any other reports RE/MAX JAPAN from time to time may reasonably request and in the form prescribed by RE/MAX JAPAN. All financial statements submitted to RE/MAX JAPAN hereunder shall be true, correct and complete and otherwise prepared in accordance with the International Financial Reporting Accounting Standards established from time to time by the International Accounting Standards Board or any successor entity.

Regional Franchisee shall also submit to RE/MAX JAPAN such other forms, reports, records, information, and data as and when RE/MAX JAPAN may reasonably designate, in the form and format, and at the times and places reasonably required by RE/MAX JAPAN, upon request and as specified from time to time in writing, including via computer diskette, or otherwise in electronic format, and/or restated in accordance with RE/MAX JAPAN’s financial reporting periods, consistent with RE/MAX JAPAN’s then current financial reporting periods and accounting practices and standards.

h. INDEMNIFICATION: Regional Franchisee shall indemnify and hold the RE/MAX Parties who were or may have been negligent, harmless against any and all Damages (as such term is defined below) arising directly or indirectly from any Asserted Claim (as such term is defined below) as well as from any breach of this Agreement by Regional Franchisee. Regional Franchisee’s indemnity obligations shall survive any expiration or termination of this Agreement.

As used in this Paragraph 16.h, the following terms have the following meanings:

(i) “Asserted Claim” means any allegation, claim or complaint that is the result of, or in connection with, Regional Franchisee’s conduct of its business, the exercise of its rights and carrying out of its obligations under this Agreement (including any claims attributable to the conduct of a Franchisee or Sales Associate or any of their employees, or any claims brought by a prospective or actual Franchisee and/or a government agency concerning Regional Franchisee’s solicitation and other dealings with prospective and actual Franchisees), notwithstanding any claim that any RE/MAX Party was or may have been negligent.

(ii) “RE/MAX Parties” means a collective reference to RE/MAX JAPAN, RE/MAX, LLC, and RE/MAX JAPAN and RE/MAX LLC’s shareholders, and Affiliates, and their respective officers, directors, employees, agents, successors and assigns.

(iii) “Damages” means all claims, demands, causes of action, suits, damages, liabilities, fines, penalties, assessments, judgments, losses, and expenses (including expenses, costs and lawyers’ fees incurred for any indemnified party’s primary defense or for enforcement of its indemnification rights).

Neither RE/MAX JAPAN nor RE/MAX, LLC shall, by virtue of any approvals, advice, or　 services provided to Regional Franchisee or to any Franchisee, assume responsibility or liability to Regional Franchisee, Franchisees, Sales Associates, or any third parties to which it would not otherwise be subject.

i. TIMELY PAYMENTS: Throughout the term of this Agreement, Regional Franchisee shall promptly pay:

(i) Within thirty (30) days of its receipt of the applicable invoice or notice, all sums due RE/MAX JAPAN for supplies ordered from RE/MAX JAPAN and any fees due hereunder, together with interest and any applicable late charges on any amount not paid when due as prescribed herein.

(ii) When due, all taxes, fees and charges imposed by any governmental agency or authority as a result of Regional Franchisee’s business operations and sales of Franchises, as contemplated herein.

(iii) When due, all judgments, awards, attorneys'/solicitors’ fees, court costs and arbitration costs associated with any claims or demands arising out of any Franchises sold or proposed to be sold by Regional Franchisee, including any legal fees and costs required to be expended by RE/MAX JAPAN in the defense of any such claims or demands, except as otherwise provided in this Agreement.

j. PROMOTION OF MARKS: Throughout the term of this Agreement, Regional Franchisee and Regional Franchisee’s Principals shall protect, maintain, promote and advance the Marks and any other trade name, marks, slogans and logos hereafter licensed to Regional Franchisee under this Agreement or any other agreement between Regional Franchisee and RE/MAX JAPAN. Regional Franchisee and Regional Franchisee’s Principals shall also take all steps RE/MAX, LLC and RE/MAX JAPAN deem necessary to prevent any imitation and/or infringement of the Marks within the Territory.

k. FRANCHISE SALES and services representatives: Regional Franchisee shall employ such number of full-time franchise sales representatives (“Franchise Sales Representatives”) and such number of full-time franchise service representatives (“Franchise Services Representatives”) as RE/MAX JAPAN may reasonably require from time to time to effectively market and support Franchisees. All contracts between Regional Franchisee and each of Regional Franchisee’s Franchise Sales Representatives and Franchise Services Representatives shall be in a form approved by RE/MAX JAPAN and shall contain, among other provisions, all substantive provisions of the Confidentiality Agreement attached as Exhibit B hereto.

l. FRANCHISE SALES PLAN: Within ninety (90) days of the Effective Date of this Agreement, Regional Franchisee shall design and present to RE/MAX JAPAN for its approval a plan for maintaining the minimum number of Franchised Offices and Sales Associates pursuant to the Development Schedule attached hereto as Exhibit A.

m. ONGOING TRAINING: At the request of RE/MAX JAPAN, and at Regional Franchisee’s sole expense, certain Regional Franchisee’s Principals designated by RE/MAX JAPAN shall travel to RE/MAX jAPAN’s Principal Office or such other location RE/MAX JAPAN may designate, for updated training and progress evaluation; provided, however, such required travel and training sessions shall not occur more than once during any consecutive twenty-four (24) month period.

n. REGIONAL OFFICE: Within one hundred eighty (180) days of the Effective Date of this Agreement, Regional Franchisee shall have opened an office acceptable to RE/MAX JAPAN to serve the Region (the “Regional Office”). The Regional Office shall be located within the Region. The Regional Office shall be of such size and configuration, and shall contain such furniture and equipment as is customary for offices in the industry and as necessary to conduct the business contemplated by this Agreement. Throughout the term of this Agreement, the Regional Office shall remain open and operate in a manner reasonably acceptable to RE/MAX JAPAN and shall not be closed under any circumstances for any consecutive seventy-two (72) hours.

o. COMMUNICATIONS WITH FRANCHISEES: Throughout the term of this Agreement, Regional Franchisee shall directly, or through its agent, contact each Franchisee operating within the Region at least once per month throughout the term of the related Franchise Agreements. Regional Franchisee shall utilize such communication sessions to ascertain and discuss all appropriate information with such Franchisees regarding their most recent activity. Following each monthly communication, Regional Franchisee shall promptly update the appropriate Franchisee records accordingly.

p. MANAGEMENT OF Regional OFFICE: Throughout the term of this Agreement, Regional Franchisee shall cause the general manager or one of Regional Franchisee’s Principals approved by RE/MAX JAPAN to manage the Regional Office and reside on a full-time basis within the Territory.

q. COLLECTIVE ACTION: Throughout the term of this Agreement, Regional Franchisee shall not join, participate in, combine or conspire with or through any council of Franchisees, or any franchisee association or other type of group, and not give encouragement, support or guidance to any such group or any individual member of such group, and not become a party to any class action suit or become involved in any other type of activity that has the effect of (or has as its purpose, in whole or in part, express or implied):

(i) The withholding of any fees, dues or other sums due and owing to RE/MAX JAPAN under the terms of (A) this Agreement and other RE/MAX regional franchise agreement in Japan; or (B) any Franchise Agreements and other similar agreements that RE/MAX JAPAN may have in this Territory or any other region in Japan; or

(ii) The engaging in any form of activity of any kind or nature that would tend to have a detrimental or adverse impact on the RE/MAX Parties, the RE/MAX System, the RE/MAX Network, the Proprietary Concept, and/or public respect for and trust in the Marks.

r. SUPPLIES: Throughout the term of this Agreement, Regional Franchisee shall use only those supplies and materials bearing any of the Marks that meet the RE/MAX JAPAN’s minimum standards and specifications. Moreover, Regional Franchisee shall ensure that all supplies and materials used by Regional Franchisee, Franchisees and Sales Associates, all advertising, promotional, marketing, recruiting and training materials (together with all stationery and signage), comply with all specifications required by RE/MAX, JAPAN. RE/MAX JAPAN reserves the right to change the specifications periodically as it deems necessary or appropriate. Regional Franchisee shall be responsible for all costs and expenses incurred in connection with the preparation of any such supplies and materials, and agrees to bear all costs and expenses for adapting such materials for use in the Territory. All changes to existing materials, as well as newly developed materials, require the prior written approval of RE/MAX japan which approval will not be unreasonably withheld. All such developments or changes to such materials shall be the sole and exclusive property of RE/MAX, llc and shall inure to the benefit of RE/MAX, LLC.

s. REGIONAL Franchisee EVENTS: At least once during each year under this Agreement, Regional Franchisee shall provide RE/MAX JAPAN with a written calendar of events listing the date, time and place of all meetings, programs and events scheduled by Regional Franchisee for its Franchisees. No such meeting, program or event, however, shall conflict with any meeting, program or event organized by RE/MAX JAPAN. In the event of any such date conflict, the date of the meeting, program or event organized by RE/MAX JAPAN shall supersede and Regional Franchisee shall take all steps necessary to re-schedule its planned meeting, program or event.

t. SYSTEMS, PROGRAMS AND PROCEDURES: Throughout the term of this Agreement, Regional Franchisee shall develop and implement (at its own cost) all systems, programs and procedures (computerized and non-computerized) required by RE/MAX JAPAN for use by Regional Franchisee and its Franchisees; provided, however, such systems, programs and procedures must be technically feasible and at a commercially reasonable cost, in each case as determined by RE/MAX jAPAN. It is presently anticipated that such systems, programs or procedures may include communication systems, accounting programs, data management systems, multiple listing or property exchange services, and other systems, programs or procedures designed to facilitate the flow of information relating in any way to the Proprietary Concept or the business contemplated by this Agreement or the Franchise Agreements. Regional Franchisee shall require and ensure that its Franchisees implement all such systems, programs and procedures. In particular, at the present time, Regional Franchisee must implement and use, and require its Franchisees to implement and use a real estate management software system that has capabilities compatible with RE/MAX, JAPAN’s communications and data reporting requirements. The software includes information and data on contact management, consumer property listings, marketing tools, contact management, associate receivables, listings and lead management, sales, contract management, and miscellaneous income and referrals. The cost of implementing any of such systems, programs or procedures shall be borne exclusively by Regional Franchisee and its Franchisees, as applicable. RE/MAX JAPAN will provide Regional Franchisee with the instructions and other information that RE/MAX JAPAN deems necessary to train users of any such system, program or procedure. Regional Franchisee shall be responsible for training the Franchisees operating within the Territory to use any system, program or procedure that RE/MAX JAPAN requires such Franchisees to implement. RE/MAX JAPAN directly or indirectly will assist and cooperate with Regional Franchisee, to the extent reasonably practical, in its efforts to train users of such system, program or procedure.

u. INDEPENDENCE: Throughout the term of this Agreement, Regional Franchisee shall disclose to the general public at its Regional Office and in its advertising materials (and shall require and ensure that its Franchisees disclose to the general public at their respective Franchised Offices and in their respective advertising materials) that RE/MAX is an international network of independently owned and operated franchised real estate offices. Regional Franchisee shall, and shall ensure that its Franchisees and their Sales Associates, communicate (or otherwise make clear so as to avoid any possibility of confusion) to all third parties with whom business is conducted that Regional Franchisee and each Franchisee and Sales Associate, as the case may be, is conducting business for its own risk and benefit and that the RE/MAX Parties are not a party to, nor involved in, any agreements reached or concluded with any third party and that RE/MAX, LLC does not assume any liability as a result of any business dealings between Regional Franchisee and Franchisees or Sales Associates, as the case may be, and any third-party.

v. ENFORCE FRANCHISE AGREEMENTs: Throughout the term of this Agreement, Regional Franchisee shall enforce all material provisions of each Franchise Agreement to which it is a party.

w. MEETINGS AND CONVENTIONS: Throughout the term of the Agreement, the Regional Franchisee’s Principal who serves as managing director of Regional Franchisee shall attend the annual RE/MAX Convention, the annual RE/MAX Broker/Owner Conference, all regional director meetings, as well as all other meetings and programs as required from time to time by RE/MAX JAPAN or RE/MAX, LLC. All costs and expenses of attending these conventions, meetings, and programs including transportation, lodging and meals, shall be the sole obligation of Regional Franchisee.

17. RELATIONSHIP OF PARTIES: Regional Franchisee is and shall be deemed an independent contractor and nothing contained in this Agreement shall be construed to create between Regional Franchisee and RE/MAX JAPAN, a partnership, joint venture, or any relationship other than that of franchisor/subfranchisor. Neither RE/MAX JAPAN nor Regional Franchisee shall act as agent for the other or as guarantor or surety for the obligations of the other. Neither party shall be obligated for the debts or expenses of the other except to the extent provided for herein. Regional Franchisee does not have the authority to bind or obligate RE/MAX JAPAN in any way by any promise or representation except as specifically authorized by RE/MAX JAPAN in writing. Regional Franchisee hereby acknowledges that RE/MAX, LLC owns, possesses and has developed the Proprietary Concept as herein defined, and that the same has been disclosed to Regional Franchisee as partial consideration for this Agreement by RE/MAX JAPAN, under RE/MAX JAPAN’s rights under the MFA. Regional Franchisee acknowledges that at all times and in all ways, unless otherwise provided for herein, the operation of Regional Franchisee’s business in the Territory shall be the sole responsibility of Regional Franchisee. Regional Franchisee further represents that it has not been promised any profit, remuneration or other incentive whatsoever by RE/MAX JAPAN and that any such profit, remuneration, incentive or benefit which may be derived by Regional Franchisee shall be considered derived solely through its own efforts and not through the efforts of RE/MAX JAPAN, RE/MAX, LLC, the RE/MAX Parties, or the RE/MAX Network.

18. CANCELLATION OR TERMINATION OF THIS AGREEMENT:

a. UNILATERAL RIGHT OF TERMINATION: Within five (5) days from the Effective Date, Regional Franchisee may notify RE/MAX JAPAN in writing to terminate this Agreement without any cause. If Regional Franchisee gives written notification to terminate within five days, then this Agreement shall terminate and both parties will be responsible for their own costs and expenses of whatever nature associated with this Agreement.

b. PAYMENT AND POST-TERMINATION OBLIGATIONS NOT RELEASED: This Agreement may not be terminated except as herein provided and such termination shall not relieve Regional Franchisee of any unfulfilled monetary or post-termination obligations created hereunder.

c. CONDITIONS WARRANTING TERMINATION: Regional Franchisee will be deemed to be in material default of an essential condition of this Agreement in the event of the occurrence of any of the specific defaults listed in Subsections 18.d., 18.e., and 18.f. below. Regional Franchisee acknowledges and agrees that the occurrence of any such material default will constitute just and good cause for the termination of Regional Franchisee’s rights under this Agreement, or any other agreement between Regional Franchisee or its Principals and RE/MAX JAPAN, and that RE/MAX, JAPAN’s right to terminate this Agreement based on any such material default is reasonable.

d. IMMEDIATE TERMINATION: Regional Franchisee will be in material default of an essential condition of this Agreement and RE/MAX JAPAN has the right to terminate this Agreement effective upon delivery of notice of termination to Regional Franchisee and without providing an opportunity to cure, if:

(i) A voluntary or involuntary declaration of bankruptcy is filed by or against Regional Franchisee or any of its Principals, unless such petition is set aside, withdrawn or ceases to be in effect within 20 days of the date of any such filing.

(ii) Regional Franchisee or its Principals are declared or judicially determined to be insolvent, or all or a substantial part of Regional Franchisee’s or its Principals’ assets are assigned to or for the benefit of any creditor, or Regional Franchisee admits its inability to pay its debts as they become due, or a liquidator, trustee in bankruptcy, custodian, receiver, sheriff, or any other officer with similar powers is appointed temporarily or permanently, either privately or by a court of competent authority for or over Regional Franchisee or one of its Principals;

(iii) Regional Franchisee or any of Regional Franchisee’s Principals are convicted of any crime that is likely to adversely affect or reflect upon the Marks or the Proprietary Concept, commits any act or event which would be grounds for the revocation or suspension of a real estate license within the Territory or Region, or commits any act or event that would breach Paragraph 15.f or would make transactions between RE/MAX JAPAN and Regional Franchisee or any of Regional Franchisee’s Principals violate any law of the Territory or the United States;

(iv) Regional Franchisee fails on three (3) or more occasions within any twelve (12) month period to comply with the provisions of this Agreement or any policy directives, standards and guidelines duly promulgated by RE/MAX JAPAN, irrespective of whether such failure is corrected after notice;

(v) Regional Franchisee or any of Regional Franchisee’s Principals conduct any activity that RE/MAX JAPAN concludes is unprofessional, dishonest, unethical, illegal or which involve moral turpitude or which otherwise reflects adversely upon or is disruptive to the reputation, public image or goodwill of RE/MAX, LLC, RE/MAX JAPAN, the Franchisees, Sales Associates, or the Proprietary Concept; or

(vi) Regional Franchisee or any of its Principals make any misrepresentation to RE/MAX JAPAN, or omits any material information, including, but not limited to information bearing on Regional Franchisee’s or its Principals’ integrity or other qualities of character, or inaccuracies in the financial information provided by Regional Franchisee or its Principals in Regional Franchisee’s application for the rights granted by this Agreement.

(vii) Regional Franchisee fails to satisfy the Development Schedule requirements for the applicable Agreement Year by the end of such year.

e. 15 DAYS’ NOTICE: RE/MAX JAPAN has the right to terminate this Agreement effective fifteen (15) days after providing written notice to Regional Franchisee if:

(i) A judgment is entered against Regional Franchisee and remains unsatisfied or unbonded for a period of thirty (30) days; or

(ii) Regional Franchisee fails to pay any obligation or indebtedness to RE/MAX JAPAN, including any fees required to be paid in accordance with the provisions of Paragraphs 5, 6, 7, and 8 hereof and/or any default on any promissory note executed by Regional Franchisee in accordance with the provisions of this Agreement;

This notice will advise Regional Franchisee and Regional Franchisee hereby understands and agrees that if the default is not cured within fifteen (15) days, this Agreement automatically terminates at the end of such fifteen days without further notice from RE/MAX JAPAN.

f. 30 DAYS’ NOTICE: RE/MAX JAPAN has the right to terminate this Agreement effective 30 days after providing written notice to Regional Franchisee if:

(i) Regional Franchisee fails to comply with any requirement, obligation, term or condition of this Agreement not otherwise specified in this Paragraph 18;

(ii) Regional Franchisee fails to maintain at all times for the duration of this Agreement the minimum quotas as indicated on the Development Schedule attached as Exhibit A;

(iii) Regional Franchisee or its Principals assign or transfer or attempt a conveyance in violation of Paragraph 10 of this Agreement;

(iv) Regional Franchisee fails to open the Regional Office within one hundred and eighty (180) days of the Effective Date of this Agreement, or Regional Franchisee’s representatives fail to attend and satisfactorily complete the RE/MAX, LLC’s and RE/MAX JAPAN’s Management Training Course within sixty (60) days of the Effective Date of this Agreement;

(v) Regional Franchisee fails to enforce standards and guidelines duly promulgated by RE/MAX JAPAN or fails to promote, protect or defend the proper use and meaning of the Marks;

(vi) Regional Franchisee voluntarily abandons the business contemplated by this Agreement for any period of five (5) or more consecutive days during the term of this Agreement;

(vii) Regional Franchisee’s Principals fail to comply with any provision of this Agreement binding upon him, her or it, including the provisions set forth in Paragraphs 10 and 13;

(viii) Regional Franchisee fails to timely submit to RE/MAX JAPAN the tax receipts provided for in Paragraph 7.c hereof; or

(ix) Regional Franchisee fails to comply with any other standard, procedure, policy, or guideline prescribed by RE/MAX JAPAN.

This notice will advise Regional Franchisee, and Regional Franchisee hereby understands and agrees that if the default is not cured within 30 days, this Agreement automatically terminates at the end of such 30 days without further notice from RE/MAX JAPAN.

g. NOTICE OF TERMINATION AND OPPORTUNITY TO CURE: Any notice required under this Paragraph 18 shall be sent to Regional Franchisee at its address as herein specified or to such other address as Regional Franchisee may supply in writing to RE/MAX JAPAN from time to time. In the case of any notice that provides Regional Franchisee with an opportunity to cure, the notice required hereby shall demand immediate cure of the condition or conditions of termination, and shall advise Regional Franchisee that in the event the condition or conditions of termination specified in the notice are not cured within the specified notice period, all rights of Regional Franchisee under this Agreement shall be canceled and terminated without further notice. Any such termination or cancellation shall be without prejudice to the rights of RE/MAX JAPAN to seek to enforce payment by Regional Franchisee of any amounts due and payable hereunder or to seek to enforce performance by Regional Franchisee and Regional Franchisee’s Principals of any other obligations provided for hereunder. Further, except as otherwise provided for under Paragraph 18.h below, RE/MAX JAPAN shall not be obligated, following any such termination or cancellation, to refund any amount previously paid by Regional Franchisee under the terms of this Agreement.

h. INTERIM REMEDY: Regional Franchisee acknowledges and agrees that if RE/MAX JAPAN is entitled to terminate this Agreement under Paragraph 18, RE/MAX JAPAN may, in its sole discretion, postpone such termination and impose any one or more of the following remedies (each an “Interim Remedy”), which shall have no prejudice to the rights of RE/MAX JAPAN under this Agreement, including terminating this Agreement:

(i) Modify the geographic boundaries of the Region;

(ii) Modify the limited exclusivity granted to Regional Franchisee under Paragraph 2; and/or

(iii) Suspend Regional Franchisee’s right to enter into any additional Franchise Agreement.

i. EFFECTS ON FRANCHISES: Upon any termination or expiration of the Term, RE/MAX JAPAN shall have the right upon notice to Regional Franchisee to have any and all right, title and interest of Regional Franchisee in Franchise Agreements revert to RE/MAX JAPAN or its designee. Upon such notice, (a) Regional Franchisee shall not directly or indirectly sell, assign, transfer or otherwise dispose of its interest as subfranchisor or grantor under any Franchise Agreement, authorize any substitution of the Marks licensed under the Franchise Agreements nor destroy or dispose of in any manner whatsoever (including the deletion of any information contained in any electronic medium) any agreements, documents, books or records relating to any Franchisee or Franchise Agreement; (b) all of the right, title and interest of Regional Franchisee as subfranchisor or grantor in all Franchise Agreements shall without further notice automatically revert to RE/MAX JAPAN (or its designee), Regional Franchisee acknowledging and agreeing that RE/MAX JAPAN shall have no obligation to pay any separate consideration for such reversion; (c) all Franchisees, including Affiliates of Regional Franchisee, shall have the right to continue to operate under their respective Franchise Agreements that are in effect at that time in accordance with the terms thereof, provided such Franchisees shall make all payments required under the Franchise Agreements to RE/MAX JAPAN or its designee; (d) Regional Franchisee shall not act in the capacity, in any manner whatsoever, of subfranchisor or grantor under any Franchise Agreements; (e) RE/MAX JAPAN or its designee shall have the unrestricted right to act as subfranchisor or grantor in all capacities under all Franchise Agreements and Regional Franchisee shall not, directly or indirectly, in any manner whatsoever interfere therewith; (f) Regional Franchisee shall pay to RE/MAX JAPAN in Japanese Yen an amount equal to all initial fees paid by Franchisees which are not yet earned; (g) Regional Franchisee shall promptly provide RE/MAX JAPAN a complete and accurate accounting of all advertising funds and promptly pay to RE/MAX JAPAN in Local Currency an amount equal to the balance of such funds, which RE/MAX JAPAN agrees to use in accordance with the Franchise Agreements; (h) Regional Franchisee shall execute such documents and do such things as RE/MAX JAPAN may request in connection with any of the foregoing matters; (i) Regional Franchisee appoints RE/MAX JAPAN and any officer of RE/MAX JAPAN as Regional Franchisee’s attorney in fact to execute such documents and send such notices in connection with any of the foregoing as RE/MAX JAPAN deems appropriate, and all Franchisees and other third parties may rely upon such documents and notices; (j) RE/MAX JAPAN shall indemnify, defend and hold Regional Franchisee, its Affiliates and their respective shareholders, directors, officers, employees, agents and assignees harmless against and shall reimburse them for all damages directly or indirectly arising from any claim for acts or omissions of RE/MAX JAPAN under Franchise Agreements arising or accruing after RE/MAX JAPAN’s exercise of its right to act as subfranchisor or grantor under the Franchise Agreements; provided, however, RE/MAX JAPAN shall have the right, upon notice to Regional Franchisee, to offset against any amounts due to Regional Franchisee hereunder any amounts that are then due and owing from Regional Franchisee to RE/MAX JAPAN; and (k) Regional Franchisee shall indemnify, defend and hold RE/MAX JAPAN, its Affiliates and their respective shareholders, directors, officers, employees, agents and assignees harmless against and shall reimburse them for all damages directly or indirectly arising from any claim under Franchise Agreements arising or accruing before RE/MAX JAPAN’s exercise of its right to act as subfranchisor or grantor under the Franchise Agreements; provided, however, Regional Franchisee shall have the right, upon notice to RE/MAX JAPAN, to offset against any amounts due to RE/MAX JAPAN hereunder any amounts that are then due and owing from RE/MAX JAPAN to Regional Franchisee.

RE/MAX JAPAN shall be entitled to any and all documents and data relating to the RE/MAX System and Franchisees and the development, marketing and operation of the RE/MAX System in the Region. Regional Franchisee agrees to preserve and make available for RE/MAX JAPAN’s national office, all such documents and data and to fully cooperate with RE/MAX JAPAN in transferring such documents and data to RE/MAX JAPAN and thereafter deleting or destroying all copies remaining in the possession of Regional Franchisee.

j. DUTIES OF REGIONAL FRANCHISEE: In the event this Agreement is canceled or terminated or the term of the Agreement expires without renewal, Regional Franchisee shall:

(i) Immediately return to RE/MAX JAPAN, at its principal office, all trade secrets, know-how and information comprising the Proprietary Concept and other materials including stationery, letterhead and the like which bear any of the Marks, and including any operating procedures manuals, standards and guidelines and other documents or items concerning or referring to the Proprietary Concept in Regional Franchisee’s possession, custody or control. Regional Franchisee hereby agrees that following such cancellation or expiration, if RE/MAX JAPAN so elects, RE/MAX JAPAN or its agent may enter upon the premises of Regional Franchisee’s Regional Office, without liability for trespass or other torts, to remove or cause to be removed any leased or owned materials including all signs, instructions, operating procedures manuals, blank paperwork or other supplies bearing any Mark or other trade name, slogan, logo, or similar mark to those used by the RE/MAX, LLC and the RE/MAX Network in any form whatsoever.

(ii) Immediately discontinue the use of any and all of the Marks and any other of RE/MAX, LLC ’s marks, slogans, logos and trade names including without limitation (a) a word or group of words containing the word “RE/MAX” or any transliteration thereof; (b) the red-over-white-over-blue trade dress or any other trade dress that is deemed by RE/MAX, LLC to be confusingly similar to the RE/MAX trade dress; (c) the terms “RE/MAX,” “REMAX” or “MAX” or any other term that begins with the prefix “RE” or ends in the suffix “MAX” or any other term that is deemed by RE/MAX, LLC to be confusingly similar to the RE/MAX name and Marks; (d) any “for sale” sign, trade dress or identity scheme comprised of lateral elements in red and blue separated by a white element and from the use of a design comprised of a three horizontal bar design; or (e) a hot air balloon or hot air balloon symbol. This shall include change of corporate name to delete the word “RE/MAX” and the immediate cessation of the use of any and all advertising materials, signs, promotional aids, stationery or the like which bear any such mark, slogan, logo, trade name or the like.

(iii) Immediately take all action that may be required to ensure that any Domain Name that Regional Franchisee has registered that includes the mark “remax,” or any of the other Marks, is deactivated and deleted from the Domain Name registrar’s records, or at RE/MAX, LLC’s direction, assign such Domain Name(s) to either RE/MAX, LLC, RE/MAX JAPAN or its designee or take such other actions regarding such Domain Name(s) as RE/MAX, LLC may direct; remove all Marks that Regional Franchisee may use as meta-tags from Regional Franchisee’s web sites; take any and all action required to remove any Internet hyperlinks that exist that include any of the Marks, and take any and all other action as RE/MAX JAPAN or RE/MAX, LLC may direct in regard to cessation of the use of any of the Marks on the Internet.

(iv) 　 Cease from representing to anyone, in public or private, that Regional Franchisee is a member of or in any way affiliated with the RE/MAX Network.

(v) Within fifteen (15) days of the date of termination, change the color of any and all signs or other identifying material used in connection with Regional Franchisee’s continuing business, if any, in order to indicate that the location no longer has any relation whatever to the RE/MAX Network, such that the general public will no longer associate such business operations or Regional Franchisee with RE/MAX JAPAN, RE/MAX, LLC, the RE/MAX System or the RE/MAX Network.

(vi) Adopt a corporate name (by filing all appropriate amendments to articles of association), mark, slogan, logo or trade name which does not include any Mark or other similar mark, slogan, logo and/or trade name, and which is so dissimilar that there is no likelihood of confusion by the general public as to the source or origin of the goods or services being performed, sold or offered or the quality controls under which same are provided.

(vii) Make a full accounting to RE/MAX JAPAN, within thirty (30) days of the effective date of termination, of all monies due RE/MAX JAPAN under any requirements contained under this Agreement, and make payment in full thereof with such accounting.

(viii) Comply with any reasonable requests of RE/MAX JAPAN to indicate to the general public the disassociation of the parties.

(ix) Immediately take any and all action necessary, including filing of certificates, affidavits and other documents as required with the appropriate authority, to remove the Marks and other similar trade names, marks, slogans, logos or other indicia of origin from any and all offices, corporate names, trade names, licenses or the like and to aid and assist in the cancellation of Regional Franchisee as an authorized user of the Marks.

(x) Provide RE/MAX JAPAN with whatever assistance or information it may need concerning any Franchisee or any other matter in which Regional Franchisee had been involved and generally cooperate with RE/MAX JAPAN in order to ensure a smooth transition.

k. DAMAGES: Notwithstanding anything contained herein and in addition to any other remedies provided for herein, Regional Franchisee and Regional Franchisee’s Principals jointly and severally agree that the damages at the rate of 14.6% per annum shall be paid to RE/MAX JAPAN for each day following the date of required timely performance under Paragraph 18.j hereof during which Regional Franchisee fails to timely perform its obligations after the passage of a twenty (20) day period following the termination or expiration of this Agreement.

l. NON-COMPETITION AND NON-SOLICITATION: Upon any termination of this Agreement or upon expiration of the Term, if RE/MAX JAPAN exercises its rights under Paragraph 18.d, 18.e, or 18.f, above, neither Regional Franchisee nor any of its Principals shall for a period of two (2) years, commencing on the effective date of such termination or expiration: (a) have any direct or indirect interest (through an Affiliate, a member of the Immediate Family (defined below) of a Principal or otherwise) as a disclosed or beneficial owner in any Competitive Business located or operating anywhere in the Region or in any Person located anywhere in the Region which grants franchises, licenses or other interests to others for the operation of any Competitive Business; (b) perform services or give advice as a director, officer, manager, employee, consultant, representative, agent, or otherwise for any Competitive Business located or operating anywhere in the Region or for any Person located anywhere in the Region which grants franchises, licenses or other interests to others for the operation of any Competitive Business; (c) directly or indirectly induce, or seek to induce, any Franchisee to modify, rescind, terminate or breach its Franchise Document; or (d) directly or indirectly employ, or seek to employ, any person who is employed by any Franchisee, nor induce nor attempt to induce any such person to leave his or her employment, without prior written consent of RE/MAX JAPAN and such person's employer. If Regional Franchisee or any of its Principals fails to abide by any of the foregoing covenants, and RE/MAX JAPAN obtains enforcement thereof in a judicial proceeding, the breached covenant shall be for a period of time expiring two (2) years after the date Regional Franchisee or such other person commences compliance with the order enforcing the breached covenant. Regional Franchisee and its Principals expressly acknowledge that they possess skills and abilities of a general nature and have other opportunities for exploiting such skills, so that enforcement of the foregoing covenants will not deprive them of their ability to earn a living. “Immediate Family” shall mean the spouse, brothers, sisters and children, whether natural or adopted, of the referenced Individual.

m. IRREPARABLE INJURY: Regional Franchisee and Regional Franchisee’s Principals acknowledge that a violation of the terms of Paragraph 18.l would result in irreparable injury to RE/MAX JAPAN and RE/MAX, LLC for which no adequate remedy at law may be available, and Regional Franchisee and Regional Franchisee’s Principals accordingly consent to the issuance of an injunction or similar form of remedy prohibiting any conduct by Regional Franchisee or Regional Franchisee’s Principals in violation of the terms of Paragraph 18.l. Regional Franchisee and Regional Franchisee’s Principals agree to pay to RE/MAX, LLC and RE/MAX JAPAN all damages, costs and expenses, including reasonable attorneys’ fees, incurred by either entity in enforcing the provisions of Paragraph 18.l.

n. liquidated DAMAGES: For any breach of any of the covenants in Paragraph 18.l, which covenants are made in consideration of the rights granted under Paragraph 2 hereof and the transmission of the information comprising the Proprietary Concept, and due to the difficulty of establishing the precise amount of damages for breach of such covenants, in addition to the other remedies provided for herein, Regional Franchisee and all of its Principals jointly and severally agree to pay RE/MAX JAPAN, an amount equal to the greater of (i) One Hundred Million Japanese Yen (¥100,000,000) or (ii) Twenty Five Million Japanese Yen (¥25,000,000) for each Competitive Business. In the event a Competitive Business consists of multiple units, outlets or locations, each such unit, outlet or location shall constitute a separate Competitive Business. The parties agree that the foregoing amounts are a reasonable estimation of the damages that would be incurred by RE/MAX JAPAN for breach of such covenants. The parties further agree that RE/MAX JAPAN shall be entitled to pursue any other right or remedy provided or permitted by law or this Agreement.

o. POWER OF ATTORNEY: In connection with the obligations of Regional Franchisee set forth in Paragraphs 18.i and 18.j and as a condition to RE/MAX JAPAN’s execution of this Agreement, Regional Franchisee agrees to execute an irrevocable power of attorney contemporaneously herewith in such form as RE/MAX JAPAN shall provide, pursuant to which Regional Franchisee shall authorize RE/MAX JAPAN and such other persons as RE/MAX JAPAN shall designate to carry out such obligations. Such power of attorney shall continue in full effect notwithstanding the termination or expiration of this Agreement.

19. MISCELLANEOUS PROVISIONS:

a. LEGAL FEES: In the event of a default by either party hereunder, and if it should be necessary for the non-defaulting party to employ a solicitor/attorney to enforce the provisions hereof, the defaulting party agrees to pay such reasonable fees of the non-defaulting party together with all court costs and arbitration fees, except for those situations expressly referred to herein where other provisions govern responsibility for payment of solicitors’ or attorneys’ fees.

b. NOTICE: All written notices permitted or required to be delivered under this Agreement shall be deemed delivered at the time delivered by hand to the recipient party; one Business Day after transmission by facsimile or other reasonably reliable electronic communication system (e.g. email); and two (2) Business Days after being placed in the hands of a reputable international commercial courier service (such as FedEx) for guaranteed two-day delivery, and addressed to the party to be notified at its principal business address as set forth below or at such new address of which the notifying party has been notified in writing. All payments and reports required by this Agreement shall be sent to RE/MAX JAPAN at the address below (or such other address as RE/MAX JAPAN may designate from time-to-time), or to such other persons and places as RE/MAX JAPAN may direct from time-to-time. The following addresses of the parties shall be used for shipping and/or mailing unless notified otherwise in accordance with this Paragraph 19.b.

Mailing Addresses:

RE/MAX JAPAN: IKEZOE TRUST CO.

(Master Franchisor) Kioi-cho Kaneda Bldg. 5F

3-16 Kioi-cho, Chiyoda-ku, Tokyo

Japan 102-0094

Facsimile: 81-3-6261-5138

RE/MAX JAPAN: KIDDING CO.

(Sole Agent for IKEZOE TRUST) Yotsuya ISY Bldg. 4F

2-12-5 Yotsuya, Shinjuku-ku, Tokyo

Japan 160-0004

Facsimile: 81-3-5362-3163

Regional Franchisee: SCHOOL TV CO., LTD.

F&M Building 6F

1-23-38, Esaka-cho, Suita-shi,

Oosaka Prefecture

Japan 564-0063

Facsimile: 81-6-6339-4180

c. COUNTERPARTS: This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed a duplicate original, but all of which together shall constitute one and the same contract.

d. TIME OF THE ESSENCE: Time shall be of the essence in the performance of each and every term and condition herein delineated.

e. BINDING EFFECT; ENTIRE AGREEMENT: When executed by the parties hereto, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their heirs, successors and approved or permitted assigns and shall be enforceable at law or in equity by specific performance, injunction or otherwise. The Exhibits attached to this Agreement are deemed to be a part of this Agreement and are hereby incorporated by reference into this Agreement. The term “Agreement” when used herein shall specifically include at all times all of the Exhibits that are attached hereto. This Agreement constitutes the entire agreement between the parties hereto and no previously written agreement and no previous written or contemporaneous oral or otherwise indicated agreement shall be of any force or effect. This Agreement may not be modified, amended or altered without the prior written consent of RE/MAX JAPAN. Notwithstanding the preceding sentences contained in this Paragraph 19.f, Regional Franchisee agrees that RE/MAX JAPAN may, from time to time, issue new (or amend or modify existing) rules of operation, policy directives, standards and guidelines pertaining to the Proprietary Concept and that Regional Franchisee shall be bound by such new or revised rules of operation, policy directives, standards and guidelines that are applicable to Regional Franchisee and that comply with applicable law in the Region.

f. GOVERNING LAW: This Agreement shall be interpreted and construed under the substantive laws of Japan, without giving effect to the procedural laws or the conflict of laws principles thereof.

g. ARBITRATION: The parties agree that in the event of any dispute or controversy between them, including disputes regarding the interpretation of this Agreement, the performance or breach of any provision of this Agreement or any other matter arising as a result of this Agreement, the exercise of rights or the performance by either party of its obligations hereunder or as a result of the relationship between the parties created hereby, the parties hereto shall exert all possible effort to resolve, conciliate and settle such dispute between themselves and/or with such third party. In the event the parties are unable to come to a mutually agreeable settlement through conciliation, the parties hereto agree to submit such dispute or controversy by means of a written submission agreement to binding arbitration before a single arbitrator. Such arbitration shall be conducted in accordance with the commercial arbitration rules of the Japan Commercial Arbitration Association (“JCAA”). In the event the parties cannot mutually agree upon an arbitrator, an arbitrator shall be selected in accordance with the JCAA’s rules. The arbitration shall take place in Tokyo, Japan, unless the parties shall mutually agree upon an alternate location. Any award rendered by the arbitrator shall be binding on each party hereto and shall be subject to and enforceable as a judgment in any court of the state or nation of the parties having competent jurisdiction thereof. The cost of arbitration shall be shared equally by each party to the arbitration proceeding, provided, however, that each party shall be responsible for its own solicitor/attorney fees. A notice of or request or demand for arbitration will not operate to stay, postpone or rescind the effectiveness of any termination or cancellation of this Agreement. Notwithstanding the provisions of this Paragraph 19.ｇ, and the arbitration provided for herein, actions initiated or maintained by RE/MAX, LLC or RE/MAX JAPAN for injunctive or similar relief are not subject to arbitration and may be brought by RE/MAX, LLC or RE/MAX JAPAN in any court which has jurisdiction. In addition, any action initiated or maintained by RE/MAX, LLC or RE/MAX JAPAN for enforcement of any obligation of Regional Franchisee after the termination or expiration of this Agreement may be initiated or maintained in any court having jurisdiction, or through arbitration as set forth above, at the option of RE/MAX, LLC or RE/MAX JAPAN.

h. SEVERABILITY: In the event any court of competent jurisdiction or arbitrator called upon by either party to interpret or enforce this Agreement determines that any particular word, sentence, paragraph, subparagraph or provision of this Agreement is, as a consequence of law or public policy, invalid or unenforceable as written, such invalid or unenforceable portion shall be revised so as to carry forth as nearly as possible the general intent of such portion. If such portion of this Agreement cannot be saved, it shall be stricken from this Agreement and its deletion shall not affect the validity or enforceability of the other words, sentences, paragraphs, subparagraphs or provisions of the remainder of this Agreement, and this Agreement shall thereafter be interpreted in all respects as if such invalid or unenforceable portion had never existed.

i. ENFORCEMENT OF FRANCHISE AGREEMENTS: Regional Franchisee does hereby appoint RE/MAX JAPAN as its attorney-in-fact to take any and all actions that RE/MAX JAPAN deems necessary or appropriate to enforce the rights of Regional Franchisee and the obligations of any Franchisee under any Franchise Agreement that Regional Franchisee has entered into pursuant to this Agreement; provided, however, that RE/MAX JAPAN shall first give Regional Franchisee a reasonable opportunity to take such action. Regional Franchisee agrees to take any and all actions and to execute any and all documents as RE/MAX JAPAN shall reasonably request in order to facilitate the actions that RE/MAX JAPAN deems necessary or appropriate in connection with the enforcement of Regional Franchisee’s rights or Franchisee’s obligations under any Franchise Agreement. RE/MAX JAPAN agrees to consult with Regional Franchisee prior to taking any action of a material nature under this Paragraph.

j. WAIVER: No terms of this Agreement shall be deemed to have been waived by any act, inaction or knowledge of either party hereto, or by their agents, representatives or employees, except by an instrument in writing duly executed by such party. If at any time either party hereto shall waive its rights with respect to any breach of any of the provisions of this Agreement by the other party, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.

k. Presumption Against a Party: The terms and provisions of this Agreement shall not be construed against a party hereto merely because such party or its counsel is the drafter of this Agreement.

l. Headings: The table of contents, headings and captions contained herein are for the purposes of convenience and reference only and are not to be construed as a part of this Agreement. All references to any article, section or exhibits in this Agreement are to articles, sections or exhibits of this Agreement, unless otherwise noted.

m. Business Judgment: Whenever RE/MAX JAPAN has expressly reserved in this Agreement, or otherwise is deemed to have a right or the discretion to grant or withhold any consent or approval, or act or permit any action to be taken, then except as otherwise expressly provided in this Agreement, RE/MAX JAPAN shall have the right to make its decision or exercise its right or discretion on the basis of its judgment of what is in RE/MAX JAPAN’s best interests, at the time its decision is made or its right or discretion is exercised, without regard to whether (i) other reasonable alternatives decisions or actions could have been made by RE/MAX JAPAN, (ii) RE/MAX JAPAN’s decision or the action it takes promotes its financial or other individual interest, (iii) RE/MAX JAPAN’s decision or the action it takes applies differently to Regional Franchisee and one or more other regional franchisees, or (iv) RE/MAX JAPAN’s decision or the exercise of its right or discretion is adverse to Regional Franchisee’s interests. RE/MAX JAPAN’s exercise of its business judgment or sole and absolute discretion will not be subject to limitation or review, and except as otherwise expressly provided under applicable law,　 RE/MAX JAPAN shall have no liability to Regional Franchisee for any such decision or action.

n. further assurances: The parties shall do and cause to be done all such acts, matters and things and shall execute and deliver all such documents and instruments as shall be required to enable the parties to perform their respective obligations under, and to give effect to the transactions contemplated by, this Agreement, including the execution and delivery of supplemental agreements for purposes of facilitating compliance with Domestic Laws, such as a trademark license agreement, international service agreement and Proprietary Concept license agreement, all of which supplemental agreements shall be consistent with the terms and conditions of this Agreement.

20. TRANSLATION: If any translation of this Agreement is required by either party hereto or by any court having jurisdiction or by any other tribunal or arbitration panel, the Japanese version of this Agreement shall control over any other version hereof and any changes or improvements in this Agreement or any Franchise Agreement that occur as a result of translation into any other language shall be for the benefit of and inure to RE/MAX JAPAN.

21. REGISTRATION aND FILING: RE/MAX JAPAN and Regional Franchisee agree that if it is required by applicable law, this Agreement and the transactions contemplated hereby shall be registered or filed with the appropriate Governmental Authorities as soon as possible. RE/MAX JAPAN shall have primary responsibility for obtaining and maintaining the registration or filing of this Agreement. RE/MAX JAPAN and Regional Franchisee agree to cooperate with each other in connection with any dealings relating to such registration or filing, including all dealings with Governmental Authorities. RE/MAX JAPAN and Regional Franchisee shall equally share all fees and expenses relating to the registration or filing of this Agreement (including attorneys’ fees). Regional Franchisee agrees to comply with all laws, rules and regulations requiring the registration or filing of any Franchise Agreement. All fees and expenses (including attorneys’ fees) incurred in the registration or filing of a Franchise Agreement shall be the responsibility of Regional Franchisee. Regional Franchisee agrees to notify RE/MAX JAPAN of the need to register or file any Franchise Agreement prior to submitting any documents to the related governmental authority and, if RE/MAX JAPAN indicates that it desires to review such documents, Regional Franchisee shall not submit such documents to any Governmental Authority without RE/MAX JAPAN’s prior consent. Regional Franchisee shall submit to RE/MAX JAPAN copies of all documents relating to the registration or filing of a Franchise Agreement with any Governmental Authority within ten (10) days of its date of submission of same to such Governmental Authority.

22. ACKNOWLEDGEMENT OF RECEIPT OF REQUISITE INFORMATION: Regional Franchisee acknowledges that RE/MAX, LLC and RE/MAX JAPAN has supplied to Regional Franchisee all information concerning RE/MAX and the development and operation of the regional franchise rights granted hereunder that Regional Franchisee deems necessary to make an informed decision to enter into this Agreement, including, but not limited to, any required documents prepared by RE/MAX, LLC and RE/MAX JAPAN in accordance with the Domestic Laws, including franchise disclosure documents prepared by RE/MAX, LLC and RE/MAX JAPAN and delivered to the Regional Franchisee in accordance with Domestic Laws.

23. FORCE MAJEURE: In the event of a Force Majeure, Regional Franchisee shall be relieved of its obligations under this Agreement to the extent Regional Franchisee is necessarily prevented, hindered, or delayed in the performance of such obligations during the period of such Force Majeure.  Regional Franchisee shall give prompt, written notice of such Force Majeure to RE/MAX JAPAN. If a Force Majeure causes Regional Franchisee to fail to substantially comply with any material terms and conditions of this Agreement for a period of six (6) consecutive months, RE/MAX JAPAN shall have the right to terminate this Agreement upon thirty (30) days’ written notice to Regional Franchisee, subject to Regional Franchisee’s compliance with the post-termination provisions contained in this Agreement.  “Force Majeure” shall mean any of the following catastrophic events: (a) accident, storm, earthquake, cyclone, tornado, flood, or other act of God, (b) war, insurrection, epidemics, quarantine restrictions, civil disturbances or acts of terrorism; (c) strikes or lockouts; or (d) governmental action, embargoes or inability to obtain labor, materials, equipment or power.

THE SUCCESS OF REGIONAL Franchisee IN OPERATING A RE/MAX REAL ESTATE FRANCHISING BUSINESS IS SPECULATIVE AND WILL DEPEND ON MANY FACTORS INCLUDING, TO A LARGE EXTENT, Regional Franchisee’S INDEPENDENT BUSINESS ABILITY. regional Franchisee HAS NOT RELIED ON ANY WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THE POTENTIAL SUCCESS OF THE BUSINESS VENTURE CONTEMPLATED HEREBY. NO REPRESENTATIONS OR PROMISES HAVE BEEN MADE BY RE/MAX JAPAN TO INDUCE regional Franchisee TO ENTER INTO THIS AGREEMENT EXCEPT AS SPECIFICALLY INCLUDED HEREIN. Regional Franchisee ACKNOWLEDGES THAT THE SUCCESS OF ITS BUSINESS DEPENDS ON THE PERSONAL EFFORTS OF Regional Franchisee. RE/MAX JAPAN HAS NOT GUARANTEED ANY RESULTS TO regional Franchisee AND CANNOT, EXCEPT UNDER THE TERMS OF THIS AGREEMENT, EXERCISE CONTROL OVER regional franchisee’s BUSINESS.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth below.

May 29, 2017

RE/MAX JAPAN (MASTER FRANCHISOR): IKEZOE TRUST CO. (Signed with Official Seal) By: Print Name: Kazuya Moto-oka Title: Representative Director

RE/MAX JAPAN(SOLE AGENT FOR IKEZOE TRUST): KIDDING CO. (Signed with Official Seal) By: Print Name: Yoshiki Oketani Title: Representative Director

REGIONAL FRANCHISEE: SCHOOL TV CO., LTD. (Signed with Official Seal) By: Print Name: Tomoo Yoshida Title: Representative Director

APPENDIX - DEFINITIONS

“Affiliate” shall mean any Person that directly or indirectly owns or controls the referenced party, that is directly or indirectly owned or controlled by the referenced party, or that is under common control with the referenced party. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an Entity, whether through ownership of voting securities, by contract, or otherwise.

“Agreement Year” shall mean each twelve (12)-month period commencing on January 1 and expiring on December 31 of each calendar year, except that the first Agreement Year commences on the July 1, 2017 and ends on December 31, 2017.

“Business Day” shall mean each day of the week, excluding every Saturday, Sunday and (i) each holiday officially recognized by the laws of Host Country with respect to the obligations of Regional Franchisee hereunder, or (ii) each holiday officially recognized by the laws of the Japan with respect to the obligations of RE/MAX JAPAN hereunder.

“Competitive Business” shall mean any Real Estate Brokerage Services, other than as part of the RE/MAX System. Restrictions on Competitive Businesses do not include the ownership of shares of a class of securities that are listed on an internationally recognized stock exchange and that represent less than five percent (5%) of that class of securities.

“Domestic Laws” shall mean all applicable laws, regulations, by-laws, rules, administrative orders, decrees, judicial judgments and policies of any national, provincial or municipal authorities or of any political subdivision or governmental agency within Japan.

“Effective Date” shall mean the date set forth at the beginning of this Agreement.

“Entity” shall mean a partnership, a corporation, a limited liability company, a joint venture, a trust, an unincorporated organization or any other legal entity of any kind.

“Franchise Agreement” shall mean the form of agreement to be signed by a Franchisee which grants the Franchisee the right to operate a single Franchised Office within the Region.

“Franchised Office” shall mean an office within the Region that operates under the Marks and uses the Proprietary Concept and at which a Franchisee offers or provides Real Estate Brokerage Services pursuant to a duly executed Franchise Agreement.

“Franchisee” shall mean a Person that owns or operates a Franchised Office and which may be an Affiliate of Regional Franchisee or which may be a Person unaffiliated with Regional Franchisee.

“Governmental Authority” refers to any governmental entity, and any political or other subdivision of any governmental entity, and any agency, department, commission, board, bureau, court or instrumentality of any of them which, at any time, has competent jurisdiction over Regional Franchisee or any of its Affiliates or Principals.

“Host County” shall mean Japan.

“Individual” shall mean a natural person, whether acting for himself or herself, or in a representative capacity.

“Marks” shall have the meaning set forth in the Recitals above.

“Non-Real Estate Brokerage Services” shall mean all services which do not constitute Real Estate Brokerage Services, including mortgage lending, property insurance services, escrow services, appraisal services, home inspection services, title insurance services and title searches.

“Person” shall mean an Entity or Individual, as the case may be.

“Proprietary Concept” shall mean the procedure originated by RE/MAX, LLC, pursuant to which individual licensed real estate salespersons (i) retain the highest possible compensation for the management, disposition, listing, selling, auctioning and leasing of real estate; and (ii) are made solely responsible for the payment of various fees required by their Franchised Office, including initial, monthly and annual fees, their respective pro rata share of general office overhead, as well as all personal business expenses. In addition to the foregoing, the Proprietary Concept also includes (i) recommendations from RE/MAX, LLC regarding the procedure for the operation and organization of the individual Franchised Offices (including recommended sales materials and operating manuals issued by RE/MAX, LLC for operation of a Franchised Office that does not share directly in or receive a percentage of the compensation generated by individual salespersons), and (ii) techniques recommended by RE/MAX, LLC for recruiting top-producing agents to Franchised Offices for personal career advancement and compensation maximization.

“Real Estate Brokerage Offices” shall mean any office or business organization that offers Real Estate Brokerage Services.

“Real Estate Brokerage Services” shall mean a collective reference to any and all services customarily provided by real estate brokerage offices in the Territory, including (i) listing, offering, selling, exchanging, and/or managing real property, (ii) providing marketing and consulting services or other activities with respect to the auctioning, leasing or renting of real property and time shares, (iii) representing sellers, purchasers, lessors, or renters of real property, and/or (iv) providing any other service or activity permitted or required of all real estate brokers or real estate sales persons under applicable law; but excluding all Non-Real Estate Brokerage Services.

“Regional Franchisee’s Principals” or “Principals” shall mean each Person with any direct or indirect legal or beneficial ownership interest in Regional Franchisee that exceeds ten percent (10%) of the total equity interest in Regional Franchisee.

“RE/MAX Network” means the network of franchisees/brokers and affiliated real estate sales associates providing real estate brokerage services under the Marks throughout the world.

“RE/MAX System” means the proprietary concept devised and promoted by RE/MAX LLC for the establishment and operation of RE/MAX offices offering high quality real estate services under the Marks. Distinguishing characteristics of the System include, but are not limited to: (1) common use and promotion of the Marks; (2) distinctive sales and promotional materials; (3) standardized supplies and other materials used in RE/MAX offices; (4) centralized advertising, promotional and RE/MAX Referral System; (5) recommended procedures for operation of RE/MAX offices providing efficient, high quality and courteous services to the public; (6) a standardized uniform system for the operation of a real estate service office in accordance with ethical standards and policies; and (7) a high commission concept.

“Sales Associate” shall mean any Individual who (i) is under contract with, employed by, owns any interest in, represents, is engaged by or is otherwise affiliated with Regional Franchisee or any Franchisee, and (ii) provides Real Estate Brokerage Services or any related services to the general public through a Franchised Office.

“Term” as defined in Paragraph 2.e.

“Territory” or “Region” shall mean Kanagawa Prefecture, as depicted by the geographic area shown in Exhibit F.

“Japanese Yen” shall mean the legal currency of Japan

EXHIBIT A

DEVELOPMENT SCHEDULE

Regional Franchisee shall have and maintain within the Region by the end of each Agreement Year, the number of Franchised Offices and Sales Associates set forth below:

Agreement Year	Total Franchised Offices	Total Sales Associates
Year 1	1	3
Year 2	3	9
Year 3	5	15
Year 4	7	21
Year 5	9	27
Year 6	11	33
Year 7	13	39
Year 8	16	48
Year 9	19	57
Year 10	22	66
Year 11	25	75
Year 12	28	84
Year 13	31	93
Year 14	33	99
Year 15	35	105

EXHIBIT B

CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT (this “Agreement”) is made and entered into this 29th day of May 2017, among IKEZOE TRUST CO. (“IKEZOE”) and KIDDING CO. (collectively, “RE/MAX JAPAN”), and SCHOOL TV CO., LTD. (“Regional Franchisee”), and TOMOO YOSHIDA (“Confidant”).

RECITALS

WHEREAS, RE/MAX, LLC (“RE/MAX”) owns and possesses a system for the development and operation of real estate offices that use the “Proprietary Concept” (as such term is defined below) which it has developed, created and promoted and which is proprietary and confidential;

WHEREAS, the “Proprietary Concept” shall mean the procedure originated by RE/MAX, LLC, pursuant to which individual licensed real estate salespersons (i) retain the highest possible compensation for the management, disposition, listing, selling, auctioning and leasing of real estate; and (ii) are made solely responsible for the payment of various fees required by their Franchised Office, including initial, monthly and annual fees, their respective pro rata share of general office overhead, as well as all personal business expenses. In addition to the foregoing, the Proprietary Concept also includes (i) recommendations from RE/MAX, LLC regarding the procedure for the operation and organization of the individual Franchised Offices (including recommended sales materials and operating manuals issued by RE/MAX, LLC for operation of a Franchised Office that does not share directly in or receive a percentage of the compensation generated by individual salespersons), and (ii) techniques recommended by RE/MAX, LLC for recruiting top-producing agents to Franchised Offices for personal career advancement and compensation maximization.

WHEREAS, all the know-how and information comprising the Proprietary Concept is proprietary to RE/MAX, LLC and is of a highly confidential nature (all such information being hereinafter referred to as “RE/MAX’s TRADE SECRETS”) ;

WHEREAS, RE/MAX’s TRADE SECRETS provide economic advantages to the RE/MAX Network, including to Regional Franchisee and its franchisees, and are not generally known to, and are not readily ascertainable by proper means by the RE/MAX’s Network’s competitors who could obtain economic value from knowledge and use of RE/MAX’s TRADE SECRETS;

WHEREAS, RE/MAX, LLC has taken and intends to take all reasonable steps to maintain the confidentiality and secrecy of RE/MAX’s TRADE SECRETS;

WHEREAS, RE/MAX has granted IKEZOE a limited right to use and to license the use of the Proprietary Concept and certain related marks for the period defined in the RE/MAX Master Franchise Agreement made and entered into on the 20th day of September 2013. (as amended, supplemented or modified from time to time, the “Master Franchise Agreement”);

WHEREAS, IKEZOE wishes to sub-license and grant a limited right to use the Proprietary Concept and certain related marks for the period defined in the Regional Franchise Agreement made and entered into on the 29th day of May 2017, by and between IKEZOE and Regional Franchisee (as amended, supplemented or modified from time to time, the “Regional Franchise Agreement”);

WHEREAS, IKEZOE and REGIONAL Franchisee have agreed in Regional Franchise Agreement on the importance to RE/MAX, LLC, IKEZOE, the RE/MAX Network, and to Regional Franchisee and other franchisees of restricting use, access and dissemination of RE/MAX’s TRADE SECRETS;

WHEREAS, it will be necessary for certain persons associated with Regional Franchisee to have access to and to use some or all of RE/MAX’s TRADE SECRETSs in the development and operation of franchised offices using the Proprietary Concept;

WHEREAS, IKEZOE, under the Master Franchise Agreement, and. Regional Franchisee, under the Regional Franchise Agreement, have agreed to obtain from certain of those persons written agreements protecting RE/MAX’s TRADE SECRETS;

WHEREAS, Confidant is associated with Regional Franchisee and Confidant wishes and needs to receive and use RE/MAX’s TRADE SECRETS in the course of his/her business relationship with Regional Franchisee.

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties agree as follows:

1.       Certain aspects of RE/MAX’s TRADE SECRETS have been, and will be, provided by Regional Franchisee to Confidant. Confidant acknowledges the confidential nature of RE/MAX’s TRADE SECRETS and further acknowledges that RE/MAX, LLC, IKEZOE, the RE/MAX Network, and Regional Franchisee derive competitive and economic advantages from RE/MAX’s TRADE SECRETS. Confidant is aware that RE/MAX, LLC and IKEZOE have instituted a number of policies and procedures designed to protect the confidentiality of RE/MAX’s TRADE SECRETS, including the requirement that all persons having access to RE/MAX’s TRADE SECRETS contractually covenant not to disclose or make unauthorized reproductions thereof.

2.       RE/MAX’s TRADE SECRETS were unknown to Confidant prior to entering its business relationship with Regional Franchisee.

3.       Confidant shall not, at any time, make copies of any documents or compilations containing some or all of RE/MAX’s TRADE SECRETS without Regional Franchisee’s and RE/MAX’s, LLC’s express written permission.

4.       Confidant shall not, at any time during Confidant’s business relationship with Regional Franchisee or subsequent to the date of the termination of his/her/its business relationship with Regional Franchisee, disclose or permit the disclosure of RE/MAX’s TRADE SECRETS except to employees and franchisees of Regional Franchisee who have entered into a confidentiality agreement similar to this Agreement, and only to the limited extent necessary to train or assist such employees and franchisees of Confidant in the operation or development of franchised offices using the Proprietary Concept.

5.       Except as expressly permitted in the Regional Franchise Agreement, Confidant shall not utilize RE/MAX’s TRADE SECRETS in whole or in part, in any geographic area at any time during the five (5)-year period subsequent to the date of the termination of his/her/its business relationship with Regional Franchisee.

6.       Confidant shall surrender the manuals and any other material containing some or all of RE/MAX’s TRADE SECRETS to Regional Franchisee, IKEZOE, or to RE/MAX, LLC upon request or upon conclusion of the use for which the manuals or other information or material may have been furnished to Confidant.

7.       Confidant shall not, directly or indirectly, do any act or omit to do any act, which would or would be likely to be injurious or prejudicial to the goodwill associated with the Proprietary Concept.

8.       For breach of the covenants in Paragraphs 1 - 7, which covenants are made in consideration of the disclosure to Confidant of RE/MAX’s TRADE SECRETS and due to the difficulty of establishing the precise amount of damages for breach of such covenants, in addition to the other remedies provided for herein, Confidant agrees to pay IKEZOE (on behalf of RE/MAX and the owners of the Affected Offices (as defined below) an amount equal to the greater of (x) Twenty Five Million Japanese Yen (¥25,000,000), or (y) the decrease in operating profits (e.g., gross sales minus operating expenses) or increase in operating losses experienced by those franchised offices affected by the breach of such covenants (the “Affected Offices”) during the period of breach; provided, that if the decrease in operating profits or increase in operating losses cannot be reasonably estimated on a timely basis, then the RE/MAX, LLC may elect to take immediate payment of the foregoing fixed monetary amount, which shall be regarded as liquidated damages and not as a penalty. The decrease in operating profits or increase in operating losses experienced by the Affected Offices during the period of breach will be determined by extrapolating from the results of operations of the Affected Offices over the three (3) year period immediately preceding the date of the initial breach (or such shorter periods of time during which the Affected Offices shall have been open), and calculating what the Affected Offices operating profits or operating losses would have been during the period of breach but for such breach. Due regard shall be given to operating revenue and operating expense trends over such periods. Confidant agrees that he/she/it shall be liable under this paragraph regardless of actual fault. Confidant agrees that the foregoing amounts are a reasonable estimation of the damages that would be incurred by IKEZOE, Franchisee, Regional Franchisee, RE/MAX, LLC and the Affected Offices for breach of such covenants. Confidant further agrees that RE/MAX, LLC shall be entitled to select among the alternative damage formulas provided above, or pursue any other right or remedy provided or permitted by law or this Agreement and that, in any event, payment to IKEZOE of an amount provided for under this paragraph shall not constitute an excuse to the performance of Confidant’s obligations under this Agreement.

9.       Regional Franchisee undertakes to use its best efforts to ensure that Confidant acts as required by this Agreement.

10.       Confidant agrees that in the event of a breach of this Agreement, the RE/MAX Parties, the RE/MAX network, IKEZOE and Regional Franchisee, would be irreparably injured and be without an adequate remedy at law. Therefore, in the event of such a breach, or threatened or attempted breach of any of the provisions thereof, RE/MAX, LLC, IKEZOE and Regional Franchisee shall be entitled, in addition to the remedies provided under Paragraph 8 hereof, to enforce the provisions of this Agreement and shall be entitled, in addition to any other remedies which are made available to them at law, to a temporary and/or permanent injunction or similar form of remedy and a decree for the specific performance of the terms of this Agreement, without the necessity of showing actual or threatened harm, and without being required to furnish a bond or other security. Confidant shall pay all costs and expenses (including reasonable attorneys’ fees) incurred by RE/MAX, LLC, IKEZOE or Regional Franchisee in enforcing the terms of this Agreement.

11.       This Agreement shall be governed by the laws of Colorado without giving effect to the conflict of laws principles of such jurisdiction.

[SIGNATURE PAGE IMMEDIATELY FOLLOWING]

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as witnessed by their signatures below.

July 7, 2017

RE/MAX JAPAN (Master Franchisor):

IKEZOE TRUST CO:

By: /s/ Kazuya Moto-oka

Name: Kazuya Moto-oka

RE/MAX JAPAN (Sole Agent for IKEZOE TRUST)

KIDDING CO:

By: /s/Yoshiki Oketani

Name: Yoshiki Oketani

REGIONAL FRANCHISEE and CONFIDANT:

SCHOOL TV CO., LTD.

By: /s/ Tomoo Yoshida

Name: Tomoo Yoshida

EXHIBIT C

OWNERSHIP INTERESTS IN REGIONAL FRANCHISEE

Name and Address	Percentage Ownership

EXCEED WORLD INC. 100%

16192 Coastal Highway, Lewes Delaware, 19958,

County of Sussex, U.S.A.

(Director, President and CEO: Mr. Tomoo Yoshida)

EXHIBIT D

THE MARKS

RE/MAX is aware that third parties own the domain names remax.jp and remax.co.jp and RE/MAX will not be able to provide these domains for Regional Franchisee’s use.

exhibit E

GUARANTY AND ASSUMPTION OF OBLIGATIONS

Each of the undersigned acknowledges and agrees as follows:

1.                   Each has read the terms and conditions of the foregoing RE/MAX Regional Franchise Agreement for Kanagawa Prefecture (the “Agreement”);

2.                   Each is included in the term “Regional Franchisee’s Principals” as described in the Appendix to the Agreement;

3.                   In consideration of RE/MAX JAPAN entering into the Agreement, each individually, jointly and severally makes all of the covenants, representations, warranties and agreements of Regional Franchisee’s Principals set forth in this Agreement and is obligated to perform thereunder; and

4.                   In consideration of RE/MAX JAPAN entering into the Agreement, each individually, jointly and severally for himself or herself and his or her respective executors and administrators covenants with RE/MAX JAPAN and its successors and assigns as follows:

a.                   Each hereby agrees to be bound by all of the terms and conditions of the Agreement, including any amendments or modifications thereto whenever made, and unconditionally and irrevocably guarantees to RE/MAX JAPAN and its successors and assigns that all of the obligations of Regional Franchisee under the Agreement will be punctually paid and performed.

b.                   Upon default by Regional Franchisee or notice from RE/MAX JAPAN, each will immediately make each payment and perform each obligation required of Regional Franchisee under the Agreement. Without affecting the obligations of each of the undersigned, RE/MAX JAPAN may, without notice to any of the undersigned, renew, extend, modify, amend, or release any indebtedness or obligation of Regional Franchisee, or settle, adjust, or compromise any claims against Regional Franchisee.

c.                   Each waives all demands and notices of every kind with respect to this guarantee (“Guarantee”) or the Agreement, the demand for payment or performance by Regional Franchisee, any default by Regional Franchisee or any of Regional Franchisee’s Principals, and any release of any of Regional Franchisee’s Principals or other security for the Agreement or the obligations of Regional Franchisee.

d.                   RE/MAX JAPAN may pursue its rights against any of the undersigned without it first exhausting its remedies against Regional Franchisee and without joining any other of Regional Franchisee’s Principal hereto, and no delay on the part of RE/MAX JAPAN in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by RE/MAX JAPAN of any right or remedy shall preclude the further exercise of such right or remedy.

e.                   Upon receipt by RE/MAX JAPAN of notice of the death of a Regional Franchisee’s Principal, the estate of such Regional Franchisee’s Principal will be bound by this Guarantee, but only for defaults and obligations hereunder existing at the time of death, and the obligations of the other Regional Franchisee’s Principals hereunder will continue in full force and effect.

f.                    Any claim or right that RE/MAX JAPAN may have against Regional Franchisee shall in all respects take priority over any similar or competing right that any of the undersigned may have against Regional Franchisee under the Agreement or otherwise howsoever arising.

REGIONAL FRANCHISEE’S PRINCIPALS: TOMOO YOSHIDA Representative Director SCHOOL TV CO., LTD. /s/Tomoo Yoshida

EXHIBIT F

TERRITORY MAP

<KANAGAWA PREFECTURE>

(final)

(eNGLISH tRANSLATION FOR rEFERENCE sAKE oNLY)

RE/MAX REGIONAL FRANCHISE AGREEMENT

OKINAWA Prefecture

entered into between

IKEZOE TRUST CO.

(RE/MAX Japan: Master Franchisor)

and

kidding co.

(RE/MAX JAPAN: Sole Agent for Mater Franchisor)

AND

School TV Co., Ltd. (OKINAWA REGION)

TABLE OF CONTENTS

Page

1. DEFINITIONS and exhibits:	2
2. GRANT OF RIGHTS:	2
3. quotas for office FRANCHISEs and Sales Asssociates: .	3
4. TRAINING PROGRAM: .	4
5. INITIAL consideration AND FRANCHISE FEES:	5
6. Membership DUES AND MONTHLY ONGOING FEES:	5
7. GENERAL PAYMENT TERMS AND MONTHLY REPORTS:	7
8. ADVERTISING AND DEVELOPMENT FUND:	8
9. FRANCHISE program in the REGION:	9
10. ASSIGNMENT OR TRANSFER BY REGIONAL FRANCHISEE:	9
11. ASSIGNMENT OR TRANSFER BY RE/MAX, JAPAN: .	11
12. CORPORATE/oWNERSHIP MATTERS:	12
13. MARKS AND PROTECTION OF THE PROPRIETARY CONCEPT:	13
14. INSURANCE REQUIREMENTS:	17
15. Regional Franchisee’S REPRESENTATIONS:	17
16. Regional Franchisee’S OBLIGATIONS:	20
17. RELATIONSHIP OF PARTIES:	26
18. CANCELLATION OR TERMINATION OF THIS AGREEMENT:	26
19. MISCELLANEOUS PROVISIONS:	33
20. TRANSLATION:	36
21. REGISTRATION aND FILING: .	36
22. ACKNOWLEDGEMENT OF RECEIPT OF REQUISITE INFORMATION:	36
23. FORCE MAJEURE:	36

EXHIBITS

A	- DEVELOPMENT SCHEDULE
B	- CONFIDENTIALITY AGREEMENT
C	- OWNERSHIP INTERESTS IN REGIONAL FRANCHISEE
D	- THE MARKS
E	- guaranty and assumption of obligations
F -	TERRITORY mAP

RE/MAX REGIONAL FRANCHISE AGREEMENT for OKINAWA REGION

THIS REGIONAL FRANCHISE AGREEMENT (as amended, supplemented, or modified from time to time, this (“Agreement”)), is made and effective this 7th day of July, 2017, (the “Effective Date”) by and between IKEZOE TRUST CO., a company formed and existing pursuant to the laws of Japan, (together with its successors or assignees, “Master Franchisor” or “RE/MAX Japan”), with its principal place of business located at Kioi-cho Kaneda Bldg. 5F, 3-16 Kioi-cho, Chiyoda-ku, Tokyo 102-0094, Japan, KIDDING CO., with its principal place of business located at No.6 Tomizawa Bldg. 4F, 2-12-5, Yotsuya, Shinjuku-ku, Tokyo 160-0004, Japan (hereinafter “Kidding” or collectively together with IKEZOE TRUST CO. referred to as “RE/MAX JAPAN”) and SCHOOL TV CO., LTD., a company formed and existing pursuant to the laws of Japan, with its registered office located at 1-23-38 Esaka-cho, Suita-shi, Oosaka Prefecture 564-0063 , Japan, (“Regional Franchisee”).

WITNESSETH:

WHEREAS, RE/MAX, LLC owns a system for the development and operation of independently owned and operated real estate offices that is proprietary and confidential (“Proprietary Concept”) and that provides competitive and economic advantages to RE/MAX, LLC and its franchisees (the “RE/MAX System”);

WHEREAS, RE/MAX, LLC identifies its independently owned and operated real estate offices to the public through the use of certain service marks, trademarks, emblems and indicia of origin, including the marks listed on Exhibit D to this Agreement, and such other service marks and trademarks as RE/MAX, LLC owns or may develop in the future for the purpose of identifying for the public the source of services and products marketed in connection with the Proprietary Concept (collectively, the “Marks”);

WHEREAS, IKEZOE TRUST Co. is a sole licensee for RE/MAX System and Marks in Japan, and is a sole master franchisor authorized by RE/MAX, LLC for a real estate franchising business of RE/MAX, LLC in Japan as expressed pursuant to the terms and conditions in that certain Master Franchise Agreement, effective as of the 20th day of September 2013, by and between RE/MAX, LLC and RE/MAX JAPAN (“MFA”);

WHEREAS, Kidding and MASTER FRANCHISOR has concluded the Sole Agency Agreement re RE/MAX JAPAN on 5th September, 2014 (“Agency Agreement”). Pursuant to the Agency Agreement, Kidding has been appointed as an exclusive sole agent for and on behalf of Master Franchisor to perform the works relating to the RE/MAX system for the purposes of expanding the RE/MAX system throughout Japan (the “Consigned Works”). Any and all notifications and reports to be made by the Regional Franchisee to IKEZOE TRUST hereunder　shall be made to Kidding, and any and all payments to RE/MAX JAPAN by Regional Franchisee under this Agreement shall be made to IKEZOE TRUST Co., unless otherwise provided for in this Agreement.

WHEREAS, Regional Franchisee wishes to obtain from RE/MAX JAPAN, the right to develop and service a network of franchised real estate offices (“Franchised Offices”) in the Region identified in Exhibit F to this Agreement and, in connection with and in furtherance of such activities, to use, and grant others the right to use, the Marks and the Proprietary Concept in the Region.

WHEREAS, IKEZOE TRUST and Regional Franchisee desire to enter into this Agreement, pursuant to which Regional Franchisee is granted certain rights to develop and maintain a network of franchised real estate offices in the Territory that use the Marks and the Proprietary Concept.

NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements herein expressed and intending to be legally bound, the parties mutually agree as follows:

1.                   DEFINITIONS and exhibits:

a.                   DEFINITIONS: All initially capitalized terms used without definition in this Agreement shall have the meanings assigned to such terms in the Appendix.

b.                   APPENDIX AND EXHIBITS: The Appendix and Exhibits listed in the table of contents and attached hereto are incorporated in, and are an integral part, of this Agreement.

2.       GRANT OF RIGHTS:

a. RIGHTS TO the REGION: Subject to the terms and conditions of this Agreement, RE/MAX JAPAN(IKEZOE TRUST)　grants to Regional Franchisee the right (i) to use the Marks for the advertisement and promotion of the availability of Franchised Offices and RE/MAX® real estate services in the Region, (ii) to license Franchisees to establish and operate Franchised Offices in the Region pursuant to Franchise Agreements, (iii) to use the Marks and the Proprietary Concept in connection with its provision of applicable services to Franchisees (including the supervision of all Franchised Offices established within the Territory); and (iv) to use the Marks in connection with the operation of the Regional Office.

b. ownership of proprietary concept: Regional Franchisee expressly agrees that all ownership, right, title and interest in and to the Marks, the Proprietary Concept, and all related proprietary and confidential information (together with all translations, changes, improvements and modifications to any of the foregoing), regardless of source, are and shall remain solely and exclusively the property of RE/MAX, LLC.

c.                   RESTRICTIONS ON RE/MAX JAPAN: Provided Regional Franchisee fully complies with the terms and conditions of this Agreement and fulfills each of its obligations under all Franchise Agreements, RE/MAX JAPAN agrees, that during the Term it will not (directly or indirectly), (i) establish any Offices in the Region, (ii) grant any Person the right to operate any Offices in the Region, or (iii) grant any Person the right to franchise or otherwise license any Offices in the Region.

d.                   RIGHTS RESERVED BY RE/MAX JAPAN: Under no circumstances will the preceding restrictions limit RE/MAX JAPAN (directly or indirectly) or any Person authorized by RE/MAX JAPAN, from (i) promoting and advertising the Proprietary Concept and/or the Marks in the Region; (ii) from soliciting and providing real estate services outside the Region to any Person who resides in the Region,; (iii) acquiring, either directly or indirectly through an Affiliate, existing Offices within the Region, so long as RE/MAX JAPAN　or its Affiliates agree to enter into a Franchise Agreement with respect to any such acquired office or offices; and (iv) acquiring, either directly or indirectly through affiliates, independent (non-RE/MAX) Real Estate Brokerage Offices within the Region and converting these independent offices to Offices, so long as RE/MAX JAPAN or its Affiliates agree to enter into a Franchise Agreement with respect to any such converted Offices.

Following the expiration or termination of this Agreement, RE/MAX JAPAN shall be free to establish, and license others to establish, Real Estate Brokerage Offices of any type in the Region. Regional Franchisee expressly understands and agrees that this Agreement shall not create any rights benefiting Regional Franchisee, nor shall it impose any obligations upon RE/MAX JAPAN with respect to any geographic area outside the Region, and that RE/MAX JAPAN may grant licenses and other rights to use the Proprietary Concept and/or the Marks anywhere in Japan outside of the Region.

e.                   TERM: This Agreement, and the rights conveyed hereunder, shall commence on the Effective Date and shall expire on the 28th day of May, 2032 (“Term”). This Agreement and the regional franchise relationship created by this Agreement may only be renewed as provided in Paragraph 2.f. below.

f.                    RENEWAL: Regional Franchisee may elect to renew this Agreement for one additional term of fifteen (15) years, provided that each of the following requirements have been met, as determined by RE/MAX JAPAN in its reasonable discretion:

(i)                 Regional Franchisee notifies RE/MAX Japan in writing of its desire and intent to renew (“Renewal Notice”) at least twelve (12) months, but not more than twenty-four (24) months, prior to the expiration of the Term;

(ii)               Regional Franchisee agrees to sign the then current form of regional franchise agreement (or such other similarly named document which operates to grant regional franchise rights), which Regional Franchisee understands shall contain a new development schedule as RE/MAX JAPAN may reasonably determine and may contain terms and conditions materially different from the terms of this Agreement;

(iii)             As of the date of the Renewal Notice, Regional Franchisee is not in default of any of the terms or conditions of this Agreement, and Regional Franchisee remains in full compliance with the terms of this Agreement until expiration of the Term;

(iv)              Regional Franchisee shall pay to RE/MAX Japan a renewal fee equal to Nine Million Five Hundred Thousand Japanese Yen (JPN￥9,500,000.-)(excluding the consumption taxes) upon its execution of the renewal regional franchise agreement (or such other similarly named document which operates to grant regional franchise rights); and

(v)                Regional Franchisee and each of its Principals execute and deliver to RE/MAX JAPAN a general release in form and substance satisfactory to RE/MAX JAPAN and RE/MAX, LLC which effectively releases any and all existing and/or potential claims (including claims arising under this Agreement and Domestic Laws) against RE/MAX JAPAN, RE/MAX, LLC, their Affiliates, and their respective successors and assigns (including their respective officers, directors, shareholders, partners, agents, representatives, independent contractors, servants and employees, in their corporate and individual capacities).

3.       quotas for office FRANCHISEs and Sales Asssociates:

Regional Franchisee shall maintain in the Region the minimum number of Franchised Offices and Sales Associates as specified on the Development Schedule (attached to this Agreement as Exhibit A). All Franchised Offices and Sales Associates shall be located in the Region. Unless otherwise agreed to by RE/MAX JAPAN, a Franchised Office sold for consideration other than cash shall not be considered or counted toward the quota obligations set forth in the Development Schedule.

Time is of the essence in the obligations of Regional Franchisee under this paragraph. Regional Franchisee may request extensions of time to comply with its obligations under the Development Schedule, and such requests may be granted or denied by RE/MAX JAPAN for any reason or no reason. Regional Franchisee’s failure to develop and operate in accordance with the Development Schedule is a material breach of this Agreement for which RE/MAX JAPAN may exercise any and all rights and remedies conferred under this Agreement and applicable law, including the right, in its sole discretion, to: (a) terminate this Agreement immediately pursuant to Paragraph 18 without prejudice to recovery of damages or (b) offer the option of deferring any termination, at the discretion of RE/MAX JAPAN on the condition that Regional Franchisee shall pay on demand, a development deficiency fee for each Franchised Office and Sales Associate not attained in accordance with the Development Schedule. In the event of any deferral of termination in accordance with clause (b) of the preceding sentence, any failure of Regional Franchisee to pay any development deficiency fee when due will result in the immediate termination of this Agreement upon notice of such failure in accordance with Paragraph 18 of this Agreement.

If Regional Franchisee fails to satisfy the Development Schedule for Franchised Offices, the deficiency fee shall be Sixty Thousand Japanese Yen (JPY￥60,000) multiplied by that number derived by subtracting the actual number of open Franchised Offices at the end of each Agreement Year from the number of Franchised Offices required to be maintained by the end of each Agreement Year. If Regional Franchisee fails to satisfy the Development Schedule for Sales Associates, the deficiency fee shall be four times the then current Membership Dues rate multiplied by that number derived by subtracting the actual number of Sales Associates at the end of each Agreement Year from the number of Sales Associates required to be attained by the end of each Agreement Year. Development deficiency fees are not refundable under any circumstances. The exercise of rights under clause (b) above does not preclude RE/MAX JAPAN from exercising any other rights and/or remedies, including the right to terminate as described in clause (a) above any time after it first exercises its rights under clause (b).

4.       TRAINING PROGRAM:

Within ninety (90) days after the execution of this Agreement, at least one (1) of Regional Franchisee’s Principals must attend and successfully complete the five-day regional owner training course conducted by RE/MAX, LLC (the “RE/MAX Management Training Course”). Regional Franchisee acknowledges and agrees that such training shall be based on the RE/MAX System as implemented in the U.S. and other countries and may have little, if any, utility or relevance to the Territory. The RE/MAX Management Training Course shall be conducted in English at RE/MAX, LLC’s principal office (or such other location(s) designated by RE/MAX, LLC) at such time(s) designated by RE/MAX, LLC. Regional Franchisee may, at its option, send up to five (5) additional representatives to the RE/MAX Management Training Course. If necessary, Regional Franchisee shall furnish, at its expense, the services of an interpreter in connection with any training programs. RE/MAX, LLC shall be responsible for the costs of instruction and materials; all other expenses, including travel, lodging and meals, shall be the sole responsibility of Regional Franchisee. At all times beginning on the ninetieth (90th) day following the Effective Date and continuing throughout the Term, at least one (1) of Regional Franchisee’s key employees must have attended and satisfactorily completed the RE/MAX Management Training Course. If, at any point during the Term, less than one (1) of Regional Franchisee’s key employees have satisfactorily completed the RE/MAX Management Training Course and Regional Franchisee fails to cure this default within ninety (90) days, RE/MAX JAPAN may terminate this Agreement upon written notice to Regional Franchisee.

Within ninety (90) days, ninety days after the Effective Date, at least one (1) of Regional Franchisee’s Principals must attend and successfully complete the two-day regional owner training course conducted by RE/MAX Japan (the “RE/MAX Japan Training Course”). Regional Franchisee acknowledges and agrees that such training shall be based on the RE/MAX System as implemented in the U.S. and other countries and may have little, if any, utility or relevance to the Territory. The RE/MAX JAPAN Training Course shall be conducted in Japanese at RE/MAX JAPAN’s principal office (or such other location(s) designated by RE/MAX JAPAN) at such time(s) designated by RE/MAX JAPAN. Regional Franchisee may, at its option, send up to three (3) additional representatives to the RE/MAX JAPAN Training Course. If necessary, Regional Franchisee shall furnish, at its expense, the services of an interpreter in connection with any training programs. RE/MAX JAPAN shall be responsible for the costs of instruction and materials; all other expenses, including travel, lodging and meals, shall be the sole responsibility of Regional Franchisee. At all times beginning on the first anniversary following the Effective Date and continuing throughout the Term, at least one (1) of Regional Franchisee’s Principals must have attended and satisfactorily completed the RE/MAX JAPAN Training Course. If, at any point during the Term, less than one (1) of Regional Franchisee’s Principals have satisfactorily completed the RE/MAX Japan Training Course and Regional Franchisee fails to cure this default within one (90) days, RE/MAX JAPAN may terminate this Agreement upon written notice to Regional Franchisee.

5.       INITIAL consideration AND FRANCHISE FEES:

a. INITIAL consideration: In consideration of RE/MAX JAPAN entering into this Agreement and granting the rights hereunder, Regional Franchisee shall pay RE/MAX JAPAN an initial fee in the amount of Nine Million Five Hundred Thousand Japanese Yen (JPN¥9,500,000.-) which sum is due and payable by bank wire transfer upon execution of this Agreement by Regional Franchisee.

b. FRANCHISE FEES: For each Franchise Agreement that Regional Franchisee sells to a Franchisee, Regional Franchisee shall pay RE/MAX JAPAN a franchise sales fee (“Franchise Sales Fee”) in an amount equal to the greater of: (i) thirty percent (30%) of all consideration to which Regional Franchisee is entitled for such sale; or (ii) Two Hundred Ten Thousand Japanese Yen (JPY￥210,000.-) (which fixed amount may be increased once in any calendar year provided such increase will not exceed five percent (5%) of the fixed fee in effect at the time of any such increase). For each transfer or renewal of a Franchise Agreement, Regional Franchisee shall pay RE/MAX JAPAN a franchise transfer or renewal fee in the amount equal to thirty percent (30%) of all consideration to which Regional Franchisee is entitled for such transfer or renewal (each a “Franchise Transfer or Renewal Fee”). Franchise Sales Fees and Franchise Transfer or Renewal Fees shall be due and payable in full no later than the last day of the calendar month following the calendar month in which the applicable Franchise Agreement is signed, or any transfer or renewal becomes effective, as the case may be, but in any case shall be paid prior to attendance by the Franchisee at any scheduled training course conducted by Regional Franchisee for Franchisees. The balance of all fees paid to Regional Franchisee over and above the Franchise Sales Fees and Franchise Transfer or Renewal Fees shall be retained by and become the property of Regional Franchisee. Regional Franchisee shall submit to RE/MAX JAPAN a written report together with any payments to RE/MAX provided for under this Paragraph 5.b. RE/MAX JAPAN recommends, but does not require, that Franchises be sold for a price of not less than the equivalent of [Two Million Japanese Yen (¥2,000,000)] each. RE/MAX JAPAN further recommends, but does not require, that renewals of Franchises be conditioned on payment of a renewal fee equal to or greater than fifty percent (50%) of that particular Franchisee’s original franchise fee.

6.       Membership DUES AND MONTHLY ONGOING FEES:

a. MEMBERSHIP DUES. In consideration of RE/MAX JAPAN’s provision of certain services associated with the Proprietary Concept, Regional Franchisee shall pay to RE/MAX JAPAN membership dues (“Membership Dues”). If paid on an annual basis, the Membership Dues shall be in the amount of Forty Two Thousand Japanese Yen (¥42,000.-) per year (or such increased amount as provided below) for each Sales Associate. The first such Membership Dues shall be paid to RE/MAX JAPAN by Regional Franchisee no later than the 25th day of the calendar month following the calendar month in which a Sales Associate first affiliates with Regional Franchisee or with any Franchisee. The first Membership Dues payment shall be accompanied by the Membership Profile Form. Subsequent Membership Dues for a given Sales Associate shall be due and payable to RE/MAX JAPAN no later than the 25th day of the calendar month following each anniversary date of the Sales Associate’s affiliation (“Sales Associate Anniversary Date”).

The Membership Dues shall increase every two (2) years throughout the Term by an amount equal to five percent (5%) of the Membership Dues in effect at the time of such increase. Provided, however, the first such increase shall occur in October 2017 and subsequent increases every two (2) years thereafter. Each such increase shall apply (i) immediately with respect to every Sales Associate who affiliates with Regional Franchisee or with any Franchisee on or after the effective date of such increase and (ii) upon the next Sales Associate Anniversary Date with respect to every Sales Associate whose affiliation with Regional Franchisee or with any Franchisee began prior to the effective date of such increase. Regional Franchisee further acknowledges and agrees that RE/MAX JAPAN shall have the unilateral right, in its sole discretion, to determine the amount of Membership Dues applicable to all Sales Associates operating within the Region. Regional Franchisee agrees that such Membership Dues may be different from one Region to another, taking into account differentials in the costs of providing support services, maintaining appropriate communications, the cost of protecting the Proprietary Concept and/or the Marks and other factors deemed by RE/MAX JAPAN in its sole discretion, to be relevant in determining the appropriate level of Membership Dues for all Sales Associates.

b. MONTHLY ONGOING FEES: By the 25th day of each calendar month of the Term, Regional Franchisee shall pay RE/MAX JAPAN ongoing fees (“Monthly Ongoing Fees”), comprised of two components:

i) a “Monthly Fixed Fee” in an amount equal to Sixty Thousand Japanese Yen (¥60,000) per RE/MAX Office. The Monthly Ongoing Fees shall increase every two (2) years throughout the Term by an amount equal to five percent (5%) percent of the Monthly Ongoing Fees in effect at the time of such increase. The first increase shall occur in October 2017 and subsequent increases every two (2) years thereafter.

ii) a “Monthly Percentage Fee” based on the following: if at any time during the Term, Regional Franchisee charges its Franchised Offices a percentage fee based on Office Commissions, Regional franchisee shall pay RE/MAX JAPAN a Monthly Percentage Fee equal to Three Percent (3%) of such Office Commissions.  “Office Commissions” shall mean the total amount of commission-based revenue earned, derived or otherwise generated by Franchised Offices and their Sales Associates from real estate transactions handled during the immediately preceding month.

c. MONTHLY ADVERTISING FEES: By the 25th day of each calendar month during the Term, Regional Franchisee shall pay RE/MAX JAPAN Ten Thousand Japanese Yen (¥10,000) per Franchised Office for the Advertising and Development Fund (“Advertising Fees”). Notwithstanding anything to the contrary contained herein, Regional Franchisee acknowledges that RE/MAX JAPAN shall have the right, at any time upon not less than forty-five (45) days’ prior written notice to Regional Franchisee, to increase or otherwise adjust the amount of the Advertising Fees.

d. MONTHLY TECHNOLOGY FEES: By the last 25th of each calendar month during the Term, Regional Franchisee shall pay RE/MAX JAPAN Ten Thousand Japanese Yen (¥10,000) for technology related services;

e. FEE COLLECTION BY REGIONAL FRANCHISEE: Regional Franchisee shall be solely responsible for the collection of all fees and other amounts due to Regional Franchisee from Franchisees and Sales Associates operating within the Region, and Regional Franchisee shall have complete control over the collection process to be utilized in connection therewith. Regional Franchisee’s failure to collect all fees and amounts due to Regional Franchisee from its Franchisees and Sales Associates shall not affect in any way Regional Franchisee’s obligation to pay the total amounts due from Regional Franchisee to RE/MAX JAPAN as provided in this Agreement.

7.       GENERAL PAYMENT TERMS AND MONTHLY REPORTS:

a. LATE PAYMENT BY REGIONAL FRANCHISEE: Regional Franchisee acknowledges that the rights and services conferred upon Regional Franchisee under this Agreement, and the related payments to RE/MAX JAPAN of the fee amounts provided for in this Agreement, are necessary to Regional Franchisee’s opportunity to generate revenue and are incurred in the ordinary course of Regional Franchisee’s business. Failure by Regional Franchisee to timely remit any of the fees or payments owed by Regional Franchisee to RE/MAX JAPAN under any provision of this Agreement shall result in the imposition upon Regional Franchisee of a late charge equal to twenty percent (20%) of the applicable amount due. In the event any fee (together with any related late charge) is not paid to RE/MAX JAPAN within thirty (30) days after any such sum became originally due, the entire balance including all related late charges shall thereafter compound and bear interest at the lesser of (i) eighteen percent (18%) per annum, and (ii) the maximum amount permitted by applicable law. In addition, Regional Franchisee shall promptly pay to RE/MAX JAPAN all attorneys’ fees and an equal share of the arbitration fees and costs and court costs incurred by RE/MAX JAPAN to collect any such overdue amounts. Entitlement to late charges and interest on overdue amounts shall be in addition to any other remedies RE/MAX JAPAN may have hereunder and under all applicable laws, including the right to terminate this Agreement in accordance with the provisions of Paragraph 18 hereof. The payment of late charges, interest and other amounts provided hereunder shall be based upon the amounts originally due as indicated in the reports transmitted in accordance with Paragraph 7.e hereof, or, in the event Regional Franchisee fails to timely deliver such reports, the deemed original amounts indicated in such Paragraph.

b. PAYMENT TERMS: All payments to be made by Regional Franchisee to RE/MAX JAPAN at a time that is not specifically provided for herein, including those relating to the reimbursement of expenses, shall be due and payable within thirty (30) days of Regional Franchisee’s receipt of any billing therefor and shall otherwise be payable in accordance with the provisions of this Paragraph 7. If a specified payment date is not a Business Day, payment shall be due on the next subsequent Business Day. All specified payment due dates provided for herein are the dates upon which payment must be received by RE/MAX JAPAN. Unless otherwise instructed or permitted in writing by RE/MAX JAPAN, Regional Franchisee shall pay all fees and any other amounts due RE/MAX JAPAN under this Agreement by paying by wire transfer directly to RE/MAX JAPAN or to an account designated by RE/MAX JAPAN.

c. TAXES: With respect to all amounts payable by Regional Franchisee to RE/MAX JAPAN hereunder, Regional Franchisee shall pay all taxes, such as consumption tax, Value added tax, and any other tax required by applicable law as of the payment due date.

d. REIMBURSABLE EXPENSES: Regional Franchisee agrees to exercise its best efforts to directly pay, and to cause any Franchisee to directly pay, the third parties providing any products or services that would give rise to any expenses that would otherwise be reimbursable to RE/MAX JAPAN. To the extent that RE/MAX JAPAN does, nevertheless, incur reimbursable expenses on Regional Franchisee’s behalf, Regional Franchisee agrees to fully reimburse RE/MAX JAPAN for such expenses, plus such amounts as are reasonably necessary to cover RE/MAX JAPAN’s administrative costs and any transactional costs.

e. MONTHLY REPORTS: In connection with each payment of Monthly Ongoing Fees, Membership Dues and Advertising Fees hereunder, Regional Franchisee shall submit to RE/MAX JAPAN, contemporaneously with the remittance of such amounts, (1) a report in a form designated by RE/MAX JAPAN setting forth the name, address and telephone number of each Franchisee and the monthly gross revenues due to Regional Franchisee by such Franchisee for the previous month, (2) a list of the names of all Sales Associates affiliated with each Franchised Office at any time during the previous month, (3) the total number of transactions closed and total value of all closed transactions for each Franchisee for the previous month, and (4) such other information or data as RE/MAX JAPAN may reasonably request from time-to-time. In the event Regional Franchisee fails to timely submit to RE/MAX JAPAN a monthly report as provided above, (i) the total number of Sales Associates for purposes of calculating Membership Dues for the related month shall be deemed to be the average of the number of Sales Associates reported for the last two (2) calendar months, plus ten percent (10%), and (ii) the Monthly Ongoing Fees and Advertising Fees due to RE/MAX JAPAN for the related month shall be deemed to be the average of the last two (2) payments of Monthly Ongoing Fees and Advertising Fees received by RE/MAX JAPAN from Regional Franchisee, plus ten percent (10%) (in both cases, plus any overdue charges, interest and other amounts provided for under Paragraph 7 hereof).

8.       ADVERTISING AND DEVELOPMENT FUND:

a. ADVERTISING FUND: The Advertising Fees paid under Paragraph 6.c shall be contributed to the Advertising and Development Fund (the “Advertising Fund”) and shall be used exclusively to pay for costs and expenses incurred for (i) public relations purposes and the creation, development and placement of advertising and media materials designed generally for use in the RE/MAX real estate offices network, but which may be adapted, at Regional Franchisee’s expense, for the Region; (ii) technology related services including, without limitation, expenses related to the development, operation and maintenance of global.remax.com or such other website as RE/MAX, or an Affiliate, may develop to promote the real estate listings, agents and offices of the RE/MAX real estate network on a worldwide basis; and (iii) training related services including training programs that facilitate and promote the growth and development of agents, offices and regions. The Advertising Fund will be accounted for separately from RE/MAX JAPAN’s other funds and will not be used to defray any of its general operating expenses, except for reasonable salaries, administrative costs and other overhead expenses related to the administration, direction and implementation of the Advertising Fund’s purposes, including expenses related to collecting and accounting for contributions to the Advertising Fund. Although the Advertising Fund is intended to maximize general public recognition of the Marks, the RE/MAX System and services offered by RE/MAX offices, RE/MAX JAPAN is not obligated to ensure the expenditures by the Advertising Fund are proportionate or equivalent to the contributions to the Advertising Fund by RE/MAX offices or regions or that any RE/MAX office or region will benefit directly or in a proportion to its contribution to the Advertising Fund from the development of media materials or the placement of advertising. RE/MAX JAPAN and Regional Franchisee acknowledge and agree that such advertising contribution amount may vary from one area, region, state or country to another.

b. NO FIDUCIARY DUTY: The RE/MAX JAPAN shall have no fiduciary obligations to Regional Franchisee or any Franchisee operating within the Region in connection with the establishment of the Advertising Fund or the collection, control or administration of any monies paid into the Advertising Fund, and Regional Franchisee expressly disavows the existence of any such fiduciary relationship.

c. APPROVAL OF MATERIALS: Regional Franchisee and Franchisees operating within the Region may implement advertising and public relations programs to promote local public recognition of the Marks, independent from the Advertising Fund. At RE/MAX JAPAN’s request, however, samples of all advertising and promotional materials and programs not prepared or previously approved by RE/MAX JAPAN must be submitted to RE/MAX JAPAN for its review and consent, which will be subject to the sole reasonable business judgment of RE/MAX, LLC. Neither Regional Franchisee nor any Franchisee operating within the Region will use any advertising or promotional materials or programs that RE/MAX JAPAN disapproves of or that do not include any copyright, trademark and other notices required by RE/MAX JAPAN. RE/MAX JAPAN shall not unreasonably delay or withhold its approval, and any modification which RE/MAX JAPAN wishes to propose shall be communicated to Regional Franchisee in writing within thirty (30) days after RE/MAX JAPAN’s acknowledgment of receipt. Regional Franchisee and/or its Franchisees, as applicable, will provide RE/MAX JAPAN and RE/MAX, LLC with copies of all press and media coverage of their respective operations on request.

9.       FRANCHISE program in the REGION:

a. FRANCHISE AGREEMENTS: Prior to entering into a Franchise Agreement, Regional Franchisee shall submit to RE/MAX JAPAN all application materials and information required of Franchisees by RE/MAX JAPAN. Regional Franchisee shall not enter into any Franchise Agreement with any Person without obtaining the prior written consent of RE/MAX JAPAN, which consent will not be unreasonably withheld or delayed. Regional Franchisee shall offer and sell Franchises, and grant renewals thereof, only on the forms of Franchise Agreement approved by RE/MAX JAPAN and RE/MAX, LLC from time to time. Regional Franchisee may propose changes that Regional Franchisee believes are necessary to conform the Franchise Agreement to the requirements of Domestic Laws and reasonable commercial customs applicable to the Territory and the Region, subject to RE/MAX, LLC and RE/MAX JAPAN’s prior written approval of each such modification, which may be withheld in the sole discretion of RE/MAX JAPAN. All costs associated with the preparation and review of each Franchise Agreement shall be borne solely by Regional Franchisee. A Japanese version of the Franchise Agreement shall always be executed by the parties thereto. Regional Franchisee shall be responsible for enforcing the terms of the Franchise Agreements and shall do so in accordance with said terms and in conjunction with the operating procedures established by RE/MAX, LLC and RE/MAX JAPAN.. Regional Franchisee shall provide to RE/MAX JAPAN and RE/MAX, LLC an original signed copy of each Franchise Agreement and any amendment thereto within ten (10) days after execution by the parties thereto.

b. AMENDMENTS AND TRANSFERS: Regional Franchisee shall not enter into or make any amendment to any Franchise Agreement or authorize or permit any Franchise Agreement or waive a Franchisee’s obligation to comply with any material condition under a Franchise Agreement without RE/MAX JAPAN’s prior written consent thereto. Regional Franchisee shall provide to RE/MAX JAPAN in advance a copy of any such amendment or statement describing the waiver to be granted. Regional Franchisee shall not approve any proposed transfer or assignment of an interest in a Franchise Agreement without RE/MAX JAPAN’s prior written approval, which shall neither be unreasonably withheld nor unduly delayed. RE/MAX JAPAN’s approval may be conditioned on the receipt of such information concerning the transaction and the proposed transferee as RE/MAX JAPAN may reasonably request.

c. PROHIBITIONS ON REBATES: Neither Regional Franchisee, any of its Affiliates, nor any of their respective owners, officers, directors, employees or agents shall be entitled to receive any discounts, volume rebates, administrative fees, commissions, advertising allowances or other similar benefits from any suppliers of any goods or services as a result of or in connection with purchases by Regional Franchisee or any Franchisee, without prior written consent of RE/MAX JAPAN.

10.       ASSIGNMENT OR TRANSFER BY REGIONAL FRANCHISEE:

a. GENERAL: This Agreement is personal in that RE/MAX JAPAN relies heavily on the specific character, reputation and capability of Regional Franchisee and Regional Franchisee’s Principals. Accordingly, Regional Franchisee, Regional Franchisee’s Principals and any person or Entity which directly or indirectly has or owns any interest in Regional Franchisee shall not without the prior written consent of RE/MAX JAPAN, which consent shall not be unreasonably withheld, sell, assign, transfer, convey, give away, pledge, mortgage or otherwise encumber (i) any direct or indirect interest in this Agreement or in Regional Franchisee, (ii) all or substantially all of Regional Franchisee’s assets or (iii) Regional Franchisee’s interests in any Franchise Agreements (including the creation or the exercise of a security interest or other lien or encumbrance). The parties hereto agree that the foregoing restrictions in this Paragraph 10.a shall equally apply to any issuance or redemption of any shares of capital stock or other ownership interests by Regional Franchisee or any merger, division or consolidation involving Regional Franchisee.

b. CONDITIONS PRECEDENT: Conditions precedent to RE/MAX JAPAN’s granting its consent to a transfer as contemplated above include the following:

(i) Regional Franchisee’s full compliance with the provisions of this Agreement, timely curing all defaults and noncompliance under this Agreement and under any other agreements it may have with RE/MAX JAPAN;

(ii) Regional Franchisee’s payment in full of all outstanding amounts then due and owing by Regional Franchisee to RE/MAX JAPAN;

(iii) Regional Franchisee providing notice to RE/MAX JAPAN in writing of the names and addresses of any parties acting as brokers or agents for the proposed transferee;

(iv) Regional Franchisee furnishing RE/MAX JAPAN with copies of the proposed assignment or transfer document(s), which document(s) shall be subject to RE/MAX JAPAN’s prior approval and, if applicable, shall evidence the third-party assignee’s or transferee’s intention and binding obligation to acquire Regional Franchisee’s rights and obligations under this Agreement;

(v) Regional Franchisee submitting to RE/MAX JAPAN in writing an offer of a right of first refusal to purchase from Regional Franchisee (or, in the case of a transfer of the equity interest in Regional Franchisee that results in a change of control of Regional Franchisee, to purchase from the pertinent shareholder(s) of Regional Franchisee ) on the same terms to which Regional Franchisee (or such shareholder(s)) and the third-party assignee or transferee have agreed;

(vi)              Regional Franchisee submitting to RE/MAX JAPAN current, accurate financial statements and other documents sufficient to enable RE/MAX JAPAN to determine the credit-worthiness, business experience, reputation and ethical background of the proposed assignee or transferee;

(vii)            Regional Franchisee furnishing RE/MAX JAPAN with an acknowledgment signed by the assignee or transferee pursuant to which it is acknowledged that all disclosure relating to RE/MAX, LLC, RE/MAX JAPAN, Regional Franchisee and the franchised business has been made to the proposed assignee or transferee to the extent required by law or otherwise;

(viii)          The transferee executing RE/MAX JAPAN’s then-current form of regional franchise agreement for a term ending on the expiration date of this Agreement (including any renewal terms provided by this Agreement). The new regional franchise agreement shall supersede this Agreement in all respects and its terms may differ from the terms of this Agreement. If the transferee is an Entity, those of the transferee’s owners whom RE/MAX JAPAN requires shall provide such guarantees, and execute assumption and confidentiality documents, as RE/MAX JAPAN and RE/MAX, LLC may require;

(ix)              Regional Franchisee and/or the transferee executing, or causing the execution of, a general release, waiver, estoppel, assignment of rights of action and/or such other documents as RE/MAX JAPAN and RE/MAX, LLC may reasonably require of Regional Franchisee, Regional Franchisee’s Principals or the transferee to preserve and protect their rights.

c. OBLIGATION OF TRANSFEREE: Any transferee or assignee of this Agreement shall personally complete the full training course provided by RE/MAX JAPAN and RE/MAX, LLC. including RE/MAX Management Training Course. It shall be the duty of Regional Franchisee to advise any prospective transferee or assignee of this Agreement of the requirements of this subparagraph. Any transferee or assignee of this Agreement shall assume the full rights and responsibilities hereunder as though such transferee or assignee had been the initial regional franchisee hereunder. RE/MAX JAPAN may, in its sole discretion, require that any transferee or assignee of an interest in Regional Franchisee meet the requirements of this Paragraph 10.c.

d. OPTIONS OF RE/MAX JAPAN: RE/MAX JAPAN shall notify Regional Franchisee in writing of its decision within thirty (30) days of its receipt of all the items required to be furnished under Paragraph 10.b above. The options of RE/MAX JAPAN shall be limited to:

(i) Permitting the assignment or transfer as proposed;

(ii) Exercising a right of first refusal to acquire rights and obligations under this Agreement or in Regional Franchisee, or the assets of Regional Franchisee, at the competing offer price; provided that Regional Franchisee acknowledges RE/MAX JAPAN shall have a reasonable period of time to comply with any Domestic Laws to exercise its right of first refusal, notwithstanding anything to the contrary in this Agreement; or

(iii) Denying the assignment or transfer if such denial is deemed by RE/MAX JAPAN necessary to maintain quality control over, or to the overall integrity of, the Proprietary Concept or if in its best business judgment, RE/MAX JAPAN reasonably believes that the proposed assignee or transferee does not have the assets, reputation or experience at least equal to those of Regional Franchisee. To make this determination, RE/MAX JAPAN may, in its sole discretion, require additional due diligence into any prospective transferee or assignee’s creditworthiness, background, or reputation. Proposed assignee or transferee will execute any required releases or waivers necessary to facilitate said due diligence. In the event that RE/MAX JAPAN requires additional due diligence on a proposed transferee or assignee of an interest in Regional Franchisee, RE/MAX JAPAN’s time to respond in Paragraph 10.d shall be extended for 15 Business Days following receipt of any necessary releases or waivers from the assignee or transferee.

e. TRANSFER FEE: In the event an assignment or transfer to a third party is approved by RE/MAX JAPAN, Regional Franchisee shall remit to RE/MAX JAPAN immediately upon receipt of approval of the assignment or transfer, the sum of Twenty percent (20%) of the transfer price as partial consideration for the administrative, training, setup and other expenses incurred by RE/MAX JAPAN in connection with said assignment or transfer. Neither silence, tender, nor acceptance of payment shall constitute acceptance or approval of any third-party assignee or transferee. In the event monies are accepted by RE/MAX JAPAN without consent to the assignment or transfer, the same shall be deemed to be held on deposit for upcoming expenses and fees which Regional Franchisee shall owe to RE/MAX JAPAN.

11. ASSIGNMENT OR TRANSFER BY RE/MAX JAPAN: This Agreement may be transferred or assigned in whole or in part, at any time and for any reason, by RE/MAX JAPAN, to any third-party without any requirement to obtain Regional Franchisee’s consent. Following the effective date of transfer or assignment, Regional Franchisee shall look solely to the transferee or assignee, and not to RE/MAX JAPAN, for the satisfaction of any performance obligation contained herein.

12. CORPORATE/oWNERSHIP MATTERS: If an Entity, Regional Franchisee represents, warrants and covenants that:

a. GOVERNING DOCUMENTS: Copies of Regional Franchisee’s charter, articles of association, bylaws, other governing documents and any amendments thereto, including the resolutions authorizing entry into and performance of this Agreement shall have been furnished to RE/MAX JAPAN prior to the execution of this Agreement.

b. OWNERSHIP INTERESTS: All interests in Regional Franchisee are owned as set forth on Exhibit C attached to this Agreement. Regional Franchisee shall maintain a current list of all owners of record and all beneficial owners of any class of capital stock of Regional Franchisee. Such list shall be furnished to RE/MAX JAPAN from time to time upon request and shall be certified by the appropriate authorized officer of Regional Franchisee. Regional Franchisee shall cause each of its Principals from time to time to provide such personal identification (such as passports) as RE/MAX JAPAN may require and to execute and deliver to RE/MAX JAPAN such Guaranty and Assumption of Obligations as RE/MAX JAPAN from time to time may require, the current form of which is attached to this Agreement as Exhibit E.

c. STOCK TRANSFER RESTRICTIONS: The bylaws, operating agreement or partnership agreement, as applicable, of Regional Franchisee shall restrict the transfer of Regional Franchisee’s capital stock in accordance with the transfer restrictions of this Agreement, and Regional Franchisee shall maintain stop-transfer instructions against the transfer on its records of any capital stock of Regional Franchisee. Each stock certificate, unit certificate or other equity securities document evidencing ownership in Regional Franchisee shall have conspicuously endorsed on its face a statement in a form satisfactory to RE/MAX JAPAN that it is held subject to, and that further assignment or transfer thereof is subject to, the terms, conditions and restrictions contained in this Agreement.

d. NEW OFFICERS, DIRECTORS OR MANAGERS: If any officer, director or manager of Regional Franchisee shall cease to serve as such, or any Individual shall be elected as an officer, director or manager of Regional Franchisee subsequent to the execution of this Agreement, Regional Franchisee agrees to provide RE/MAX JAPAN with notice thereof within thirty (30) days subsequent to such change. Any newly elected officer, director or manager shall execute a confidentiality and non-competition agreement in substantially the form attached to this Agreement as Exhibit B.

e. STATUS: Regional Franchisee is legally formed and is legally authorized and correctly licensed to enter into, and to do business as contemplated under this Agreement and shall maintain itself in good standing at all times during the Term.

f. NAMES: The corporate name of Regional Franchisee shall not contain any word, phrase or clause which is the same as, derivative of, a translation of, or deceptively or confusingly similar to “RE/MAX” or any of the other Marks. All uses of the term “RE/MAX” and the other Marks shall be consistent with the guidelines governing use as promulgated and amended from time to time by RE/MAX, LLC and RE/MAX JAPAN. Prior written approval must be given by RE/MAX JAPAN of any trade name or assumed name containing the service mark “RE/MAX” or any other Marks owned by RE/MAX, LLC. Nothing in this Agreement shall be construed as permitting Regional Franchisee to license or otherwise convey to a corporation or to any other Entity or person any of the rights, duties and obligations contained in this Agreement without prior written approval of RE/MAX JAPAN.

13. MARKS AND PROTECTION OF THE PROPRIETARY CONCEPT: Regional Franchisee and Regional Franchisee’s Principals acknowledge, agree and represent that:

a. OWNERSHIP OF MARKS: RE/MAX, LLC has such ownership rights in certain of the Marks as are derived from its applications to register, or registrations, of such Marks with the appropriate governmental agencies. RE/MAX, LLC does not represent, warrant or covenant that RE/MAX, LLC has the sole or exclusive right to use the Marks in the Territory, or that the use of the Marks does not violate the rights of any other person. Neither Regional Franchisee nor Regional Franchisee’s Principals shall directly or indirectly contest the validity of RE/MAX, LLC’s ownership of the Marks. Regional Franchisee’s use and right to license the use of the Marks pursuant to this Agreement does not give Regional Franchisee any ownership interest or other interest in or to the Marks, except the limited license granted by this Agreement.

b. GOODWILL: Any and all goodwill arising from Regional Franchisee’s use and right to license the use of the Marks shall inure solely and exclusively to RE/MAX, LLC’s benefit, and upon expiration or termination of this Agreement and the license herein granted, no monetary amount shall be assigned as attributable to any goodwill associated with Regional Franchisee’s right to license the use of the Proprietary Concept or the Marks.

c. INFRINGEMENT OF MARKS: Throughout the term of this Agreement, Regional Franchisee shall immediately notify RE/MAX japan of any infringement of the Marks or challenge to Regional Franchisee’s or any Franchisee’s use of any of the Marks or claim by any person of any rights in any of the Marks in the Territory. RE/MAX, LLC shall have sole discretion to take such action as it deems appropriate and the right to exclusively control any litigation or other proceeding arising out of any infringement, challenge, or claim or otherwise relating to any of the Marks. In no event shall Regional Franchisee or Regional Franchisee’s Principals take any action with respect to any such litigation or proceeding without the prior written consent of RE/MAX, LLC. Regional Franchisee agrees to, and to cause any Franchisee to, execute any and all instruments and documents, render such assistance, and do such acts and things as may, in the opinion of RE/MAX, LLC’s counsel, be necessary or advisable to protect and maintain interests of RE/MAX JAPAN and RE/MAX, LLC in any such litigation or other proceeding or to otherwise protect and maintain their respective interests in the Marks. Regional Franchisee agrees to pay all fees, costs and expenses (including attorneys’ fees) incurred by RE/MAX LLC, RE/MAX JAPAN, and Regional Franchisee in connection with any infringement, challenge or claim described in this Paragraph 13.c.

d. SUBSTITUTION OF MARKS, LOGOS AND SLOGANS: Regional Franchisee agrees that in the event any one or more of the Marks are objected to by a prior user of the same or similar Mark in the Territory or are for other reasons deemed by RE/MAX, LLC to be unavailable or inappropriate for use in any portion of the Territory, RE/MAX, LLC shall have the right to coin or otherwise establish alternative marks, slogans and/or logos to be substituted for one or more of the Marks. Regional Franchisee agrees that, in the event of any such substitution required by RE/MAX, LLC Regional Franchisee shall promptly cease use of the designated Mark(s) and substitute use of alternative Mark(s) designated by RE/MAX, LLC and pay for all costs incurred in connection with any such substitution. In no event shall RE/MAX, LLC bear any liability for costs or expenses incurred in connection with any such substitution of Marks.

e. TRADE AND FICTITIOUS NAMES: Throughout the Term, Regional Franchisee shall, and shall cause each Franchisee to, comply with RE/MAX JAPAN’s instructions in filing and maintaining any requisite trade name or fictitious name registrations, and shall execute any documents deemed necessary by RE/MAX JAPAN and RE/MAX, LLC or its counsel to obtain protection for the Marks or to maintain their continued validity and enforceability. Office names selected for use by Franchisees must not include names of cities, geographic areas, or personal names. All Franchised Office names must be approved by the Regional Franchisee to ensure that such names are different, one from another, within a geographic or market area, or region. RE/MAX JAPAN maintains a list of “approved names” for Franchised Offices from which Franchisees can identify Office names that have been previously approved for use. However, the fact that a name is on the “approved names” list does not guarantee that it is lawfully available for use in the jurisdiction where the Office will be located or that it will not infringe a third parties rights; therefore it is the responsibility of each Franchisee to ensure that the portion of the name after “RE/MAX” can be lawfully used. Throughout the Term, Regional Franchisee shall cause each Franchisee to comply with these and any other standards and guidelines regarding the use of Office names as may be issued by RE/MAX, LLC and RE/MAX JAPAN from time to time.

f. REGISTERED LICENSEES: If deemed necessary by RE/MAX JAPAN or RE/MAX, LLC, Regional Franchisee agrees to fully cooperate with RE/MAX JAPAN and RE/MAX, LLC (including executing, and requiring Franchisees to execute, any license or similar agreements) in registering Regional Franchisee and any Franchisee as a registered licensee of the Marks with any governmental agency that RE/MAX, LLC and RE/MAX JAPAN deems appropriate and necessary, and to also cooperate in canceling such registration upon demand by RE/MAX JAPAN or RE/MAX, LLC or upon termination or expiration of this Agreement and/or any applicable Franchise Agreement. In no event shall Regional Franchisee or any of Regional Franchisee’s Principals take any action with respect to the registration of Regional Franchisee or any Franchisee as a registered licensee of the Marks without the prior written consent of RE/MAX, LLC. Regional Franchisee shall reimburse RE/MAX JAPAN and RE/MAX, LLC for all expenses (including attorneys’ fees and costs) incurred by RE/MAX JAPAN and RE/MAX LLC in registering Regional Franchisee or any Franchisee as a registered licensee of the Marks. In the event of any conflict between the terms of any such registered license agreement and this Agreement, the terms of this Agreement shall prevail.

g. CONTINUOUS USE OF MARKS: Throughout the Term, Regional Franchisee shall cooperate in all respects with RE/MAX JAPAN and RE/MAX, LLC to prove the continuous and effective use of the Marks and with respect to any renewal of any registration of the Marks or registration of authorized users; such cooperation shall include cooperation with RE/MAX JAPAN and RE/MAX, LLC in the placement and use of the Marks and taking all actions necessary to evidence such placement and use.

h. DOMAIN NAMES: Regional Franchisee agrees to exercise all commercially reasonable efforts, and otherwise cooperate with RE/MAX, LLC and RE/MAX JAPAN, in assisting with RE/MAX JAPAN and re/max, LLC’s acquisition and retention of the top level RE/MAX domain name for the Territory. RE/MAX JAPAN may require Regional Franchisee to register one or more domain names in the Territory in Regional Franchisee’s name on behalf of RE/MAX, LLC. Regional Franchisee agrees to promptly assign to RE/MAX, LLC or its designee any such domain name, or any other domain name relating to the Marks or the Proprietary Concept, upon the request of RE/MAX, LLC or upon the expiration or termination of this Agreement.

i. DISCLOSURE OF CONFIDENTIAL INFORMATION: RE/MAX JAPAN and RE/MAX, LLC have revealed to Regional Franchisee and Regional Franchisee’s Principals trade secrets, know-how and proprietary, unique and novel information concerning the methods, techniques, practices, procedures and marketing of RE/MAX, LLC’s unique real estate service business and Proprietary Concept, all of which taken as a whole comprise a composite program, sometimes referred to as “the information comprising the Proprietary Concept.”

j . ASPECTS OF CONFIDENTIAL INFORMATION: All aspects of the information comprising the Proprietary Concept that RE/MAX, LLC deems relevant to Real Estate Brokerage Services in the Territory have been, and will be, provided by RE/MAX, LLC and RE/MAX Japan 　 to Regional Franchisee. Regional Franchisee and Regional Franchisee’s Principals acknowledge the confidential nature of the information comprising the Proprietary Concept and further acknowledge that RE/MAX JAPAN and Regional Franchisee and Regional Franchisee’s Principals derive competitive and economic advantages from the information comprising the Proprietary Concept. Regional Franchisee and Regional Franchisee’s Principals are aware that RE/MAX JAPAN and RE/MAX, LLC have instituted a number of policies and procedures designed to protect the confidentiality of information comprising the Proprietary Concept, including the requirement that all persons having access to information comprising the Proprietary Concept contractually covenant not to disclose or make unauthorized reproductions thereof.

k. PROTECTION OF CONFIDENTIAL INFORMATION: Regional Franchisee and Regional Franchisee’s Principals agree that they shall take all steps necessary, at Regional Franchisee’s expense, to protect the confidentiality of the information comprising the Proprietary Concept from competitors and other third parties.

l. DISCLOSURE PROHIBITED: Neither Regional Franchisee nor any of Regional Franchisee’s Principals shall divulge in whole or in part to any person at any time, either during the Term or subsequent to termination or expiration thereof, the information comprising the Proprietary Concept without the prior written consent of RE/MAX JAPAN and RE/MAX, LLC, which consent may be withheld by RE/MAX JAPAN and RE/MAX, LLC in their sole discretion or may be made contingent upon execution of a written confidential disclosure agreement between RE/MAX JAPAN, RE/MAX, LLC and such person. RE/MAX JAPAN and RE/MAX, LLC do hereby consent to Regional Franchisee disclosing the information comprising the Proprietary Concept to bona fide Franchisees under fully executed and approved Franchise Agreements.

m. PROHIBITION ON USE: Except as expressly permitted pursuant to this Agreement, neither Regional Franchisee nor any of Regional Franchisee’s Principals shall utilize the information comprising the Proprietary Concept, in whole or in part, in any geographic area at any time during the Term or subsequent to the date this Agreement (including any renewals hereof, if any) expires or is not renewed, or is terminated, canceled, abandoned, assigned, transferred or otherwise concluded, without the prior written approval of RE/MAX jAPAN.

n. PUBLIC DOMAIN: Notwithstanding anything to the contrary contained in this Agreement, the restrictions on Regional Franchisee's disclosure and use of the Proprietary Concept shall not apply to: (a) information, processes or techniques which are or become generally known in the residential real estate brokerage industry within the Territory (other than through unauthorized disclosure, whether deliberate or inadvertent, by Regional Franchisee, Regional Franchisee’s Principals or those whose access to the Proprietary Concept was permitted by Regional Franchisee or its Principals), provided Regional Franchisee shall have obtained the RE/MAX, LLC's prior consent, or (b) disclosure of the Proprietary Concept, in judicial or administrative proceedings, to the extent that Regional Franchisee is legally compelled to disclose such information, provided Regional Franchisee shall have used its best efforts and shall have afforded RE/MAX, LLC the opportunity to obtain an appropriate protective order or other assurance satisfactory to RE/MAX, LLC of confidential treatment for the information required to be so disclosed.

o. INFORMATION EXCHANGE: Regional Franchisee acknowledges the importance to the entire RE/MAX System of exchanging ideas, concepts, methods and techniques relating to the development, marketing and/or operation of Real Estate Brokerage Services conceived or developed by Regional Franchisee or its Principals and Franchisees. Regional Franchisee agrees to disclose, and to cause its Principals and Franchisees to disclose, to RE/MAX, LLC and RE/MAX JAPAN all ideas, concepts, methods, techniques and products relating to the development, marketing and/or operation of Real Estate Brokerage Services conceived or developed by any of them. If incorporated into the Proprietary Concept for use in the Territory or elsewhere, such ideas, concepts, methods and techniques shall become the sole and exclusive property of RE/MAX, LLC, and RE/MAX, LLC shall have the exclusive and worldwide right to incorporate same in the Proprietary Concept for the Territory or elsewhere for use in the RE/MAX System operated by RE/MAX, LLC, its Affiliates and their respective franchisees. RE/MAX, LLC shall have no obligation to make any payment to Regional Franchisee or any Franchisee with respect to any idea, concept, method or technique developed or suggested by any of them and incorporated by RE/MAX, LLC into the Proprietary Concept. Regional Franchisee agrees that neither Regional Franchisee nor any of Regional Franchisee’s Principals will use any such concept, method, technique or product without obtaining RE/MAX, LLC’s prior approval.

p. EXCLUSIVE RELATIONSHIP: Regional Franchisee and each of its Principals acknowledge and agree that RE/MAX, LLC would be unable to protect the trade secrets against unauthorized use or disclosure if Regional Franchisee or any of its Principals were permitted to hold interests in or assist Competitive Businesses. RE/MAX JAPAN has entered into this Agreement with Regional Franchisee on the express condition that Regional Franchisee and each of its Principals (directly or indirectly, whether through Affiliates, members of their respective Immediate Families or otherwise) will deal exclusively with RE/MAX JAPAN with respect to the operation of any Competitive Business. Accordingly, during the Term, neither Regional Franchisee nor any of its Principals may, without our prior consent (which consent may be withheld by RE/MAX, LLC or RE/MAX JAPAN at its sole discretion):

(i) directly or indirectly (such as through an Affiliate, through a member of his or their Immediate Families or otherwise) own any legal or beneficial interest in, or render services or give advice to: (1) any Competitive Business located anywhere in the Territory; or (2) any Person located anywhere in the Territory which grants franchises, licenses or other interests to others to operate any Competitive Business; or

(ii) divert or attempt to divert any RE/MAX business or customer to any competitor by inducement or otherwise, or do anything injurious or prejudicial to the goodwill associated with the Marks or the RE/MAX System. q

q. CONFIDENTIALITY AGREEMENTS: Regional Franchisee and Regional Franchisee’s Principals shall require (i) all officers, directors and managers of Regional Franchisee, as applicable, (ii) all of Regional Franchisee’s Principals, and (iii) any other personnel of Regional Franchisee otherwise having access to the information comprising the Proprietary Concept, to execute such confidentiality and non-competition agreements as RE/MAX JAPAN and RE/MAX, LLC may require from time to time, the current form of which is attached as Exhibit B.

r. IRREPARABLE INJURY: Regional Franchisee and each of its Principals acknowledges that any failure to comply with the requirements of this Paragraph 13 shall constitute a material event of default under this Agreement. Regional Franchisee and each of its Principals acknowledges that a violation of the terms of this Paragraph 13 would result in irreparable injury to RE/MAX JAPAN, RE/MAX, LLC and the RE/MAX System for which no adequate remedy at law may be available, and Regional Franchisee and each of its Principals accordingly consents to the issuance of an injunction or similar form of remedy prohibiting any conduct by Regional Franchisee or any of its Principals in violation of the terms of this Paragraph 13. Regional Franchisee and each of its Principals agrees to pay all expenses (including all related court costs and reasonable attorneys’ fees) incurred by RE/MAX JAPAN and RE/MAX LLC in enforcing the terms of this Paragraph 13.

s. liquidated DAMAGES: For any breach of any of the covenants in Paragraph 13.p, which covenants are made in consideration of the rights granted under Paragraph 2 hereof and the transmission of the information comprising the Proprietary Concept, and due to the difficulty of establishing the precise amount of damages for breach of such covenants, in addition to the other remedies provided for herein, Regional Franchisee and all of its Principals jointly and severally agree to pay RE/MAX JAPAn, an amount equal to the greater of (i) [One Hundred Million Japanese Yen (¥100,000,000)]; or (ii)[ Twenty Five Million Japanese Yen (¥25,000,000) ]for each Competitive Business. In the event a Competitive Business consists of multiple units, outlets or locations, each such unit, outlet or location shall constitute a separate Competitive Business. The parties agree that the foregoing amounts are a reasonable estimation of the damages that would be incurred by RE/MAX JAPAN for breach of such covenants. The parties further agree that RE/MAX JAPAN shall be entitled to pursue any other right or remedy provided or permitted by law or this Agreement and that, in any event, payment to RE/MAX JAPAN of an amount provided for under this paragraph shall not constitute an excuse to the performance of Regional Franchisee’s and its Principals’ obligations under this Agreement.

14. INSURANCE REQUIREMENTS:

Throughout the term of this Agreement, Regional Franchisee shall maintain general business liability insurance in respect of its business operations contemplated by this Agreement with such reputable companies and for such coverage as is commercially reasonable and is customary in the industry and geographic area in which Regional Franchisee is operating. RE/MAX JAPAN recommends that such insurance be in an amount which is equivalent to at least One Hundred Million Japanese Yen (¥100,000,000). Regional Franchisee shall maintain and timely pay all premiums associated with such insurance and shall list RE/MAX Japan, its affiliates, successors and assigns and its respective partners, shareholders, directors, officers, representatives, employees, agents and associates, as named insured parties for any and all liability which might be incurred as a result of any actions or inactions, taken or not taken, by Regional Franchisee, its Affiliates and their respective agents, officers, directors, partners, shareholders, representatives, associates, Franchisees, employees or others acting under Regional Franchisee’s authority or direction. In addition, if commercially reasonable within the Territory, Regional Franchisee shall maintain and keep in force, at its sole expense, such other forms of insurance as RE/MAX JAPAN shall require, including errors and omissions insurance and workers' compensation insurance, in such amounts and with such reputable insurance companies as shall be selected by Regional Franchisee, and naming RE/MAX Japan, its affiliates, successors and assigns and its respective partners, shareholders, directors, officers, representatives, employees, agents and associates, as additional insured parties. None of such policies shall be cancelable except upon thirty (30) days’ prior written notice to RE/MAX JAPAN sent prepaid by express courier service to the address specified in Paragraph 19.b. Regional Franchisee shall, prior to conducting business under this Agreement, deliver to RE/MAX JAPAN, copies of the certificates of insurance evidencing that all such insurance is in full force and effect and that RE/MAX JAPAN (together with the persons and entities described above) are named as additional insured parties.

15. Regional Franchisee’S REPRESENTATIONS: RE/MAX JAPAN and Regional Franchisee herein agree that the following representations made by Regional Franchisee to RE/MAX JAPAN, together with those contained in Paragraphs 13 and 16 of this Agreement, are and were intended to be a material and major inducement for RE/MAX JAPAN to enter into this Agreement. Regional Franchisee agrees, represents, warrants and acknowledges as follows:

a. Regional Franchisee and/or Regional Franchisee’s Principals are sophisticated business people having dealt in many varied business transactions over the past years, which transactions have been equal to and/or greater in complexity than those contemplated under this Agreement.

b. Regional Franchisee fully realizes that it may lose all monies paid and time expended for and under this Agreement.

c. Regional Franchisee has contacted a solicitor or attorney of its selection who has advised Regional Franchisee respecting the obligations of Regional Franchisee under the terms and provisions of this Agreement.

d. RE/MAX JAPAN and Regional Franchisee declare the following basic policy in order to prevent damages caused by groups or individuals, so-called Anti-Social Forces ("ASF") that pursue economic benefit by making full use of violence, force and fraudulent means.

(i) All executives and employees resolutely work toward not having any relations with ASF.

(ii) Work with specialized agencies such as police office and attorney and handle properly in an organized way in order to prevent damages caused by ASF.

(iii) Never accept undue demands by ASF and resolutely deal with it according to law.

(iv) Do not give benefits and make backstage deal with ASF.

(v) Ensure employee's safety who deals with undue demands by ASF.

In this Terms, the Anti-Social Forces shall be persons or entities which fall under any of the following items:
(a) bouryokudan (Gang group);

(b) Gangster or member of any gang group;

(c) Individual, corporation, or any other association/group related to any Gang group (including its directors or officers (without regard to any other the title such as advisors or consultants; the same shall apply hereinafter). employees, and any other members; the same shall apply hereinafter);

(d) Sokaiya (professional extortionists or corporate racketeer at shareholders’ meeting);

(e) Individual, corporation, or any other association/group which has made undue demands to citizens or enterprises, professing oneself a social activity, human rights movement, political activity, etc.;

(f) Individual, corporation, or any other association/group which commits acts to harm the social order and the safety of citizens, etc.; and/or

(g) Individual, corporation, or any other association/group which is deemed to have a socially accusable relationship with any person/entity enumerated in each of the above six items

e. Regional Franchisee is aware of the provisions of the United States Foreign Corrupt Practices Act, the U.K. Bribery Act, the Canadian Corruption of Foreign Public Officials Act, Articles 389-395, 163 of the People’s Republic of China (“PRC”) Criminal Law, and Article 8 of the PRC Anti-Unfair Competition Law, and other applicable anti-corruption laws (the “Law”). Neither Regional Franchisee nor any of Regional Franchisee’s Principals is named as “Specially Designated Nationals” or “Blocked Persons” as designated by the U.S. Department of the Treasury’s Office of Foreign Assets Control, including being named on the list posted at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx. Neither Regional Franchisee nor Regional Franchisee’s Principals is associated with any group on said lists. Neither Regional Franchisee nor any of Regional Franchisee’s Principals is or will become controlled by Governmental Authorities of any country that is subject to a United States embargo. Neither Regional Franchisee nor any of Regional Franchisee’s Principals has been denied a visa to travel to the United States for security reasons. Neither Regional Franchisee nor any of Regional Franchisee’s Principals is a Governmental Authority, political party or official of any political party, or candidate for public office. Regional Franchisee has had a full and adequate opportunity to be advised by legal counsel regarding legal requirements that prohibit unfair, fraudulent or corrupt business practices under United States law, including those under the United States Foreign Corrupt Practices Act and the International Money Laundering Abatement and Anti-Terrorist Financing Act, otherwise known as the USA Patriot Act. Regional Franchisee further warrants and represents that none of the fees paid or payable to RE/MAX JAPAN in connection with this Agreement (including the Initial Fee, Franchise Sales Fees, Renewal Franchise Sales Fees, Membership Dues, Monthly Ongoing Fees and any contributions to the Advertising Fund) are derived, or will be derived, in part or in whole from the proceeds of any illegal activity.

f. All information contained in and submitted to RE/MAX JAPAN in connection with Regional Franchisee’s application for the rights and privileges contemplated by this Agreement was complete, accurate and not misleading in any respect when made. There have been no material changes to such information or other material changes in the circumstances or condition of Regional Franchisee or any of Regional Franchisee’s Principals between the time such information was submitted and the date of this Agreement.

g. Regional Franchisee further agrees, represents, warrants and acknowledges as follows:

(i)                 In carrying out its responsibilities under the Agreement, neither Regional Franchisee nor any of Regional Franchisee’s Principals, owners, officers, directors, employees, or agents will:

(a)                Pay, offer, or promise to pay, or authorize the payment, directly or indirectly, of any money, gift, or anything of value to any government or party official, candidate or employee, at any level, including employees of state-owned or controlled enterprises, for the purpose of influencing any act or decision of such person or party in order to obtain or retain business, or to direct business to any person.

(b)                Offer, promise, or give a financial benefit or other advantage to any other person with the intent to induce that person to or reward that person for improperly performing any function in connection with that person’s employment or engagement.

(c)                Request, agree to receive, or accept a financial benefit or other advantage as a reward for improperly performing any function in connection with Regional Franchisee’s performance of its responsibilities under the Agreement.

(d)                Falsify any business record.

(ii)               No owner, officer, director, or employee of Regional Franchisee (a) is now a Government Official, or (b) will in the future become a Government Official during the term of this Agreement without prior written notification to RE/MAX JAPAN. “Government Official” means any person exercising a public function and/or acting in an official capacity on behalf of a government agency, department, or instrumentality, political party, or candidate for political office, and includes officials or employees of federal, state provincial, county or municipal governments or any department or agency thereof; any officers or employees of a company or business owned in whole or in part by a government; any officers or employees of a public international organization; any political party or official thereof; or any candidate for political office. Government officials include officials at every level of government, regardless of rank or position.

(iii)             Neither Regional Franchisee or any of Regional Franchisee’s Principals, owners, officers, directors, employees, or agents has been charged with or convicted of bribery, corruption or fraud;

(iv)              Regional Franchisee represents and warrants that this Agreement is not in any respect a violation of the laws, rules, or regulations of the Region, and that Regional Franchisee will refrain from taking any action that would cause RE/MAX JAPAN or RE/MAX, LLC to be in violation of any law of the Region.

(v)                Regional Franchisee will include in any Franchise Agreement provisions substantially the same as subparagraphs (i)-(iv) above.

(vi)              RE/MAX JAPAN shall have the right to satisfy itself and RE/MAX, LLC that Regional Franchisee is in compliance with this Paragraph 15.f. RE/MAX JAPAN may, from time to time, require Regional Franchisee to affirm its continuing compliance with its obligations under this Paragraph 15.f. In addition, RE/MAX JAPAN may, at its option, audit the Regional Franchisee in order to satisfy itself that no breach has occurred or is likely to occur, or select an independent third party to conduct the audit. Regional Franchisee shall cooperate fully in any audit conducted by or on behalf of RE/MAX JAPAN.

(vii)            Unless otherwise agreed by the parties, any payments due to Regional Franchisee under this Agreement shall be made by bank wire transfer to the bank account of Regional Franchisee at a designated bank in the country where Regional Franchisee resides or provides services or by check made payable to Regional Franchisee for delivery where the Regional Franchisee resides or provides services.

(viii)          In no event shall RE/MAX JAPAN be obligated under this Agreement to take any action or omit to take any action that RE/MAX JAPAN believes in good faith would cause it to be in violation of any laws of Host Country, any U.S. laws, or any applicable anti-corruption laws, including, without limitation, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

(ix)              RE/MAX JAPAN may terminate this Agreement immediately upon written notice in the event RE/MAX JAPAN concludes in its sole opinion that Regional Franchisee has failed to meet any obligations under this Paragraph 15.f. Regional Franchisee shall further indemnify and hold RE/MAX JAPAN harmless against any and all claims, losses, or damages arising from or related to such breach or cancellation of the Agreement, or both.

16. Regional Franchisee’S OBLIGATIONS: The following obligations of Regional Franchisee (and Regional Franchisee’s Principals, where indicated) are in addition to such other obligations of Regional Franchisee (and Regional Franchisee’s Principals) expressed in this Agreement:

a. STANDARDS: Throughout the term of this Agreement, Regional Franchisee shall maintain (and cause its Franchisees to maintain) a high ethical standard in the conduct of business, and offices in a clean and orderly manner. Regional Franchisee further agrees to provide efficient, courteous and high-quality services to its Franchisees and to the public, all of the same high quality and distinguishing characteristics as provided at other Offices worldwide, such that the business operated under this Agreement will help to create, enhance and maintain international goodwill among the public for the Proprietary Concept and the Marks.

b. REAL ESTATE ASSOCIATIONS: Regional Franchisee shall join and remain a member in good standing of and comply with any applicable code of ethics and by-laws of the recognized local and national real estate boards or associations, if any, subject to RE/MAX JAPAN’s prior written approval.

c. COMPLIANCE WITH LAWS AND NORMS: Regional Franchisee and Regional Franchisee’s Principals shall comply with all Domestic Laws relating to the conduct of the business contemplated by this Agreement, and not engage in any activity or practice which results in or may be anticipated to result in litigation or public criticism of RE/MAX, LLC or RE/MAX JAPAN, or RE/MAX System, or the RE/MAX Network, or disparagement of their respective business reputations. The foregoing includes all laws relating to franchising, money laundering, financial transfers with restricted Individuals, and corrupt practices. Without limiting the generality of the foregoing, Regional Franchisee agrees that it will comply with all Domestic Laws relating to the offer and sale of Franchises in the Territory. Regional Franchisee shall, at its own cost (including legal fees), prepare any disclosure materials to be provided to any Franchisee, and obtain and maintain any registrations with applicable Governmental Authorities, as required under Domestic Laws. In addition, Regional Franchisee shall obtain RE/MAX JAPAN’s prior approval of any of the above-described disclosure and registration materials before providing such materials to a prospective Franchisee.

d. COMPLIANCE WITH PROPRIETARY CONCEPT AND USE OF MARKS: Throughout the term of this Agreement, Regional Franchisee shall strictly observe the most current rules of operation established by RE/MAX, LLC and RE/MAX JAPAN for use and implementation of the Proprietary Concept and the Marks, including standards and guidelines as may be issued by RE/MAX, LLC and RE/MAX JAPAN from time to time. It is understood and agreed that such standards and guidelines are an integral part of the Proprietary Concept and that the agreement of Regional Franchisee to adhere to such standards and guidelines is a material consideration for execution of this Agreement by RE/MAX JAPAN.

e. PROMOTION AND SUPPORT OF RE/MAX system: Throughout the term of this Agreement, Regional Franchisee shall use its best efforts to encourage the use by the general public of the franchised Offices located within the Territory, and shall not promote the use of any other Real Estate Brokerage Office or similar company. Regional Franchisee shall support and endorse (and, if required by RE/MAX JAPAN sell, provide or implement, as the case may be) all existing and future businesses, products and services that are consistent with or supportive of the Proprietary Concept and the interests contemplated under this Agreement. Regional Franchisee must establish one or more regional advertising funds and require that each Franchised Office within the Territory make a monthly contribution into such funds in an amount of not less than Ten Thousand Japanese Yen (¥10,000) per month, which amount may be subject to periodic increases, subject to the reasonable discretion of RE/MAX JAPAN. These advertising funds must be used exclusively for purposes related to the creation and placement of national and regional advertising materials, programs and public relations activities that promote and create awareness for the RE/MAX brand within the Territory.

f. BOOKS AND RECORDS; INSPECTION RIGHTS: Regional Franchisee shall maintain during the term of this Agreement, and for not less than five (5) years following the termination, expiration, or non-renewal of this Agreement, full, complete, and accurate books, records, and accounts in accordance with generally accepted accounting principles and in the form and manner prescribed by RE/MAX JAPAN from time to time. Throughout the term of this Agreement, Regional Franchisee shall permit inspection at reasonable times by agents or representatives of RE/MAX JAPAN of all books and records (including computerized and electronic records), procedures and services and all other information, financial and non-financial, pertaining to the business contemplated under this Agreement. Regional Franchisee shall permit RE/MAX JAPAN on such occasions and at such times as RE/MAX JAPAN deems necessary, to visit and inspect Regional Franchisee’s office to determine compliance with this Agreement. If RE/MAX JAPAN reasonably believes at any time while this Agreement is in force that it requires additional information about Regional Franchisee, any of Regional Franchisee’s Principals, or the conduct of Regional Franchisee’s business, Regional Franchisee will comply with any information request within thirty (30) days of receipt.

g. FINANCIAL STATEMENTS: Throughout the term of this Agreement, within one hundred twenty (120) days after the close of Regional Franchisee’s fiscal year, Regional Franchisee shall file with RE/MAX JAPAN audited financial statements showing Regional Franchisee’s balance sheet and the results of operations for the year, including gross sales and revenues for said year. Further, Regional Franchisee shall file with RE/MAX JAPAN any other reports RE/MAX JAPAN from time to time may reasonably request and in the form prescribed by RE/MAX JAPAN. All financial statements submitted to RE/MAX JAPAN hereunder shall be true, correct and complete and otherwise prepared in accordance with the International Financial Reporting Accounting Standards established from time to time by the International Accounting Standards Board or any successor entity.

Regional Franchisee shall also submit to RE/MAX JAPAN such other forms, reports, records, information, and data as and when RE/MAX JAPAN may reasonably designate, in the form and format, and at the times and places reasonably required by RE/MAX JAPAN, upon request and as specified from time to time in writing, including via computer diskette, or otherwise in electronic format, and/or restated in accordance with RE/MAX JAPAN’s financial reporting periods, consistent with RE/MAX JAPAN’s then current financial reporting periods and accounting practices and standards.

h. INDEMNIFICATION: Regional Franchisee shall indemnify and hold the RE/MAX Parties who were or may have been negligent, harmless against any and all Damages (as such term is defined below) arising directly or indirectly from any Asserted Claim (as such term is defined below) as well as from any breach of this Agreement by Regional Franchisee. Regional Franchisee’s indemnity obligations shall survive any expiration or termination of this Agreement.

As used in this Paragraph 16.h, the following terms have the following meanings:

(i) “Asserted Claim” means any allegation, claim or complaint that is the result of, or in connection with, Regional Franchisee’s conduct of its business, the exercise of its rights and carrying out of its obligations under this Agreement (including any claims attributable to the conduct of a Franchisee or Sales Associate or any of their employees, or any claims brought by a prospective or actual Franchisee and/or a government agency concerning Regional Franchisee’s solicitation and other dealings with prospective and actual Franchisees), notwithstanding any claim that any RE/MAX Party was or may have been negligent.

(ii) “RE/MAX Parties” means a collective reference to RE/MAX JAPAN, RE/MAX, LLC, and RE/MAX JAPAN and RE/MAX LLC’s shareholders, and Affiliates, and their respective officers, directors, employees, agents, successors and assigns.

(iii) “Damages” means all claims, demands, causes of action, suits, damages, liabilities, fines, penalties, assessments, judgments, losses, and expenses (including expenses, costs and lawyers’ fees incurred for any indemnified party’s primary defense or for enforcement of its indemnification rights).

Neither RE/MAX JAPAN nor RE/MAX, LLC shall, by virtue of any approvals, advice, or　 services provided to Regional Franchisee or to any Franchisee, assume responsibility or liability to Regional Franchisee, Franchisees, Sales Associates, or any third parties to which it would not otherwise be subject.

i. TIMELY PAYMENTS: Throughout the term of this Agreement, Regional Franchisee shall promptly pay:

(i) Within thirty (30) days of its receipt of the applicable invoice or notice, all sums due RE/MAX JAPAN for supplies ordered from RE/MAX JAPAN and any fees due hereunder, together with interest and any applicable late charges on any amount not paid when due as prescribed herein.

(ii) When due, all taxes, fees and charges imposed by any governmental agency or authority as a result of Regional Franchisee’s business operations and sales of Franchises, as contemplated herein.

(iii) When due, all judgments, awards, attorneys'/solicitors’ fees, court costs and arbitration costs associated with any claims or demands arising out of any Franchises sold or proposed to be sold by Regional Franchisee, including any legal fees and costs required to be expended by RE/MAX JAPAN in the defense of any such claims or demands, except as otherwise provided in this Agreement.

j. PROMOTION OF MARKS: Throughout the term of this Agreement, Regional Franchisee and Regional Franchisee’s Principals shall protect, maintain, promote and advance the Marks and any other trade name, marks, slogans and logos hereafter licensed to Regional Franchisee under this Agreement or any other agreement between Regional Franchisee and RE/MAX JAPAN. Regional Franchisee and Regional Franchisee’s Principals shall also take all steps RE/MAX, LLC and RE/MAX JAPAN deem necessary to prevent any imitation and/or infringement of the Marks within the Territory.

k. FRANCHISE SALES and services representatives: Regional Franchisee shall employ such number of full-time franchise sales representatives (“Franchise Sales Representatives”) and such number of full-time franchise service representatives (“Franchise Services Representatives”) as RE/MAX JAPAN may reasonably require from time to time to effectively market and support Franchisees. All contracts between Regional Franchisee and each of Regional Franchisee’s Franchise Sales Representatives and Franchise Services Representatives shall be in a form approved by RE/MAX JAPAN and shall contain, among other provisions, all substantive provisions of the Confidentiality Agreement attached as Exhibit B hereto.

l. FRANCHISE SALES PLAN: Within ninety (90) days of the Effective Date of this Agreement, Regional Franchisee shall design and present to RE/MAX JAPAN for its approval a plan for maintaining the minimum number of Franchised Offices and Sales Associates pursuant to the Development Schedule attached hereto as Exhibit A.

m. ONGOING TRAINING: At the request of RE/MAX JAPAN, and at Regional Franchisee’s sole expense, certain Regional Franchisee’s Principals designated by RE/MAX JAPAN shall travel to RE/MAX jAPAN’s Principal Office or such other location RE/MAX JAPAN may designate, for updated training and progress evaluation; provided, however, such required travel and training sessions shall not occur more than once during any consecutive twenty-four (24) month period.

n. REGIONAL OFFICE: Within one hundred eighty (180) days of the Effective Date of this Agreement, Regional Franchisee shall have opened an office acceptable to RE/MAX JAPAN to serve the Region (the “Regional Office”). The Regional Office shall be located within the Region. The Regional Office shall be of such size and configuration, and shall contain such furniture and equipment as is customary for offices in the industry and as necessary to conduct the business contemplated by this Agreement. Throughout the term of this Agreement, the Regional Office shall remain open and operate in a manner reasonably acceptable to RE/MAX JAPAN and shall not be closed under any circumstances for any consecutive seventy-two (72) hours.

o. COMMUNICATIONS WITH FRANCHISEES: Throughout the term of this Agreement, Regional Franchisee shall directly, or through its agent, contact each Franchisee operating within the Region at least once per month throughout the term of the related Franchise Agreements. Regional Franchisee shall utilize such communication sessions to ascertain and discuss all appropriate information with such Franchisees regarding their most recent activity. Following each monthly communication, Regional Franchisee shall promptly update the appropriate Franchisee records accordingly.

p. MANAGEMENT OF Regional OFFICE: Throughout the term of this Agreement, Regional Franchisee shall cause the general manager or one of Regional Franchisee’s Principals approved by RE/MAX JAPAN to manage the Regional Office and reside on a full-time basis within the Territory.

q. COLLECTIVE ACTION: Throughout the term of this Agreement, Regional Franchisee shall not join, participate in, combine or conspire with or through any council of Franchisees, or any franchisee association or other type of group, and not give encouragement, support or guidance to any such group or any individual member of such group, and not become a party to any class action suit or become involved in any other type of activity that has the effect of (or has as its purpose, in whole or in part, express or implied):

(i) The withholding of any fees, dues or other sums due and owing to RE/MAX JAPAN under the terms of (A) this Agreement and other RE/MAX regional franchise agreement in Japan; or (B) any Franchise Agreements and other similar agreements that RE/MAX JAPAN may have in this Territory or any other region in Japan; or

(ii) The engaging in any form of activity of any kind or nature that would tend to have a detrimental or adverse impact on the RE/MAX Parties, the RE/MAX System, the RE/MAX Network, the Proprietary Concept, and/or public respect for and trust in the Marks.

r. SUPPLIES: Throughout the term of this Agreement, Regional Franchisee shall use only those supplies and materials bearing any of the Marks that meet the RE/MAX JAPAN’s minimum standards and specifications. Moreover, Regional Franchisee shall ensure that all supplies and materials used by Regional Franchisee, Franchisees and Sales Associates, all advertising, promotional, marketing, recruiting and training materials (together with all stationery and signage), comply with all specifications required by RE/MAX, JAPAN. RE/MAX JAPAN reserves the right to change the specifications periodically as it deems necessary or appropriate. Regional Franchisee shall be responsible for all costs and expenses incurred in connection with the preparation of any such supplies and materials, and agrees to bear all costs and expenses for adapting such materials for use in the Territory. All changes to existing materials, as well as newly developed materials, require the prior written approval of RE/MAX japan which approval will not be unreasonably withheld. All such developments or changes to such materials shall be the sole and exclusive property of RE/MAX, llc and shall inure to the benefit of RE/MAX, LLC.

s. REGIONAL Franchisee EVENTS: At least once during each year under this Agreement, Regional Franchisee shall provide RE/MAX JAPAN with a written calendar of events listing the date, time and place of all meetings, programs and events scheduled by Regional Franchisee for its Franchisees. No such meeting, program or event, however, shall conflict with any meeting, program or event organized by RE/MAX JAPAN. In the event of any such date conflict, the date of the meeting, program or event organized by RE/MAX JAPAN shall supersede and Regional Franchisee shall take all steps necessary to re-schedule its planned meeting, program or event.

t. SYSTEMS, PROGRAMS AND PROCEDURES: Throughout the term of this Agreement, Regional Franchisee shall develop and implement (at its own cost) all systems, programs and procedures (computerized and non-computerized) required by RE/MAX JAPAN for use by Regional Franchisee and its Franchisees; provided, however, such systems, programs and procedures must be technically feasible and at a commercially reasonable cost, in each case as determined by RE/MAX jAPAN. It is presently anticipated that such systems, programs or procedures may include communication systems, accounting programs, data management systems, multiple listing or property exchange services, and other systems, programs or procedures designed to facilitate the flow of information relating in any way to the Proprietary Concept or the business contemplated by this Agreement or the Franchise Agreements. Regional Franchisee shall require and ensure that its Franchisees implement all such systems, programs and procedures. In particular, at the present time, Regional Franchisee must implement and use, and require its Franchisees to implement and use a real estate management software system that has capabilities compatible with RE/MAX, JAPAN’s communications and data reporting requirements. The software includes information and data on contact management, consumer property listings, marketing tools, contact management, associate receivables, listings and lead management, sales, contract management, and miscellaneous income and referrals. The cost of implementing any of such systems, programs or procedures shall be borne exclusively by Regional Franchisee and its Franchisees, as applicable. RE/MAX JAPAN will provide Regional Franchisee with the instructions and other information that RE/MAX JAPAN deems necessary to train users of any such system, program or procedure. Regional Franchisee shall be responsible for training the Franchisees operating within the Territory to use any system, program or procedure that RE/MAX JAPAN requires such Franchisees to implement. RE/MAX JAPAN directly or indirectly will assist and cooperate with Regional Franchisee, to the extent reasonably practical, in its efforts to train users of such system, program or procedure.

u. INDEPENDENCE: Throughout the term of this Agreement, Regional Franchisee shall disclose to the general public at its Regional Office and in its advertising materials (and shall require and ensure that its Franchisees disclose to the general public at their respective Franchised Offices and in their respective advertising materials) that RE/MAX is an international network of independently owned and operated franchised real estate offices. Regional Franchisee shall, and shall ensure that its Franchisees and their Sales Associates, communicate (or otherwise make clear so as to avoid any possibility of confusion) to all third parties with whom business is conducted that Regional Franchisee and each Franchisee and Sales Associate, as the case may be, is conducting business for its own risk and benefit and that the RE/MAX Parties are not a party to, nor involved in, any agreements reached or concluded with any third party and that RE/MAX, LLC does not assume any liability as a result of any business dealings between Regional Franchisee and Franchisees or Sales Associates, as the case may be, and any third-party.

v. ENFORCE FRANCHISE AGREEMENTs: Throughout the term of this Agreement, Regional Franchisee shall enforce all material provisions of each Franchise Agreement to which it is a party.

w. MEETINGS AND CONVENTIONS: Throughout the term of the Agreement, the Regional Franchisee’s Principal who serves as managing director of Regional Franchisee shall attend the annual RE/MAX Convention, the annual RE/MAX Broker/Owner Conference, all regional director meetings, as well as all other meetings and programs as required from time to time by RE/MAX JAPAN or RE/MAX, LLC. All costs and expenses of attending these conventions, meetings, and programs including transportation, lodging and meals, shall be the sole obligation of Regional Franchisee.

17. RELATIONSHIP OF PARTIES: Regional Franchisee is and shall be deemed an independent contractor and nothing contained in this Agreement shall be construed to create between Regional Franchisee and RE/MAX JAPAN, a partnership, joint venture, or any relationship other than that of franchisor/subfranchisor. Neither RE/MAX JAPAN nor Regional Franchisee shall act as agent for the other or as guarantor or surety for the obligations of the other. Neither party shall be obligated for the debts or expenses of the other except to the extent provided for herein. Regional Franchisee does not have the authority to bind or obligate RE/MAX JAPAN in any way by any promise or representation except as specifically authorized by RE/MAX JAPAN in writing. Regional Franchisee hereby acknowledges that RE/MAX, LLC owns, possesses and has developed the Proprietary Concept as herein defined, and that the same has been disclosed to Regional Franchisee as partial consideration for this Agreement by RE/MAX JAPAN, under RE/MAX JAPAN’s rights under the MFA. Regional Franchisee acknowledges that at all times and in all ways, unless otherwise provided for herein, the operation of Regional Franchisee’s business in the Territory shall be the sole responsibility of Regional Franchisee. Regional Franchisee further represents that it has not been promised any profit, remuneration or other incentive whatsoever by RE/MAX JAPAN and that any such profit, remuneration, incentive or benefit which may be derived by Regional Franchisee shall be considered derived solely through its own efforts and not through the efforts of RE/MAX JAPAN, RE/MAX, LLC, the RE/MAX Parties, or the RE/MAX Network.

18. CANCELLATION OR TERMINATION OF THIS AGREEMENT:

a. UNILATERAL RIGHT OF TERMINATION: Within five (5) days from the Effective Date, Regional Franchisee may notify RE/MAX JAPAN in writing to terminate this Agreement without any cause. If Regional Franchisee gives written notification to terminate within five days, then this Agreement shall terminate and both parties will be responsible for their own costs and expenses of whatever nature associated with this Agreement.

b. PAYMENT AND POST-TERMINATION OBLIGATIONS NOT RELEASED: This Agreement may not be terminated except as herein provided and such termination shall not relieve Regional Franchisee of any unfulfilled monetary or post-termination obligations created hereunder.

c. CONDITIONS WARRANTING TERMINATION: Regional Franchisee will be deemed to be in material default of an essential condition of this Agreement in the event of the occurrence of any of the specific defaults listed in Subsections 18.d., 18.e., and 18.f. below. Regional Franchisee acknowledges and agrees that the occurrence of any such material default will constitute just and good cause for the termination of Regional Franchisee’s rights under this Agreement, or any other agreement between Regional Franchisee or its Principals and RE/MAX JAPAN, and that RE/MAX, JAPAN’s right to terminate this Agreement based on any such material default is reasonable.

d. IMMEDIATE TERMINATION: Regional Franchisee will be in material default of an essential condition of this Agreement and RE/MAX JAPAN has the right to terminate this Agreement effective upon delivery of notice of termination to Regional Franchisee and without providing an opportunity to cure, if:

(i) A voluntary or involuntary declaration of bankruptcy is filed by or against Regional Franchisee or any of its Principals, unless such petition is set aside, withdrawn or ceases to be in effect within 20 days of the date of any such filing.

(ii) Regional Franchisee or its Principals are declared or judicially determined to be insolvent, or all or a substantial part of Regional Franchisee’s or its Principals’ assets are assigned to or for the benefit of any creditor, or Regional Franchisee admits its inability to pay its debts as they become due, or a liquidator, trustee in bankruptcy, custodian, receiver, sheriff, or any other officer with similar powers is appointed temporarily or permanently, either privately or by a court of competent authority for or over Regional Franchisee or one of its Principals;

(iii) Regional Franchisee or any of Regional Franchisee’s Principals are convicted of any crime that is likely to adversely affect or reflect upon the Marks or the Proprietary Concept, commits any act or event which would be grounds for the revocation or suspension of a real estate license within the Territory or Region, or commits any act or event that would breach Paragraph 15.f or would make transactions between RE/MAX JAPAN and Regional Franchisee or any of Regional Franchisee’s Principals violate any law of the Territory or the United States;

(iv) Regional Franchisee fails on three (3) or more occasions within any twelve (12) month period to comply with the provisions of this Agreement or any policy directives, standards and guidelines duly promulgated by RE/MAX JAPAN, irrespective of whether such failure is corrected after notice;

(v) Regional Franchisee or any of Regional Franchisee’s Principals conduct any activity that RE/MAX JAPAN concludes is unprofessional, dishonest, unethical, illegal or which involve moral turpitude or which otherwise reflects adversely upon or is disruptive to the reputation, public image or goodwill of RE/MAX, LLC, RE/MAX JAPAN, the Franchisees, Sales Associates, or the Proprietary Concept; or

(vi) Regional Franchisee or any of its Principals make any misrepresentation to RE/MAX JAPAN, or omits any material information, including, but not limited to information bearing on Regional Franchisee’s or its Principals’ integrity or other qualities of character, or inaccuracies in the financial information provided by Regional Franchisee or its Principals in Regional Franchisee’s application for the rights granted by this Agreement.

(vii) Regional Franchisee fails to satisfy the Development Schedule requirements for the applicable Agreement Year by the end of such year.

e. 15 DAYS’ NOTICE: RE/MAX JAPAN has the right to terminate this Agreement effective fifteen (15) days after providing written notice to Regional Franchisee if:

(i) A judgment is entered against Regional Franchisee and remains unsatisfied or unbonded for a period of thirty (30) days; or

(ii) Regional Franchisee fails to pay any obligation or indebtedness to RE/MAX JAPAN, including any fees required to be paid in accordance with the provisions of Paragraphs 5, 6, 7, and 8 hereof and/or any default on any promissory note executed by Regional Franchisee in accordance with the provisions of this Agreement;

This notice will advise Regional Franchisee and Regional Franchisee hereby understands and agrees that if the default is not cured within fifteen (15) days, this Agreement automatically terminates at the end of such fifteen days without further notice from RE/MAX JAPAN.

f. 30 DAYS’ NOTICE: RE/MAX JAPAN has the right to terminate this Agreement effective 30 days after providing written notice to Regional Franchisee if:

(i) Regional Franchisee fails to comply with any requirement, obligation, term or condition of this Agreement not otherwise specified in this Paragraph 18;

(ii) Regional Franchisee fails to maintain at all times for the duration of this Agreement the minimum quotas as indicated on the Development Schedule attached as Exhibit A;

(iii) Regional Franchisee or its Principals assign or transfer or attempt a conveyance in violation of Paragraph 10 of this Agreement;

(iv) Regional Franchisee fails to open the Regional Office within one hundred and eighty (180) days of the Effective Date of this Agreement, or Regional Franchisee’s representatives fail to attend and satisfactorily complete the RE/MAX, LLC’s and RE/MAX JAPAN’s Management Training Course within sixty (60) days of the Effective Date of this Agreement;

(v) Regional Franchisee fails to enforce standards and guidelines duly promulgated by RE/MAX JAPAN or fails to promote, protect or defend the proper use and meaning of the Marks;

(vi) Regional Franchisee voluntarily abandons the business contemplated by this Agreement for any period of five (5) or more consecutive days during the term of this Agreement;

(vii) Regional Franchisee’s Principals fail to comply with any provision of this Agreement binding upon him, her or it, including the provisions set forth in Paragraphs 10 and 13;

(viii) Regional Franchisee fails to timely submit to RE/MAX JAPAN the tax receipts provided for in Paragraph 7.c hereof; or

(ix) Regional Franchisee fails to comply with any other standard, procedure, policy, or guideline prescribed by RE/MAX JAPAN.

This notice will advise Regional Franchisee, and Regional Franchisee hereby understands and agrees that if the default is not cured within 30 days, this Agreement automatically terminates at the end of such 30 days without further notice from RE/MAX JAPAN.

g. NOTICE OF TERMINATION AND OPPORTUNITY TO CURE: Any notice required under this Paragraph 18 shall be sent to Regional Franchisee at its address as herein specified or to such other address as Regional Franchisee may supply in writing to RE/MAX JAPAN from time to time. In the case of any notice that provides Regional Franchisee with an opportunity to cure, the notice required hereby shall demand immediate cure of the condition or conditions of termination, and shall advise Regional Franchisee that in the event the condition or conditions of termination specified in the notice are not cured within the specified notice period, all rights of Regional Franchisee under this Agreement shall be canceled and terminated without further notice. Any such termination or cancellation shall be without prejudice to the rights of RE/MAX JAPAN to seek to enforce payment by Regional Franchisee of any amounts due and payable hereunder or to seek to enforce performance by Regional Franchisee and Regional Franchisee’s Principals of any other obligations provided for hereunder. Further, except as otherwise provided for under Paragraph 18.h below, RE/MAX JAPAN shall not be obligated, following any such termination or cancellation, to refund any amount previously paid by Regional Franchisee under the terms of this Agreement.

h. INTERIM REMEDY: Regional Franchisee acknowledges and agrees that if RE/MAX JAPAN is entitled to terminate this Agreement under Paragraph 18, RE/MAX JAPAN may, in its sole discretion, postpone such termination and impose any one or more of the following remedies (each an “Interim Remedy”), which shall have no prejudice to the rights of RE/MAX JAPAN under this Agreement, including terminating this Agreement:

(i) Modify the geographic boundaries of the Region;

(ii) Modify the limited exclusivity granted to Regional Franchisee under Paragraph 2; and/or

(iii) Suspend Regional Franchisee’s right to enter into any additional Franchise Agreement.

i. EFFECTS ON FRANCHISES: Upon any termination or expiration of the Term, RE/MAX JAPAN shall have the right upon notice to Regional Franchisee to have any and all right, title and interest of Regional Franchisee in Franchise Agreements revert to RE/MAX JAPAN or its designee. Upon such notice, (a) Regional Franchisee shall not directly or indirectly sell, assign, transfer or otherwise dispose of its interest as subfranchisor or grantor under any Franchise Agreement, authorize any substitution of the Marks licensed under the Franchise Agreements nor destroy or dispose of in any manner whatsoever (including the deletion of any information contained in any electronic medium) any agreements, documents, books or records relating to any Franchisee or Franchise Agreement; (b) all of the right, title and interest of Regional Franchisee as subfranchisor or grantor in all Franchise Agreements shall without further notice automatically revert to RE/MAX JAPAN (or its designee), Regional Franchisee acknowledging and agreeing that RE/MAX JAPAN shall have no obligation to pay any separate consideration for such reversion; (c) all Franchisees, including Affiliates of Regional Franchisee, shall have the right to continue to operate under their respective Franchise Agreements that are in effect at that time in accordance with the terms thereof, provided such Franchisees shall make all payments required under the Franchise Agreements to RE/MAX JAPAN or its designee; (d) Regional Franchisee shall not act in the capacity, in any manner whatsoever, of subfranchisor or grantor under any Franchise Agreements; (e) RE/MAX JAPAN or its designee shall have the unrestricted right to act as subfranchisor or grantor in all capacities under all Franchise Agreements and Regional Franchisee shall not, directly or indirectly, in any manner whatsoever interfere therewith; (f) Regional Franchisee shall pay to RE/MAX JAPAN in Japanese Yen an amount equal to all initial fees paid by Franchisees which are not yet earned; (g) Regional Franchisee shall promptly provide RE/MAX JAPAN a complete and accurate accounting of all advertising funds and promptly pay to RE/MAX JAPAN in Local Currency an amount equal to the balance of such funds, which RE/MAX JAPAN agrees to use in accordance with the Franchise Agreements; (h) Regional Franchisee shall execute such documents and do such things as RE/MAX JAPAN may request in connection with any of the foregoing matters; (i) Regional Franchisee appoints RE/MAX JAPAN and any officer of RE/MAX JAPAN as Regional Franchisee’s attorney in fact to execute such documents and send such notices in connection with any of the foregoing as RE/MAX JAPAN deems appropriate, and all Franchisees and other third parties may rely upon such documents and notices; (j) RE/MAX JAPAN shall indemnify, defend and hold Regional Franchisee, its Affiliates and their respective shareholders, directors, officers, employees, agents and assignees harmless against and shall reimburse them for all damages directly or indirectly arising from any claim for acts or omissions of RE/MAX JAPAN under Franchise Agreements arising or accruing after RE/MAX JAPAN’s exercise of its right to act as subfranchisor or grantor under the Franchise Agreements; provided, however, RE/MAX JAPAN shall have the right, upon notice to Regional Franchisee, to offset against any amounts due to Regional Franchisee hereunder any amounts that are then due and owing from Regional Franchisee to RE/MAX JAPAN; and (k) Regional Franchisee shall indemnify, defend and hold RE/MAX JAPAN, its Affiliates and their respective shareholders, directors, officers, employees, agents and assignees harmless against and shall reimburse them for all damages directly or indirectly arising from any claim under Franchise Agreements arising or accruing before RE/MAX JAPAN’s exercise of its right to act as subfranchisor or grantor under the Franchise Agreements; provided, however, Regional Franchisee shall have the right, upon notice to RE/MAX JAPAN, to offset against any amounts due to RE/MAX JAPAN hereunder any amounts that are then due and owing from RE/MAX JAPAN to Regional Franchisee.

RE/MAX JAPAN shall be entitled to any and all documents and data relating to the RE/MAX System and Franchisees and the development, marketing and operation of the RE/MAX System in the Region. Regional Franchisee agrees to preserve and make available for RE/MAX JAPAN’s national office, all such documents and data and to fully cooperate with RE/MAX JAPAN in transferring such documents and data to RE/MAX JAPAN and thereafter deleting or destroying all copies remaining in the possession of Regional Franchisee.

j. DUTIES OF REGIONAL FRANCHISEE: In the event this Agreement is canceled or terminated or the term of the Agreement expires without renewal, Regional Franchisee shall:

(i) Immediately return to RE/MAX JAPAN, at its principal office, all trade secrets, know-how and information comprising the Proprietary Concept and other materials including stationery, letterhead and the like which bear any of the Marks, and including any operating procedures manuals, standards and guidelines and other documents or items concerning or referring to the Proprietary Concept in Regional Franchisee’s possession, custody or control. Regional Franchisee hereby agrees that following such cancellation or expiration, if RE/MAX JAPAN so elects, RE/MAX JAPAN or its agent may enter upon the premises of Regional Franchisee’s Regional Office, without liability for trespass or other torts, to remove or cause to be removed any leased or owned materials including all signs, instructions, operating procedures manuals, blank paperwork or other supplies bearing any Mark or other trade name, slogan, logo, or similar mark to those used by the RE/MAX, LLC and the RE/MAX Network in any form whatsoever.

(ii) Immediately discontinue the use of any and all of the Marks and any other of RE/MAX, LLC ’s marks, slogans, logos and trade names including without limitation (a) a word or group of words containing the word “RE/MAX” or any transliteration thereof; (b) the red-over-white-over-blue trade dress or any other trade dress that is deemed by RE/MAX, LLC to be confusingly similar to the RE/MAX trade dress; (c) the terms “RE/MAX,” “REMAX” or “MAX” or any other term that begins with the prefix “RE” or ends in the suffix “MAX” or any other term that is deemed by RE/MAX, LLC to be confusingly similar to the RE/MAX name and Marks; (d) any “for sale” sign, trade dress or identity scheme comprised of lateral elements in red and blue separated by a white element and from the use of a design comprised of a three horizontal bar design; or (e) a hot air balloon or hot air balloon symbol. This shall include change of corporate name to delete the word “RE/MAX” and the immediate cessation of the use of any and all advertising materials, signs, promotional aids, stationery or the like which bear any such mark, slogan, logo, trade name or the like.

(iii) Immediately take all action that may be required to ensure that any Domain Name that Regional Franchisee has registered that includes the mark “remax,” or any of the other Marks, is deactivated and deleted from the Domain Name registrar’s records, or at RE/MAX, LLC’s direction, assign such Domain Name(s) to either RE/MAX, LLC, RE/MAX JAPAN or its designee or take such other actions regarding such Domain Name(s) as RE/MAX, LLC may direct; remove all Marks that Regional Franchisee may use as meta-tags from Regional Franchisee’s web sites; take any and all action required to remove any Internet hyperlinks that exist that include any of the Marks, and take any and all other action as RE/MAX JAPAN or RE/MAX, LLC may direct in regard to cessation of the use of any of the Marks on the Internet.

(iv) 　 Cease from representing to anyone, in public or private, that Regional Franchisee is a member of or in any way affiliated with the RE/MAX Network.

(v) Within fifteen (15) days of the date of termination, change the color of any and all signs or other identifying material used in connection with Regional Franchisee’s continuing business, if any, in order to indicate that the location no longer has any relation whatever to the RE/MAX Network, such that the general public will no longer associate such business operations or Regional Franchisee with RE/MAX JAPAN, RE/MAX, LLC, the RE/MAX System or the RE/MAX Network.

(vi) Adopt a corporate name (by filing all appropriate amendments to articles of association), mark, slogan, logo or trade name which does not include any Mark or other similar mark, slogan, logo and/or trade name, and which is so dissimilar that there is no likelihood of confusion by the general public as to the source or origin of the goods or services being performed, sold or offered or the quality controls under which same are provided.

(vii) Make a full accounting to RE/MAX JAPAN, within thirty (30) days of the effective date of termination, of all monies due RE/MAX JAPAN under any requirements contained under this Agreement, and make payment in full thereof with such accounting.

(viii) Comply with any reasonable requests of RE/MAX JAPAN to indicate to the general public the disassociation of the parties.

(ix) Immediately take any and all action necessary, including filing of certificates, affidavits and other documents as required with the appropriate authority, to remove the Marks and other similar trade names, marks, slogans, logos or other indicia of origin from any and all offices, corporate names, trade names, licenses or the like and to aid and assist in the cancellation of Regional Franchisee as an authorized user of the Marks.

(x) Provide RE/MAX JAPAN with whatever assistance or information it may need concerning any Franchisee or any other matter in which Regional Franchisee had been involved and generally cooperate with RE/MAX JAPAN in order to ensure a smooth transition.

k. DAMAGES: Notwithstanding anything contained herein and in addition to any other remedies provided for herein, Regional Franchisee and Regional Franchisee’s Principals jointly and severally agree that the damages at the rate of 14.6% per annum shall be paid to RE/MAX JAPAN for each day following the date of required timely performance under Paragraph 18.j hereof during which Regional Franchisee fails to timely perform its obligations after the passage of a twenty (20) day period following the termination or expiration of this Agreement.

l. NON-COMPETITION AND NON-SOLICITATION: Upon any termination of this Agreement or upon expiration of the Term, if RE/MAX JAPAN exercises its rights under Paragraph 18.d, 18.e, or 18.f, above, neither Regional Franchisee nor any of its Principals shall for a period of two (2) years, commencing on the effective date of such termination or expiration: (a) have any direct or indirect interest (through an Affiliate, a member of the Immediate Family (defined below) of a Principal or otherwise) as a disclosed or beneficial owner in any Competitive Business located or operating anywhere in the Region or in any Person located anywhere in the Region which grants franchises, licenses or other interests to others for the operation of any Competitive Business; (b) perform services or give advice as a director, officer, manager, employee, consultant, representative, agent, or otherwise for any Competitive Business located or operating anywhere in the Region or for any Person located anywhere in the Region which grants franchises, licenses or other interests to others for the operation of any Competitive Business; (c) directly or indirectly induce, or seek to induce, any Franchisee to modify, rescind, terminate or breach its Franchise Document; or (d) directly or indirectly employ, or seek to employ, any person who is employed by any Franchisee, nor induce nor attempt to induce any such person to leave his or her employment, without prior written consent of RE/MAX JAPAN and such person's employer. If Regional Franchisee or any of its Principals fails to abide by any of the foregoing covenants, and RE/MAX JAPAN obtains enforcement thereof in a judicial proceeding, the breached covenant shall be for a period of time expiring two (2) years after the date Regional Franchisee or such other person commences compliance with the order enforcing the breached covenant. Regional Franchisee and its Principals expressly acknowledge that they possess skills and abilities of a general nature and have other opportunities for exploiting such skills, so that enforcement of the foregoing covenants will not deprive them of their ability to earn a living. “Immediate Family” shall mean the spouse, brothers, sisters and children, whether natural or adopted, of the referenced Individual.

m. IRREPARABLE INJURY: Regional Franchisee and Regional Franchisee’s Principals acknowledge that a violation of the terms of Paragraph 18.l would result in irreparable injury to RE/MAX JAPAN and RE/MAX, LLC for which no adequate remedy at law may be available, and Regional Franchisee and Regional Franchisee’s Principals accordingly consent to the issuance of an injunction or similar form of remedy prohibiting any conduct by Regional Franchisee or Regional Franchisee’s Principals in violation of the terms of Paragraph 18.l. Regional Franchisee and Regional Franchisee’s Principals agree to pay to RE/MAX, LLC and RE/MAX JAPAN all damages, costs and expenses, including reasonable attorneys’ fees, incurred by either entity in enforcing the provisions of Paragraph 18.l.

n. liquidated DAMAGES: For any breach of any of the covenants in Paragraph 18.l, which covenants are made in consideration of the rights granted under Paragraph 2 hereof and the transmission of the information comprising the Proprietary Concept, and due to the difficulty of establishing the precise amount of damages for breach of such covenants, in addition to the other remedies provided for herein, Regional Franchisee and all of its Principals jointly and severally agree to pay RE/MAX JAPAN, an amount equal to the greater of (i) One Hundred Million Japanese Yen (¥100,000,000) or (ii) Twenty Five Million Japanese Yen (¥25,000,000) for each Competitive Business. In the event a Competitive Business consists of multiple units, outlets or locations, each such unit, outlet or location shall constitute a separate Competitive Business. The parties agree that the foregoing amounts are a reasonable estimation of the damages that would be incurred by RE/MAX JAPAN for breach of such covenants. The parties further agree that RE/MAX JAPAN shall be entitled to pursue any other right or remedy provided or permitted by law or this Agreement.

o. POWER OF ATTORNEY: In connection with the obligations of Regional Franchisee set forth in Paragraphs 18.i and 18.j and as a condition to RE/MAX JAPAN’s execution of this Agreement, Regional Franchisee agrees to execute an irrevocable power of attorney contemporaneously herewith in such form as RE/MAX JAPAN shall provide, pursuant to which Regional Franchisee shall authorize RE/MAX JAPAN and such other persons as RE/MAX JAPAN shall designate to carry out such obligations. Such power of attorney shall continue in full effect notwithstanding the termination or expiration of this Agreement.

19. MISCELLANEOUS PROVISIONS:

a. LEGAL FEES: In the event of a default by either party hereunder, and if it should be necessary for the non-defaulting party to employ a solicitor/attorney to enforce the provisions hereof, the defaulting party agrees to pay such reasonable fees of the non-defaulting party together with all court costs and arbitration fees, except for those situations expressly referred to herein where other provisions govern responsibility for payment of solicitors’ or attorneys’ fees.

b. NOTICE: All written notices permitted or required to be delivered under this Agreement shall be deemed delivered at the time delivered by hand to the recipient party; one Business Day after transmission by facsimile or other reasonably reliable electronic communication system (e.g. email); and two (2) Business Days after being placed in the hands of a reputable international commercial courier service (such as FedEx) for guaranteed two-day delivery, and addressed to the party to be notified at its principal business address as set forth below or at such new address of which the notifying party has been notified in writing. All payments and reports required by this Agreement shall be sent to RE/MAX JAPAN at the address below (or such other address as RE/MAX JAPAN may designate from time-to-time), or to such other persons and places as RE/MAX JAPAN may direct from time-to-time. The following addresses of the parties shall be used for shipping and/or mailing unless notified otherwise in accordance with this Paragraph 19.b.

Mailing Addresses:

RE/MAX JAPAN: IKEZOE TRUST CO.

(Master Franchisor) Kioi-cho Kaneda Bldg. 5F

3-16 Kioi-cho, Chiyoda-ku, Tokyo

Japan 102-0094

Facsimile: 81-3-6261-5138

RE/MAX JAPAN: KIDDING CO.

(Sole Agent for IKEZOE TRUST) Yotsuya ISY Bldg. 4F

2-12-5 Yotsuya, Shinjuku-ku, Tokyo

Japan 160-0004

Facsimile: 81-3-5362-3163

Regional Franchisee: SCHOOL TV CO., LTD.

F&M Building 6F

1-23-38, Esaka-cho, Suita-shi,

Oosaka Prefecture

Japan 564-0063

Facsimile: 81-6-6339-4180

c. COUNTERPARTS: This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed a duplicate original, but all of which together shall constitute one and the same contract.

d. TIME OF THE ESSENCE: Time shall be of the essence in the performance of each and every term and condition herein delineated.

e. BINDING EFFECT; ENTIRE AGREEMENT: When executed by the parties hereto, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their heirs, successors and approved or permitted assigns and shall be enforceable at law or in equity by specific performance, injunction or otherwise. The Exhibits attached to this Agreement are deemed to be a part of this Agreement and are hereby incorporated by reference into this Agreement. The term “Agreement” when used herein shall specifically include at all times all of the Exhibits that are attached hereto. This Agreement constitutes the entire agreement between the parties hereto and no previously written agreement and no previous written or contemporaneous oral or otherwise indicated agreement shall be of any force or effect. This Agreement may not be modified, amended or altered without the prior written consent of RE/MAX JAPAN. Notwithstanding the preceding sentences contained in this Paragraph 19.f, Regional Franchisee agrees that RE/MAX JAPAN may, from time to time, issue new (or amend or modify existing) rules of operation, policy directives, standards and guidelines pertaining to the Proprietary Concept and that Regional Franchisee shall be bound by such new or revised rules of operation, policy directives, standards and guidelines that are applicable to Regional Franchisee and that comply with applicable law in the Region.

f. GOVERNING LAW: This Agreement shall be interpreted and construed under the substantive laws of Japan, without giving effect to the procedural laws or the conflict of laws principles thereof.

g. ARBITRATION: The parties agree that in the event of any dispute or controversy between them, including disputes regarding the interpretation of this Agreement, the performance or breach of any provision of this Agreement or any other matter arising as a result of this Agreement, the exercise of rights or the performance by either party of its obligations hereunder or as a result of the relationship between the parties created hereby, the parties hereto shall exert all possible effort to resolve, conciliate and settle such dispute between themselves and/or with such third party. In the event the parties are unable to come to a mutually agreeable settlement through conciliation, the parties hereto agree to submit such dispute or controversy by means of a written submission agreement to binding arbitration before a single arbitrator. Such arbitration shall be conducted in accordance with the commercial arbitration rules of the Japan Commercial Arbitration Association (“JCAA”). In the event the parties cannot mutually agree upon an arbitrator, an arbitrator shall be selected in accordance with the JCAA’s rules. The arbitration shall take place in Tokyo, Japan, unless the parties shall mutually agree upon an alternate location. Any award rendered by the arbitrator shall be binding on each party hereto and shall be subject to and enforceable as a judgment in any court of the state or nation of the parties having competent jurisdiction thereof. The cost of arbitration shall be shared equally by each party to the arbitration proceeding, provided, however, that each party shall be responsible for its own solicitor/attorney fees. A notice of or request or demand for arbitration will not operate to stay, postpone or rescind the effectiveness of any termination or cancellation of this Agreement. Notwithstanding the provisions of this Paragraph 19.ｇ, and the arbitration provided for herein, actions initiated or maintained by RE/MAX, LLC or RE/MAX JAPAN for injunctive or similar relief are not subject to arbitration and may be brought by RE/MAX, LLC or RE/MAX JAPAN in any court which has jurisdiction. In addition, any action initiated or maintained by RE/MAX, LLC or RE/MAX JAPAN for enforcement of any obligation of Regional Franchisee after the termination or expiration of this Agreement may be initiated or maintained in any court having jurisdiction, or through arbitration as set forth above, at the option of RE/MAX, LLC or RE/MAX JAPAN.

h. SEVERABILITY: In the event any court of competent jurisdiction or arbitrator called upon by either party to interpret or enforce this Agreement determines that any particular word, sentence, paragraph, subparagraph or provision of this Agreement is, as a consequence of law or public policy, invalid or unenforceable as written, such invalid or unenforceable portion shall be revised so as to carry forth as nearly as possible the general intent of such portion. If such portion of this Agreement cannot be saved, it shall be stricken from this Agreement and its deletion shall not affect the validity or enforceability of the other words, sentences, paragraphs, subparagraphs or provisions of the remainder of this Agreement, and this Agreement shall thereafter be interpreted in all respects as if such invalid or unenforceable portion had never existed.

i. ENFORCEMENT OF FRANCHISE AGREEMENTS: Regional Franchisee does hereby appoint RE/MAX JAPAN as its attorney-in-fact to take any and all actions that RE/MAX JAPAN deems necessary or appropriate to enforce the rights of Regional Franchisee and the obligations of any Franchisee under any Franchise Agreement that Regional Franchisee has entered into pursuant to this Agreement; provided, however, that RE/MAX JAPAN shall first give Regional Franchisee a reasonable opportunity to take such action. Regional Franchisee agrees to take any and all actions and to execute any and all documents as RE/MAX JAPAN shall reasonably request in order to facilitate the actions that RE/MAX JAPAN deems necessary or appropriate in connection with the enforcement of Regional Franchisee’s rights or Franchisee’s obligations under any Franchise Agreement. RE/MAX JAPAN agrees to consult with Regional Franchisee prior to taking any action of a material nature under this Paragraph.

j. WAIVER: No terms of this Agreement shall be deemed to have been waived by any act, inaction or knowledge of either party hereto, or by their agents, representatives or employees, except by an instrument in writing duly executed by such party. If at any time either party hereto shall waive its rights with respect to any breach of any of the provisions of this Agreement by the other party, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.

k. Presumption Against a Party: The terms and provisions of this Agreement shall not be construed against a party hereto merely because such party or its counsel is the drafter of this Agreement.

l. Headings: The table of contents, headings and captions contained herein are for the purposes of convenience and reference only and are not to be construed as a part of this Agreement. All references to any article, section or exhibits in this Agreement are to articles, sections or exhibits of this Agreement, unless otherwise noted.

m. Business Judgment: Whenever RE/MAX JAPAN has expressly reserved in this Agreement, or otherwise is deemed to have a right or the discretion to grant or withhold any consent or approval, or act or permit any action to be taken, then except as otherwise expressly provided in this Agreement, RE/MAX JAPAN shall have the right to make its decision or exercise its right or discretion on the basis of its judgment of what is in RE/MAX JAPAN’s best interests, at the time its decision is made or its right or discretion is exercised, without regard to whether (i) other reasonable alternatives decisions or actions could have been made by RE/MAX JAPAN, (ii) RE/MAX JAPAN’s decision or the action it takes promotes its financial or other individual interest, (iii) RE/MAX JAPAN’s decision or the action it takes applies differently to Regional Franchisee and one or more other regional franchisees, or (iv) RE/MAX JAPAN’s decision or the exercise of its right or discretion is adverse to Regional Franchisee’s interests. RE/MAX JAPAN’s exercise of its business judgment or sole and absolute discretion will not be subject to limitation or review, and except as otherwise expressly provided under applicable law,　 RE/MAX JAPAN shall have no liability to Regional Franchisee for any such decision or action.

n. further assurances: The parties shall do and cause to be done all such acts, matters and things and shall execute and deliver all such documents and instruments as shall be required to enable the parties to perform their respective obligations under, and to give effect to the transactions contemplated by, this Agreement, including the execution and delivery of supplemental agreements for purposes of facilitating compliance with Domestic Laws, such as a trademark license agreement, international service agreement and Proprietary Concept license agreement, all of which supplemental agreements shall be consistent with the terms and conditions of this Agreement.

20. TRANSLATION: If any translation of this Agreement is required by either party hereto or by any court having jurisdiction or by any other tribunal or arbitration panel, the Japanese version of this Agreement shall control over any other version hereof and any changes or improvements in this Agreement or any Franchise Agreement that occur as a result of translation into any other language shall be for the benefit of and inure to RE/MAX JAPAN.

21. REGISTRATION aND FILING: RE/MAX JAPAN and Regional Franchisee agree that if it is required by applicable law, this Agreement and the transactions contemplated hereby shall be registered or filed with the appropriate Governmental Authorities as soon as possible. RE/MAX JAPAN shall have primary responsibility for obtaining and maintaining the registration or filing of this Agreement. RE/MAX JAPAN and Regional Franchisee agree to cooperate with each other in connection with any dealings relating to such registration or filing, including all dealings with Governmental Authorities. RE/MAX JAPAN and Regional Franchisee shall equally share all fees and expenses relating to the registration or filing of this Agreement (including attorneys’ fees). Regional Franchisee agrees to comply with all laws, rules and regulations requiring the registration or filing of any Franchise Agreement. All fees and expenses (including attorneys’ fees) incurred in the registration or filing of a Franchise Agreement shall be the responsibility of Regional Franchisee. Regional Franchisee agrees to notify RE/MAX JAPAN of the need to register or file any Franchise Agreement prior to submitting any documents to the related governmental authority and, if RE/MAX JAPAN indicates that it desires to review such documents, Regional Franchisee shall not submit such documents to any Governmental Authority without RE/MAX JAPAN’s prior consent. Regional Franchisee shall submit to RE/MAX JAPAN copies of all documents relating to the registration or filing of a Franchise Agreement with any Governmental Authority within ten (10) days of its date of submission of same to such Governmental Authority.

22. ACKNOWLEDGEMENT OF RECEIPT OF REQUISITE INFORMATION: Regional Franchisee acknowledges that RE/MAX, LLC and RE/MAX JAPAN has supplied to Regional Franchisee all information concerning RE/MAX and the development and operation of the regional franchise rights granted hereunder that Regional Franchisee deems necessary to make an informed decision to enter into this Agreement, including, but not limited to, any required documents prepared by RE/MAX, LLC and RE/MAX JAPAN in accordance with the Domestic Laws, including franchise disclosure documents prepared by RE/MAX, LLC and RE/MAX JAPAN and delivered to the Regional Franchisee in accordance with Domestic Laws.

23. FORCE MAJEURE: In the event of a Force Majeure, Regional Franchisee shall be relieved of its obligations under this Agreement to the extent Regional Franchisee is necessarily prevented, hindered, or delayed in the performance of such obligations during the period of such Force Majeure.  Regional Franchisee shall give prompt, written notice of such Force Majeure to RE/MAX JAPAN. If a Force Majeure causes Regional Franchisee to fail to substantially comply with any material terms and conditions of this Agreement for a period of six (6) consecutive months, RE/MAX JAPAN shall have the right to terminate this Agreement upon thirty (30) days’ written notice to Regional Franchisee, subject to Regional Franchisee’s compliance with the post-termination provisions contained in this Agreement.  “Force Majeure” shall mean any of the following catastrophic events: (a) accident, storm, earthquake, cyclone, tornado, flood, or other act of God, (b) war, insurrection, epidemics, quarantine restrictions, civil disturbances or acts of terrorism; (c) strikes or lockouts; or (d) governmental action, embargoes or inability to obtain labor, materials, equipment or power.

THE SUCCESS OF REGIONAL Franchisee IN OPERATING A RE/MAX REAL ESTATE FRANCHISING BUSINESS IS SPECULATIVE AND WILL DEPEND ON MANY FACTORS INCLUDING, TO A LARGE EXTENT, Regional Franchisee’S INDEPENDENT BUSINESS ABILITY. regional Franchisee HAS NOT RELIED ON ANY WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THE POTENTIAL SUCCESS OF THE BUSINESS VENTURE CONTEMPLATED HEREBY. NO REPRESENTATIONS OR PROMISES HAVE BEEN MADE BY RE/MAX JAPAN TO INDUCE regional Franchisee TO ENTER INTO THIS AGREEMENT EXCEPT AS SPECIFICALLY INCLUDED HEREIN. Regional Franchisee ACKNOWLEDGES THAT THE SUCCESS OF ITS BUSINESS DEPENDS ON THE PERSONAL EFFORTS OF Regional Franchisee. RE/MAX JAPAN HAS NOT GUARANTEED ANY RESULTS TO regional Franchisee AND CANNOT, EXCEPT UNDER THE TERMS OF THIS AGREEMENT, EXERCISE CONTROL OVER regional franchisee’s BUSINESS.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth below.

May 29, 2017

RE/MAX JAPAN (MASTER FRANCHISOR): IKEZOE TRUST CO. (Signed with Official Seal) By: Print Name: Kazuya Moto-oka Title: Representative Director

RE/MAX JAPAN(SOLE AGENT FOR IKEZOE TRUST): KIDDING CO. (Signed with Official Seal) By: Print Name: Yoshiki Oketani Title: Representative Director

REGIONAL FRANCHISEE: SCHOOL TV CO., LTD. (Signed with Official Seal) By: Print Name: Tomoo Yoshida Title: Representative Director

APPENDIX - DEFINITIONS

“Affiliate” shall mean any Person that directly or indirectly owns or controls the referenced party, that is directly or indirectly owned or controlled by the referenced party, or that is under common control with the referenced party. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an Entity, whether through ownership of voting securities, by contract, or otherwise.

“Agreement Year” shall mean each twelve (12)-month period commencing on January 1 and expiring on December 31 of each calendar year, except that the first Agreement Year commences on the July 1, 2017 and ends on December 31, 2017.

“Business Day” shall mean each day of the week, excluding every Saturday, Sunday and (i) each holiday officially recognized by the laws of Host Country with respect to the obligations of Regional Franchisee hereunder, or (ii) each holiday officially recognized by the laws of the Japan with respect to the obligations of RE/MAX JAPAN hereunder.

“Competitive Business” shall mean any Real Estate Brokerage Services, other than as part of the RE/MAX System. Restrictions on Competitive Businesses do not include the ownership of shares of a class of securities that are listed on an internationally recognized stock exchange and that represent less than five percent (5%) of that class of securities.

“Domestic Laws” shall mean all applicable laws, regulations, by-laws, rules, administrative orders, decrees, judicial judgments and policies of any national, provincial or municipal authorities or of any political subdivision or governmental agency within Japan.

“Effective Date” shall mean the date set forth at the beginning of this Agreement.

“Entity” shall mean a partnership, a corporation, a limited liability company, a joint venture, a trust, an unincorporated organization or any other legal entity of any kind.

“Franchise Agreement” shall mean the form of agreement to be signed by a Franchisee which grants the Franchisee the right to operate a single Franchised Office within the Region.

“Franchised Office” shall mean an office within the Region that operates under the Marks and uses the Proprietary Concept and at which a Franchisee offers or provides Real Estate Brokerage Services pursuant to a duly executed Franchise Agreement.

“Franchisee” shall mean a Person that owns or operates a Franchised Office and which may be an Affiliate of Regional Franchisee or which may be a Person unaffiliated with Regional Franchisee.

“Governmental Authority” refers to any governmental entity, and any political or other subdivision of any governmental entity, and any agency, department, commission, board, bureau, court or instrumentality of any of them which, at any time, has competent jurisdiction over Regional Franchisee or any of its Affiliates or Principals.

“Host County” shall mean Japan.

“Individual” shall mean a natural person, whether acting for himself or herself, or in a representative capacity.

“Marks” shall have the meaning set forth in the Recitals above.

“Non-Real Estate Brokerage Services” shall mean all services which do not constitute Real Estate Brokerage Services, including mortgage lending, property insurance services, escrow services, appraisal services, home inspection services, title insurance services and title searches.

“Person” shall mean an Entity or Individual, as the case may be.

“Proprietary Concept” shall mean the procedure originated by RE/MAX, LLC, pursuant to which individual licensed real estate salespersons (i) retain the highest possible compensation for the management, disposition, listing, selling, auctioning and leasing of real estate; and (ii) are made solely responsible for the payment of various fees required by their Franchised Office, including initial, monthly and annual fees, their respective pro rata share of general office overhead, as well as all personal business expenses. In addition to the foregoing, the Proprietary Concept also includes (i) recommendations from RE/MAX, LLC regarding the procedure for the operation and organization of the individual Franchised Offices (including recommended sales materials and operating manuals issued by RE/MAX, LLC for operation of a Franchised Office that does not share directly in or receive a percentage of the compensation generated by individual salespersons), and (ii) techniques recommended by RE/MAX, LLC for recruiting top-producing agents to Franchised Offices for personal career advancement and compensation maximization.

“Real Estate Brokerage Offices” shall mean any office or business organization that offers Real Estate Brokerage Services.

“Real Estate Brokerage Services” shall mean a collective reference to any and all services customarily provided by real estate brokerage offices in the Territory, including (i) listing, offering, selling, exchanging, and/or managing real property, (ii) providing marketing and consulting services or other activities with respect to the auctioning, leasing or renting of real property and time shares, (iii) representing sellers, purchasers, lessors, or renters of real property, and/or (iv) providing any other service or activity permitted or required of all real estate brokers or real estate sales persons under applicable law; but excluding all Non-Real Estate Brokerage Services.

“Regional Franchisee’s Principals” or “Principals” shall mean each Person with any direct or indirect legal or beneficial ownership interest in Regional Franchisee that exceeds ten percent (10%) of the total equity interest in Regional Franchisee.

“RE/MAX Network” means the network of franchisees/brokers and affiliated real estate sales associates providing real estate brokerage services under the Marks throughout the world.

“RE/MAX System” means the proprietary concept devised and promoted by RE/MAX LLC for the establishment and operation of RE/MAX offices offering high quality real estate services under the Marks. Distinguishing characteristics of the System include, but are not limited to: (1) common use and promotion of the Marks; (2) distinctive sales and promotional materials; (3) standardized supplies and other materials used in RE/MAX offices; (4) centralized advertising, promotional and RE/MAX Referral System; (5) recommended procedures for operation of RE/MAX offices providing efficient, high quality and courteous services to the public; (6) a standardized uniform system for the operation of a real estate service office in accordance with ethical standards and policies; and (7) a high commission concept.

“Sales Associate” shall mean any Individual who (i) is under contract with, employed by, owns any interest in, represents, is engaged by or is otherwise affiliated with Regional Franchisee or any Franchisee, and (ii) provides Real Estate Brokerage Services or any related services to the general public through a Franchised Office.

“Term” as defined in Paragraph 2.e.

“Territory” or “Region” shall mean Okinawa Prefecture, as depicted by the geographic area shown in Exhibit F.

“Japanese Yen” shall mean the legal currency of Japan

EXHIBIT A

DEVELOPMENT SCHEDULE

Regional Franchisee shall have and maintain within the Region by the end of each Agreement Year, the number of Franchised Offices and Sales Associates set forth below:

Agreement Year	Total Franchised Offices	Total Sales Associates
Year 1	1	3
Year 2	2	6
Year 3	3	9
Year 4	4	12
Year 5	5	15
Year 6	6	18
Year 7	7	21
Year 8	8	24
Year 9	9	27
Year 10	10	30
Year 11	10	30
Year 12	10	30
Year 13	10	30
Year 14	10	30
Year 15	10	30

EXHIBIT B

CONFIDENTIALITY AGREEMENT

THIS CONFIDENTIALITY AGREEMENT (this “Agreement”) is made and entered into this 29th day of May 2017, among IKEZOE TRUST CO. (“IKEZOE”) and KIDDING CO. (collectively, “RE/MAX JAPAN”), and SCHOOL TV CO., LTD. (“Regional Franchisee”), and TOMOO YOSHIDA (“Confidant”).

RECITALS

WHEREAS, RE/MAX, LLC (“RE/MAX”) owns and possesses a system for the development and operation of real estate offices that use the “Proprietary Concept” (as such term is defined below) which it has developed, created and promoted and which is proprietary and confidential;

WHEREAS, the “Proprietary Concept” shall mean the procedure originated by RE/MAX, LLC, pursuant to which individual licensed real estate salespersons (i) retain the highest possible compensation for the management, disposition, listing, selling, auctioning and leasing of real estate; and (ii) are made solely responsible for the payment of various fees required by their Franchised Office, including initial, monthly and annual fees, their respective pro rata share of general office overhead, as well as all personal business expenses. In addition to the foregoing, the Proprietary Concept also includes (i) recommendations from RE/MAX, LLC regarding the procedure for the operation and organization of the individual Franchised Offices (including recommended sales materials and operating manuals issued by RE/MAX, LLC for operation of a Franchised Office that does not share directly in or receive a percentage of the compensation generated by individual salespersons), and (ii) techniques recommended by RE/MAX, LLC for recruiting top-producing agents to Franchised Offices for personal career advancement and compensation maximization.

WHEREAS, all the know-how and information comprising the Proprietary Concept is proprietary to RE/MAX, LLC and is of a highly confidential nature (all such information being hereinafter referred to as “RE/MAX’s TRADE SECRETS”) ;

WHEREAS, RE/MAX’s TRADE SECRETS provide economic advantages to the RE/MAX Network, including to Regional Franchisee and its franchisees, and are not generally known to, and are not readily ascertainable by proper means by the RE/MAX’s Network’s competitors who could obtain economic value from knowledge and use of RE/MAX’s TRADE SECRETS;

WHEREAS, RE/MAX, LLC has taken and intends to take all reasonable steps to maintain the confidentiality and secrecy of RE/MAX’s TRADE SECRETS;

WHEREAS, RE/MAX has granted IKEZOE a limited right to use and to license the use of the Proprietary Concept and certain related marks for the period defined in the RE/MAX Master Franchise Agreement made and entered into on the 20th day of September 2013. (as amended, supplemented or modified from time to time, the “Master Franchise Agreement”);

WHEREAS, IKEZOE wishes to sub-license and grant a limited right to use the Proprietary Concept and certain related marks for the period defined in the Regional Franchise Agreement made and entered into on the 29th day of May 2017, by and between IKEZOE and Regional Franchisee (as amended, supplemented or modified from time to time, the “Regional Franchise Agreement”);

WHEREAS, IKEZOE and REGIONAL Franchisee have agreed in Regional Franchise Agreement on the importance to RE/MAX, LLC, IKEZOE, the RE/MAX Network, and to Regional Franchisee and other franchisees of restricting use, access and dissemination of RE/MAX’s TRADE SECRETS;

WHEREAS, it will be necessary for certain persons associated with Regional Franchisee to have access to and to use some or all of RE/MAX’s TRADE SECRETSs in the development and operation of franchised offices using the Proprietary Concept;

WHEREAS, IKEZOE, under the Master Franchise Agreement, and. Regional Franchisee, under the Regional Franchise Agreement, have agreed to obtain from certain of those persons written agreements protecting RE/MAX’s TRADE SECRETS;

WHEREAS, Confidant is associated with Regional Franchisee and Confidant wishes and needs to receive and use RE/MAX’s TRADE SECRETS in the course of his/her business relationship with Regional Franchisee.

NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, the parties agree as follows:

1.       Certain aspects of RE/MAX’s TRADE SECRETS have been, and will be, provided by Regional Franchisee to Confidant. Confidant acknowledges the confidential nature of RE/MAX’s TRADE SECRETS and further acknowledges that RE/MAX, LLC, IKEZOE, the RE/MAX Network, and Regional Franchisee derive competitive and economic advantages from RE/MAX’s TRADE SECRETS. Confidant is aware that RE/MAX, LLC and IKEZOE have instituted a number of policies and procedures designed to protect the confidentiality of RE/MAX’s TRADE SECRETS, including the requirement that all persons having access to RE/MAX’s TRADE SECRETS contractually covenant not to disclose or make unauthorized reproductions thereof.

2.       RE/MAX’s TRADE SECRETS were unknown to Confidant prior to entering its business relationship with Regional Franchisee.

3.       Confidant shall not, at any time, make copies of any documents or compilations containing some or all of RE/MAX’s TRADE SECRETS without Regional Franchisee’s and RE/MAX’s, LLC’s express written permission.

4.       Confidant shall not, at any time during Confidant’s business relationship with Regional Franchisee or subsequent to the date of the termination of his/her/its business relationship with Regional Franchisee, disclose or permit the disclosure of RE/MAX’s TRADE SECRETS except to employees and franchisees of Regional Franchisee who have entered into a confidentiality agreement similar to this Agreement, and only to the limited extent necessary to train or assist such employees and franchisees of Confidant in the operation or development of franchised offices using the Proprietary Concept.

5.       Except as expressly permitted in the Regional Franchise Agreement, Confidant shall not utilize RE/MAX’s TRADE SECRETS in whole or in part, in any geographic area at any time during the five (5)-year period subsequent to the date of the termination of his/her/its business relationship with Regional Franchisee.

6.       Confidant shall surrender the manuals and any other material containing some or all of RE/MAX’s TRADE SECRETS to Regional Franchisee, IKEZOE, or to RE/MAX, LLC upon request or upon conclusion of the use for which the manuals or other information or material may have been furnished to Confidant.

7.       Confidant shall not, directly or indirectly, do any act or omit to do any act, which would or would be likely to be injurious or prejudicial to the goodwill associated with the Proprietary Concept.

8.       For breach of the covenants in Paragraphs 1 - 7, which covenants are made in consideration of the disclosure to Confidant of RE/MAX’s TRADE SECRETS and due to the difficulty of establishing the precise amount of damages for breach of such covenants, in addition to the other remedies provided for herein, Confidant agrees to pay IKEZOE (on behalf of RE/MAX and the owners of the Affected Offices (as defined below) an amount equal to the greater of (x) Twenty Five Million Japanese Yen (¥25,000,000), or (y) the decrease in operating profits (e.g., gross sales minus operating expenses) or increase in operating losses experienced by those franchised offices affected by the breach of such covenants (the “Affected Offices”) during the period of breach; provided, that if the decrease in operating profits or increase in operating losses cannot be reasonably estimated on a timely basis, then the RE/MAX, LLC may elect to take immediate payment of the foregoing fixed monetary amount, which shall be regarded as liquidated damages and not as a penalty. The decrease in operating profits or increase in operating losses experienced by the Affected Offices during the period of breach will be determined by extrapolating from the results of operations of the Affected Offices over the three (3) year period immediately preceding the date of the initial breach (or such shorter periods of time during which the Affected Offices shall have been open), and calculating what the Affected Offices operating profits or operating losses would have been during the period of breach but for such breach. Due regard shall be given to operating revenue and operating expense trends over such periods. Confidant agrees that he/she/it shall be liable under this paragraph regardless of actual fault. Confidant agrees that the foregoing amounts are a reasonable estimation of the damages that would be incurred by IKEZOE, Franchisee, Regional Franchisee, RE/MAX, LLC and the Affected Offices for breach of such covenants. Confidant further agrees that RE/MAX, LLC shall be entitled to select among the alternative damage formulas provided above, or pursue any other right or remedy provided or permitted by law or this Agreement and that, in any event, payment to IKEZOE of an amount provided for under this paragraph shall not constitute an excuse to the performance of Confidant’s obligations under this Agreement.

9.       Regional Franchisee undertakes to use its best efforts to ensure that Confidant acts as required by this Agreement.

10.       Confidant agrees that in the event of a breach of this Agreement, the RE/MAX Parties, the RE/MAX network, IKEZOE and Regional Franchisee, would be irreparably injured and be without an adequate remedy at law. Therefore, in the event of such a breach, or threatened or attempted breach of any of the provisions thereof, RE/MAX, LLC, IKEZOE and Regional Franchisee shall be entitled, in addition to the remedies provided under Paragraph 8 hereof, to enforce the provisions of this Agreement and shall be entitled, in addition to any other remedies which are made available to them at law, to a temporary and/or permanent injunction or similar form of remedy and a decree for the specific performance of the terms of this Agreement, without the necessity of showing actual or threatened harm, and without being required to furnish a bond or other security. Confidant shall pay all costs and expenses (including reasonable attorneys’ fees) incurred by RE/MAX, LLC, IKEZOE or Regional Franchisee in enforcing the terms of this Agreement.

11.       This Agreement shall be governed by the laws of Colorado without giving effect to the conflict of laws principles of such jurisdiction.

[SIGNATURE PAGE IMMEDIATELY FOLLOWING]

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as witnessed by their signatures below.

July 7, 2017

RE/MAX JAPAN (Master Franchisor):

IKEZOE TRUST CO:

By: /s/ Kazuya Moto-oka

Name: Kazuya Moto-oka

RE/MAX JAPAN (Sole Agent for IKEZOE TRUST)

KIDDING CO:

By: /s/Yoshiki Oketani

Name: Yoshiki Oketani

REGIONAL FRANCHISEE and CONFIDANT:

SCHOOL TV CO., LTD.

By: /s/ Tomoo Yoshida

Name: Tomoo Yoshida

EXHIBIT C

OWNERSHIP INTERESTS IN REGIONAL FRANCHISEE

Name and Address	Percentage Ownership

EXCEED WORLD INC. 　　　　　　　　　　　　　　　 100%

16192 Coastal Highway, Lewes Delaware, 19958,

County of Sussex, U.S.A.

(Director, President and CEO: Mr. Tomoo Yoshida)

EXHIBIT D

THE MARKS

RE/MAX is aware that third parties own the domain names remax.jp and remax.co.jp and RE/MAX will not be able to provide these domains for Regional Franchisee’s use.

exhibit E

GUARANTY AND ASSUMPTION OF OBLIGATIONS

Each of the undersigned acknowledges and agrees as follows:

1.                   Each has read the terms and conditions of the foregoing RE/MAX Regional Franchise Agreement for Okinawa Prefecture (the “Agreement”);

2.                   Each is included in the term “Regional Franchisee’s Principals” as described in the Appendix to the Agreement;

3.                   In consideration of RE/MAX JAPAN entering into the Agreement, each individually, jointly and severally makes all of the covenants, representations, warranties and agreements of Regional Franchisee’s Principals set forth in this Agreement and is obligated to perform thereunder; and

4.                   In consideration of RE/MAX JAPAN entering into the Agreement, each individually, jointly and severally for himself or herself and his or her respective executors and administrators covenants with RE/MAX JAPAN and its successors and assigns as follows:

a.                   Each hereby agrees to be bound by all of the terms and conditions of the Agreement, including any amendments or modifications thereto whenever made, and unconditionally and irrevocably guarantees to RE/MAX JAPAN and its successors and assigns that all of the obligations of Regional Franchisee under the Agreement will be punctually paid and performed.

b.                   Upon default by Regional Franchisee or notice from RE/MAX JAPAN, each will immediately make each payment and perform each obligation required of Regional Franchisee under the Agreement. Without affecting the obligations of each of the undersigned, RE/MAX JAPAN may, without notice to any of the undersigned, renew, extend, modify, amend, or release any indebtedness or obligation of Regional Franchisee, or settle, adjust, or compromise any claims against Regional Franchisee.

c.                   Each waives all demands and notices of every kind with respect to this guarantee (“Guarantee”) or the Agreement, the demand for payment or performance by Regional Franchisee, any default by Regional Franchisee or any of Regional Franchisee’s Principals, and any release of any of Regional Franchisee’s Principals or other security for the Agreement or the obligations of Regional Franchisee.

d.                   RE/MAX JAPAN may pursue its rights against any of the undersigned without it first exhausting its remedies against Regional Franchisee and without joining any other of Regional Franchisee’s Principal hereto, and no delay on the part of RE/MAX JAPAN in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by RE/MAX JAPAN of any right or remedy shall preclude the further exercise of such right or remedy.

e.                   Upon receipt by RE/MAX JAPAN of notice of the death of a Regional Franchisee’s Principal, the estate of such Regional Franchisee’s Principal will be bound by this Guarantee, but only for defaults and obligations hereunder existing at the time of death, and the obligations of the other Regional Franchisee’s Principals hereunder will continue in full force and effect.

f.                    Any claim or right that RE/MAX JAPAN may have against Regional Franchisee shall in all respects take priority over any similar or competing right that any of the undersigned may have against Regional Franchisee under the Agreement or otherwise howsoever arising.

REGIONAL FRANCHISEE’S PRINCIPALS: TOMOO YOSHIDA Representative Director SCHOOL TV CO., LTD. /s/Tomoo Yoshida

EXHIBIT F

TERRITORY MAP

<OKINAWA PREFECTURE>